UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7606
                                                     ---------------------

                Nuveen Connecticut Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT May 31, 2006

                        Nuveen Investments
                        Municipal Exchange-Traded
                        Closed-End Funds

  NUVEEN CONNECTICUT
      PREMIUM INCOME
      MUNICIPAL FUND
                 NTC

  NUVEEN CONNECTICUT
  DIVIDEND ADVANTAGE
      MUNICIPAL FUND
                 NFC

  NUVEEN CONNECTICUT
  DIVIDEND ADVANTAGE
    MUNICIPAL FUND 2
                 NGK

  NUVEEN CONNECTICUT
  DIVIDEND ADVANTAGE
    MUNICIPAL FUND 3
                 NGO

NUVEEN MASSACHUSETTS
      PREMIUM INCOME
      MUNICIPAL FUND
                 NMT

NUVEEN MASSACHUSETTS
  DIVIDEND ADVANTAGE
      MUNICIPAL FUND
                 NMB

      NUVEEN INSURED
       MASSACHUSETTS
  TAX-FREE ADVANTAGE
      MUNICIPAL FUND
                 NGX

     NUVEEN MISSOURI
      PREMIUM INCOME
      MUNICIPAL FUND
                 NOM

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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)


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

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

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS



Once again, I am pleased to report that over the twelve month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

Municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. I encourage you to contact your personal financial advisor who can help explain this important investment strategy.


"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."


Nuveen Investments is pleased to offer you choices when it comes to receiving your fund reports. In addition to mailed print copies, you can also sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 11, 2006

Nuveen Investments Municipal Exchange-Traded Closed-End Funds
NTC, NFC, NGK, NGO, NMT, NMB, NGX, NOM

Portfolio Managers'
        COMMENTS


Portfolio managers Paul Brennan and Scott Romans examine economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these eight Nuveen Funds. Paul, who has 15 years of investment experience, has managed NTC since 1999, NFC since 2001, NGK and NGO since 2002, NMT and NMB since 2003, and NGX since May 2005. Scott, who joined Nuveen in 2000, has managed NOM since 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED MAY 31, 2006?

During this reporting period, we saw a general increase in interest rates across the yield curve, although rates at the long end of the curve remained more stable than short-term rates during much of the period. Between June 1, 2005 and May 31, 2006, the Federal Reserve announced eight increases of 0.25% each in the fed funds rate, raising this short-term target by 200 basis points from 3% to 5%. By comparison, the yield on the benchmark 10-year U.S. Treasury note ended May 2006 at 5.11%, up from 4.01% 12 months earlier, while the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, was 5.22% at the end of May 2006, an increase of 44 basis points from the beginning of June 2005. As interest rates increased, bond valuations generally declined, and the yield curve flattened as shorter-term rates approached the levels of longer-term rates.

Even with rising interest rates, increased energy prices, and indications of slowing momentum in the manufacturing sector, the economy remained resilient, with a healthy pattern of growth. After expanding at a rate of 3.3% in the second quarter of 2005, the U.S. gross domestic product (GDP) grew by 4.1% in the third quarter before slowing to 1.7% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2006, the GDP rebounded sharply to 5.6%, fueled by upturns in consumer and federal spending and accelerated business investment in equipment. The overall employment picture remained positive, with national unemployment at 4.6% in May 2006, down from 5.1% in May 2005. Despite an increase in inflation expectations, the year-over-year increase in the Consumer Price Index as of May 2006 was 4.2%. However, during the first five months of 2006, the pace of inflation picked up noticeably, rising at a rate of 5.2% annualized, compared with 3.4% for all of 2005.

Over the 12 months ended May 2006, municipal bond supply nationwide remained strong, as $403.6 billion in new securities came to market, up 6% from the previous 12 months. However, following record levels of issuance in calendar year 2005, we saw a sharp drop-off in supply during the first five months of 2006, when municipal issuance totaled $133.8 billion, off 19% from the same period in 2005. A major factor in 2006's decline in supply was the substantial reduction in pre-refunding volume, which dropped 56% from last year's levels as rising interest rates made advance refundings less economically attractive to issuers. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds -- all participating in the market.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CONNECTICUT, MASSACHUSETTS, AND MISSOURI DURING THIS PERIOD?

With the highest per capita income in the nation, Connecticut's economy was driven principally by manufacturing, financial services, education, and healthcare during this period. The state also continued to rely heavily on the defense industry, ranking fifth in terms of total defense dollars awarded to the 50 states. Approximately 25% of Connecticut's manufacturing jobs are concentrated in the defense sector, and the rejection of the Pentagon's recommendation to close the submarine base in New London saved 31,000 jobs statewide. Recent job growth was led by the financial and professional and business services sectors, while the shipbuilding industry continued to face job cuts. Connecticut's jobless rate fell to 4.0% in May 2006, down from 5.0% in May 2005. Due to generally improving credit fundamentals and increased tax receipts, Connecticut expected to end fiscal 2006 with a $337 million surplus, which will not be sufficient to erase the state's general fund deficit. In February 2006, Moody's reconfirmed its rating of Connecticut general obligation debt at Aa3 with a stable outlook, and Standard & Poor's confirmed its rating of AA. Issuance of municipal debt in Connecticut during the 12 months ended May 31, 2006, was $6.1 billion, up 22% from the previous 12 months. For the first five months of 2006, issuance declined 5%, to $1.7 billion, compared with the first five months of 2005. According to Moody's, Connecticut's per capita debt level was the one of the highest in the nation, and the per capita debt/per capita income ratio was the third highest among the 50 states.

Massachusetts' economy remained diverse and fundamentally strong, led by education, healthcare, financial services, and technology. However, mergers in the financial sector have cost Massachusetts thousands of jobs, and the recent weakening of employment growth caused the commonwealth's economic recovery to lag that of the nation as a whole. In May 2006, the jobless rate in Massachusetts was 5.0%, up from 4.8% in May 2005, and unemployment was expected to continue above pre-recession levels (2.7% in 2000) through 2011. Challenged by one of the more severe revenue declines among the 50 states during the recession, Massachusetts responded with a balanced mix of budget cuts, tax increases, and reserve draws. Successful financial management and an improving profile resulted in the commonwealth's budget stabilization fund ending fiscal 2006 with a projected balance of $2.4 billion and tax receipts that were $710 million ahead of plan. For fiscal 2007, the $25.2 billion state budget increases spending 5% from fiscal 2006 levels, including a 7% increase in school aid and a 17% hike in assistance to municipalities. In April 2006, Massachusetts passed a comprehensive health insurance bill that requires every resident to have health insurance by July 2007, with cost based on ability to pay. An estimated 500,000 uninsured residents would be covered through a combination of employer assessments and new subsidized private health plans. In May 2006, Moody's confirmed its rating on Massachusetts general obligation debt at Aa2, and S&P confirmed its rating of AA; both rating agencies maintained a stable outlook. For the 12 months ended May 31, 2006, Massachusetts issued $15.8 billion in municipal debt, an increase of 31% over the previous 12 months. During January-May 2006, the commonwealth's issuance of $3.9 billion in new municipal paper represented a decline of 15% from the first five months of 2005. As in Connecticut, Massachusetts' debt per capita level was one of the highest in the nation, and debt as a percentage of income per capita ranked second among the 50 states. These levels have risen along with the costs associated with the Central Artery/Ted Williams Tunnel Project, or Big Dig, which are currently pegged at $14.6 billion.

Although Missouri's economy grew at a slower pace than the national average in 2005, the state continued to register positive performance, led by job growth in government, education, health services, and retail trade. Weaker payroll gains in the financial services and the leisure and hospitality sectors and continued problems in the auto industry were the main detractors during this reporting period. Employment in Missouri remained well diversified, and in May 2006, the state unemployment rate fell to 4.4% from 5.4% in May 2005, compared with a pre-recession level of 3.3% in 2000. Fiscal 2006 tax revenues collected by the state have exceeded projections, running 6% ahead of fiscal 2005. For fiscal 2007, the state's proposed $20.8 billion operating budget represents an increase of 9% from fiscal 2006 and includes $173 million for elementary schools, $400 million in road construction, and a reduction in the number of state employees. As of May 2006, Moody's and S&P maintained their ratings on Missouri general obligation debt at Aaa/AAA with a stable outlook. During the 12 months ended May 31, 2006, the increase in municipal issuance in Missouri outpaced the national trend, rising 68% over the previous 12-month period, to $7.9 billion. This type of issuance fluctuation is fairly common in smaller markets such as Missouri. For January-May 2006, issuance in the state totaled $2.7 billion, up 22% from the first five months of 2005. Overall, both the state's debt per capita and tax-supported debt levels remained below the national medians.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS PERIOD?

As interest rates rose during this 12-month period, we continued to emphasize careful duration1 management, part of which included efforts to more closely align the Funds' duration and yield curve positioning. Strategically, our purchase activity in the Connecticut and Massachusetts Funds focused on attractively priced bonds maturing in 10 to 20 years. As the yield curve continued to flatten and the incremental yield on bonds with longer maturities decreased, we believed that bonds in the 10-year to 20-year range of the curve generally offered reward opportunities more commensurate with their risk levels. However, at various times during this 12-month period, we found that bonds available in longer parts of the yield curve offered more favorable characteristics, and we actively pursued these opportunities. To help us maintain these Funds' durations within our preferred strategic range, we were also selectively selling holdings with shorter durations, such as bonds priced to short call dates and short-dated pre-refunded bonds.

In NOM, keeping the Fund's duration within our established targets was also a top priority, especially since NOM experienced a substantial number of advance refundings over this 12-month period. While these pre-refundings benefited NOM's performance through price appreciation and enhanced credit quality, they also had a shortening effect on the Fund's duration. Our purchase activity therefore focused mainly on bonds maturing in 15 to 20 years that would help to counteract some of the duration impact of the advance refundings. As part of our efforts to manage NOM's duration, we also sold some very short duration (2005-2007) bonds, carefully selecting those that we believed had the least performance potential.

With yields rising during this period, we also found some opportunities to sell a few of our holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their income streams.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. As previously mentioned, while supply in all three states remained exceptionally strong over



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

the period, both Connecticut and Massachusetts saw declines in municipal issuance during the first five months of 2006. Since all three of these states are high-quality issuers, much of the new supply was highly rated and/or insured, especially in Connecticut. During the latter part of this period, we took advantage of opportunities in Connecticut and Massachusetts to add housing bonds, particularly in NMT and NMB, which benefited the performance of these Funds for the period.

We also continued to emphasize maintaining the Funds' weightings of bonds rated BBB or lower and non-rated bonds. Lower-rated credits generally performed well during this period, resulting in considerable investor demand and fewer opportunities to purchase lower quality bonds that we believed represented value for shareholders. While we did find a few opportunities to add lower-rated issues to the Massachusetts Funds, the Connecticut Funds' allocations of lower quality credits generally remained stable over this period. Overall, both the Connecticut and Massachusetts Funds continued to have exposure to lower-rated securities.

In Missouri, on the other hand, the large increase in municipal issuance during this period provided more opportunities to add new positions that we believed were attractively priced relative to their credit quality. These additions to our portfolio enabled us to replace some of the lower-rated bonds that were advance refunded during this period, thereby helping us maintain and diversify NOM's weighting of lower-rated categories. Examples of purchases added to NOM during this period included BBB+ rated bonds issued by the Missouri Development Finance Board (MDFB) for the Branson Landing project (maturity 2035) and A+ rated bonds issued by MDFB for the Crackerneck Creek project (maturity 2028).

Over the past 12 months, our duration management strategies also included the use of forward interest rate swaps, a type of derivative financial instrument, in NFC, NGK, NGO, NMB, and NGX. As discussed in our last shareholder report, we began using these swaps in late 2004 in an effort to reduce the interest rate risk in these five Funds. These hedges were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the (and resulting pricing sensitivity) of these Funds without having a negative impact on their income streams or common share dividends over the short term.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant benchmark and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 5/31/06

                                    1-YEAR            5-YEAR           10-YEAR
--------------------------------------------------------------------------------
CONNECTICUT FUNDS
--------------------------------------------------------------------------------
NTC                                  0.88%             6.48%             7.14%
--------------------------------------------------------------------------------
NFC                                  1.38%             7.24%             NA
--------------------------------------------------------------------------------
NGK                                  0.84%             NA                NA
--------------------------------------------------------------------------------
NGO                                  0.83%             NA                NA
--------------------------------------------------------------------------------
MASSACHUSETTS FUNDS
--------------------------------------------------------------------------------
NMT                                  1.41%             6.30%             6.70%
--------------------------------------------------------------------------------
NMB                                  1.49%             8.02%             NA
--------------------------------------------------------------------------------
MISSOURI FUND
--------------------------------------------------------------------------------
NOM                                  1.57%             6.75%             6.85%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index2                          1.90%             5.27%             5.95%
--------------------------------------------------------------------------------
INSURED MASSACHUSETTS FUND
--------------------------------------------------------------------------------
NGX                                  1.20%             NA                NA
--------------------------------------------------------------------------------
Lehman Brothers Insured
Municipal Bond Index2                1.79%             5.51%             6.15%
--------------------------------------------------------------------------------
Lipper Other States
Municipal Debt Funds
Average3                             1.74%             7.13%             6.92%
--------------------------------------------------------------------------------

*    Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, while the Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

3 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all exchange-traded closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 27; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

For the 12 months ended May 31, 2006, the total returns on NAV for all seven of the noninsured Funds in this report underperformed the return on the Lehman Brothers Municipal Bond Index. For the same period, NGX underperformed the Lehman Brothers Insured Municipal Bond Index. All eight funds in this report trailed the average return for the Lipper Other States peer group. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

One factor that affected the annual performance of these Funds, especially in relation to that of the un-leveraged Lehman Brothers Municipal Bond Index, was the use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders when interest rates fall or remain consistently low, this benefit is reduced when interest rates rise. With the increases in interest rates during this period, the decline in value of the bonds in the underlying portfolios of these Funds was exacerbated by the effects of leveraging. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting the Funds' income streams and total returns. However, we remain convinced that, over the long term, the use of financial leverage should work to the benefit of the Funds. This is demonstrated by the five-year and ten-year return performance--both absolute and relative--of NTC, NFC, NMT, NMB, and NOM.

Other influences on the Funds' total returns for this period included market factors such as rising interest rates and credit spread tightening as well as fund-specific factors such as yield curve and duration positioning, allocations to lower-rated credits, sector weightings, and pre-refunding activity.

As the yield curve continued to flatten over the course of this period, yield curve and duration positioning played important roles in the Funds' performances. Bonds in the Lehman index with maturities between 6 and 8 years were generally the most adversely impacted by recent changes in the yield curve, and they underperformed longer bonds (those with maturities of at least 22 years) by more than 200 basis points as well as bonds in the shortest part of the curve (those with maturities less than 2 years) by about 100 basis points. Yield curve positioning or, more specifically, greater exposure to those parts of the yield curve that performed well helped the performance of these Funds during this period. Among the Massachusetts Funds, NMT had the largest allocation of short duration bonds that were either callable or close to being called, which proved to be an advantage for the Fund during this period. On the whole, however, the Connecticut Funds had less exposure to the shortest and longest parts of the curve, which hurt their performance. The underweighting in the longest part of the curve is explained in part by the fact that most Connecticut municipalities do not issue debt with maturities longer than 20 years. As previously mentioned, the pre-refunding of a substantial portion of NOM's portfolio during this period resulted in a rapid change in the Fund's maturity and duration composition that hindered performance over the past 12 months by increasing the Fund's weightings in parts of the yield curve that underperformed.

With bonds rated BBB or lower and nonrated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and tightened credit spreads. As of May 31, 2006, the Connecticut Funds had weightings of BBB, sub-investment grade and nonrated bonds ranging from 9% in NGK and 10% in NTC to 13% in NFC and 14% in NGO, while NOM allocated 18% to BBB and nonrated credits. In Massachusetts, the two noninsured Funds--NMT and NMB--each had weightings of 12% in lower-rated and nonrated bonds, while the insured NGX, which can invest up to 20% of its assets in uninsured investment-grade quality securities, held 2% of its assets in bonds rated BBB as of May 31, 2006.

Among the lower-rated holdings making contributions to the Funds' total returns for this period were industrial development and resource recovery bonds, healthcare (including hospitals), and tobacco, all of which ranked among the top performing revenue sectors in the Lehman index.

Housing bonds were also among some of the best performing credits in the Funds' portfolios, as rising interest rates lessened the incidence and impact of prepayments and bond calls. Both multifamily and single-family housing bonds were positive contributors across all of these Funds, with the three Massachusetts Funds having the heaviest weighting in the housing sector among the Funds in this report. NOM also had exposure to housing bonds, and--among the Connecticut Funds--NFC had the largest allocation.

During this period, we continued to see a number of advance refundings4, which benefit the Funds through price appreciation and enhanced credit quality. In general, the positive impact from refinancings was less than in the previous reporting period. Both the Connecticut and Massachusetts Funds saw a small number of pre-refundings, mainly in NGK, NMB, and NGX. As mentioned earlier, NOM had 16% of its portfolio, involving several significant positions, advance refunded over the past 12 months.

While advance refundings generally enhanced performance for this 12-month period, the rising interest rate environment--especially at the short end of the yield curve--meant that the Funds' holdings of older, previously pre-refunded bonds tended to under perform the general municipal market, due primarily to the shorter effective maturities of these bonds. Other segments of the municipal market that tended to under-perform included general obligation bonds, special tax-backed issues, and noncallable bonds.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MAY 31, 2006?

We continued to believe that maintaining overall strong credit quality was an important technique. As of May 31, 2006, the seven noninsured Funds continued to offer excellent overall credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA in the Connecticut Funds ranging from 83% in NFC and 84% in NGO to 90% in NTC and NGK. Among the Massachusetts Funds, NMT and NMB had AAA/U.S. guaranteed and AA allocations of 79% and 84%, respectively, while NGX, which can invest up to 20% of its assets in uninsured investment-grade quality securities, held 85% of its portfolio in insured and U.S. guaranteed bonds as of May 31, 2006. NOM's allocation of AAA/U.S. guaranteed and AA bonds accounted for 80% of its portfolio.

As of May 31, 2006, potential call exposure for the period June 2006 through the end of 2007 ranged from 2% in NGK, NMB, and NGX, 3% in NFC, 4% in NGO, and 5% in NOM to 9% in NMT and 12% in NTC. In general, NMT and NTC continued to hold most of these callable bonds during the period, in part due to their performance potential. The number of actual bond calls in all of these Funds depends largely on future market interest rates.


4 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

                        Dividend and Share Price
                               INFORMATION



As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds generally offering lower yields, especially in the older Funds. These factors resulted in one monthly dividend reduction in NFC, NGK, and NGO, two in NMT, NMB, and NOM, and three in NTC and NGX over the 12-month period ended May 31, 2006.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:

               LONG-TERM CAPITAL GAINS                 ORDINARY INCOME
                           (PER SHARE)                     (PER SHARE)
--------------------------------------------------------------------------------
NTC                            $0.2240                         $0.0001
--------------------------------------------------------------------------------
NGK                            $0.0827                              --
--------------------------------------------------------------------------------
NMT                            $0.0444                         $0.0072
--------------------------------------------------------------------------------
NMB                            $0.1945                              --
--------------------------------------------------------------------------------
NOM                            $0.0969                         $0.0033
--------------------------------------------------------------------------------

These distributions, which represented an important part of the total returns of these five Funds for this period, were generated by bond calls and sales of appreciated securities. This had a slight negative impact on the earning power per common share of these Funds and was a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2006, all of the Funds in this report except NGO and NGX had positive UNII balances for both financial statement and tax purposes. NGO and NGX had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                         5/31/06          12-MONTH AVERAGE
                PREMIUM/DISCOUNT          PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NTC                       -3.26%                    +4.52%
--------------------------------------------------------------------------------
NFC                      +10.24%                    +9.20%
--------------------------------------------------------------------------------
NGK                      +11.71%                    +6.76%
--------------------------------------------------------------------------------
NGO                       -0.63%                    -0.14%
--------------------------------------------------------------------------------
NMT                       -0.69%                    +6.66%
--------------------------------------------------------------------------------
NMB                       +4.72%                    +9.67%
--------------------------------------------------------------------------------
NGX                       -6.67%                    +1.97%
--------------------------------------------------------------------------------
NOM                      +13.54%                   +17.60%
--------------------------------------------------------------------------------

Nuveen Connecticut Premium Income Municipal Fund
NTC

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              78%
AA                               12%
BBB                               9%
N/R                               1%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.067
Jul                            0.067
Aug                            0.067
Sep                            0.064
Oct                            0.064
Nov                            0.064
Dec                           0.0605
Jan                           0.0605
Feb                           0.0605
Mar                           0.0575
Apr                           0.0575
May                           0.0575


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       15.83
                              15.84
                              15.88
                              15.8
                              15.99
                              15.98
                              15.95
                              15.95
                              15.87
                              15.85
                              15.84
                              16.11
                              16.05
                              15.96
                              16.01
                              15.83
                              16.01
                              16.07
                              16.17
                              16.2
                              16.19
                              16.25
                              16.13
                              16.15
                              16.05
                              16.26
                              16.14
                              16
                              16.12
                              16.07
                              15.95
                              16.24
                              16.15
                              16.29
                              16.55
                              16.59
                              16.74
                              16.58
                              16.63
                              16.75
                              16.77
                              16.34
                              16.34
                              16.26
                              16.22
                              16.35
                              16.35
                              16.13
                              16.2
                              16.12
                              16.21
                              16.16
                              16.24
                              16.18
                              16.4
                              16.5
                              16.66
                              16.8
                              17
                              16.83
                              16.3
                              16.65
                              16.65
                              16.59
                              16.73
                              16.7
                              16.77
                              16.98
                              16.95
                              16.7
                              16.89
                              16.72
                              16.72
                              16.72
                              16.77
                              16.7
                              16.7
                              16.6
                              16.59
                              16.51
                              16.4
                              16.5
                              16.6
                              16.35
                              16.35
                              16.49
                              16.59
                              16.73
                              16.59
                              16.5
                              16.5
                              16.18
                              16.15
                              16.15
                              16.15
                              16
                              16
                              16
                              16
                              16.21
                              16.05
                              16.35
                              16.1
                              16.1
                              15.9
                              16.3
                              16.3
                              16.21
                              16.25
                              16.22
                              15.9
                              15.89
                              16.04
                              16.22
                              15.98
                              15.98
                              15.68
                              15.61
                              15.18
                              15.12
                              15.31
                              15
                              15.1
                              14.78
                              14.67
                              14.51
                              14.63
                              14.59
                              14.55
                              14.58
                              14.61
                              14.47
                              14.68
                              14.69
                              14.72
                              14.62
                              14.57
                              14.26
                              14.27
                              14.41
                              14.47
                              14.17
                              14.22
                              14.08
                              14.06
                              14.5
                              14.39
                              14.5
                              14.63
                              14.9
                              14.9
                              14.76
                              14.8
                              14.75
                              15.09
                              15.09
                              15.2
                              15
                              15.43
                              15.34
                              15.3
                              15.16
                              15.04
                              15.05
                              14.99
                              15
                              15.1
                              15.18
                              15.32
                              15.4
                              15.21
                              14.84
                              14.7
                              15.15
                              14.95
                              15.1
                              15.2
                              15.2
                              15.15
                              14.88
                              14.75
                              14.95
                              15
                              15
                              15.1
                              14.95
                              14.95
                              15.1
                              15.17
                              15.3
                              15.32
                              15.36
                              15.15
                              14.85
                              14.85
                              14.88
                              14.94
                              15.2
                              15.2
                              15.33
                              15.35
                              15.43
                              15.1
                              15.1
                              15.27
                              15.39
                              15.25
                              15.3
                              15.3
                              15.03
                              15.15
                              15.15
                              15.08
                              15.2
                              15.15
                              15.05
                              15.01
                              14.86
                              14.86
                              15.2
                              15
                              15.25
                              15.15
                              15.15
                              15.35
                              15.4
                              15.45
                              15.2
                              14.88
                              14.85
                              14.8
                              14.76
                              14.76
                              14.46
                              14.49
                              14.32
                              14.51
                              14.22
                              14.2
                              14.19
                              14.39
                              14.13
                              14.09
                              13.99
                              14.04
                              13.97
                              14.01
                              14.01
                              14.01
                              14.1
                              14.02
                              13.99
                              14.02
                              13.95
5/31/06                       13.95

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.95
------------------------------------
Common Share
Net Asset Value               $14.42
------------------------------------
Premium/(Discount) to NAV     -3.26%
------------------------------------
Market Yield                   4.95%
------------------------------------
Taxable-Equivalent Yield1      7.23%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $77,278
------------------------------------
Average Effective Maturity
on Securities (Years)          15.64
------------------------------------
Leverage-Adjusted Duration      7.73
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -6.00%         0.88%
------------------------------------
5-Year          2.77%         6.48%
------------------------------------
10-Year         5.86%         7.14%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               22.9%
------------------------------------
Tax Obligation/General         20.6%
------------------------------------
Water and Sewer                11.8%
------------------------------------
Tax Obligation/Limited         11.4%
------------------------------------
U.S. Guaranteed                11.0%
------------------------------------
Health Care                     6.9%
------------------------------------
Long-Term Care                  5.1%
------------------------------------
Other                          10.3%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.2241 per share.

Nuveen Connecticut Dividend Advantage Municipal Fund
NFC

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              67%
AA                               16%
A                                 4%
BBB                              11%
BB or Lower                       1%
N/R                               1%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0715
Jul                           0.0715
Aug                           0.0715
Sep                           0.0715
Oct                           0.0715
Nov                           0.0715
Dec                           0.0715
Jan                           0.0715
Feb                           0.0715
Mar                            0.068
Apr                            0.068
May                            0.068


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       15.8
                              15.88
                              16
                              15.8
                              15.95
                              16.12
                              16.12
                              15.97
                              15.96
                              15.95
                              15.91
                              15.92
                              15.98
                              16.2
                              16.09
                              15.95
                              16
                              15.97
                              15.97
                              15.92
                              16
                              16.17
                              16.3
                              16.4
                              16.2
                              16.26
                              16.35
                              16.28
                              16.3
                              16.25
                              16.3
                              16.2
                              16.25
                              16.3
                              16.36
                              16.35
                              16.25
                              16.36
                              16.28
                              16.38
                              16.45
                              16.45
                              16.45
                              16.49
                              16.5
                              16.57
                              16.44
                              16.22
                              16.25
                              16.25
                              16.32
                              16.47
                              16.8
                              16.86
                              16.82
                              16.82
                              16.82
                              16.73
                              16.85
                              16.84
                              16.82
                              16.58
                              16.58
                              16.68
                              16.54
                              16.71
                              16.67
                              16.82
                              16.56
                              16.72
                              16.95
                              17.01
                              16.9
                              16.99
                              16.86
                              16.84
                              16.72
                              16.58
                              16.44
                              16.45
                              16.39
                              16.39
                              16.24
                              16.1
                              16.2
                              16.28
                              16.38
                              16.48
                              16.48
                              16.48
                              16.17
                              16.15
                              16.15
                              16.2
                              16.16
                              16.03
                              16.1
                              16.15
                              16.14
                              16.1
                              16.12
                              16.16
                              15.96
                              16.03
                              16.06
                              16.16
                              16.29
                              16.07
                              16.25
                              16.07
                              16.1
                              16.04
                              16.23
                              16.41
                              16.1
                              15.94
                              16.2
                              16.01
                              16.15
                              16.08
                              16.33
                              16.01
                              16.23
                              16.18
                              16.18
                              16.05
                              16.06
                              16
                              15.85
                              15.94
                              16.02
                              16.02
                              15.98
                              16.01
                              15.87
                              15.86
                              15.75
                              15.67
                              15.45
                              15.54
                              15.49
                              16.16
                              15.86
                              15.95
                              16.01
                              16.1
                              16.23
                              16.23
                              16.25
                              16.01
                              16.01
                              16.1
                              16.34
                              16.7
                              16.49
                              16.72
                              16.48
                              16.43
                              16.43
                              16.43
                              16.31
                              16.31
                              16.56
                              16.7
                              16.74
                              16.65
                              16.7
                              16.7
                              16.79
                              16.85
                              16.75
                              16.81
                              16.99
                              17.18
                              17.29
                              17.17
                              17.3
                              17.42
                              17.31
                              17.31
                              17.16
                              17.16
                              17.71
                              17.71
                              17.56
                              17.5
                              17.5
                              17.3
                              17.3
                              17.49
                              17.26
                              17.28
                              17.1
                              16.96
                              16.67
                              16.85
                              17.29
                              17.06
                              17.08
                              17.14
                              17.39
                              17.39
                              17.39
                              17.07
                              16.8
                              16.96
                              16.95
                              16.81
                              16.81
                              16.65
                              16.81
                              16.95
                              17.03
                              17.2
                              17.12
                              16.76
                              16.75
                              16.6
                              16.55
                              16.56
                              16.36
                              16.7
                              16.7
                              16.7
                              16.58
                              16.58
                              16.58
                              16.58
                              16.71
                              16.73
                              16.9
                              17.05
                              17.05
                              16.91
                              16.9
                              16.26
                              16.14
                              16.35
                              16
                              15.69
                              15.77
                              15.6
                              15.62
                              15.94
                              16.33
                              16.08
                              16.3
                              16.1
                              15.9
                              15.85
                              15.75
                              16.15
                              16.3
                              16.3
5/31/06                       16.26


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.26
------------------------------------
Common Share
Net Asset Value               $14.75
------------------------------------
Premium/(Discount) to NAV     10.24%
------------------------------------
Market Yield                   5.02%
------------------------------------
Taxable-Equivalent Yield1      7.33%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $37,905
------------------------------------
Average Effective Maturity
on Securities (Years)          15.58
------------------------------------
Leverage-Adjusted Duration      7.59
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.79%         1.38%
------------------------------------
5-Year          6.80%         7.24%
------------------------------------
Since
Inception       7.08%         6.42%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                26.1%
------------------------------------
Education and Civic
   Organizations               16.6%
------------------------------------
Tax Obligation/Limited         12.3%
------------------------------------
Tax Obligation/General         10.9%
------------------------------------
Water and Sewer                 9.5%
------------------------------------
Utilities                       6.4%
------------------------------------
Transportation                  4.5%
------------------------------------
Other                          13.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Connecticut Dividend Advantage Municipal Fund 2
NGK

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              74%
AA                               16%
A                                 1%
BBB                               8%
BB or Lower                       1%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0705
Jul                           0.0705
Aug                           0.0705
Sep                           0.0705
Oct                           0.0705
Nov                           0.0705
Dec                            0.067
Jan                            0.067
Feb                            0.067
Mar                            0.067
Apr                            0.067
May                            0.067


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       16.03
                              16
                              15.92
                              16.05
                              16.2
                              16.2
                              16.15
                              16.15
                              16.15
                              16.3
                              16.25
                              16.35
                              16.2
                              15.9
                              16.04
                              15.97
                              16.02
                              16
                              16.04
                              16.09
                              16.09
                              16.14
                              16.14
                              16.28
                              16.25
                              16.25
                              16.15
                              16.3
                              16.3
                              16.14
                              16.11
                              16
                              16.1
                              15.99
                              16.02
                              16.01
                              16.01
                              16.23
                              16.39
                              16.39
                              16.59
                              16.82
                              16.82
                              16.64
                              16.8
                              16.8
                              16.8
                              16.68
                              16.47
                              16.67
                              16.7
                              16.82
                              16.65
                              16.95
                              16.97
                              16.97
                              16.85
                              16.9
                              16.9
                              16.9
                              16.58
                              16.33
                              16.45
                              16.24
                              16.27
                              16.33
                              16.35
                              16.38
                              16.32
                              16.41
                              16.38
                              16.55
                              16.5
                              16.46
                              16.37
                              16.09
                              15.97
                              15.9
                              15.91
                              16.09
                              16.08
                              16.07
                              15.98
                              16.11
                              16.4
                              16.2
                              16.35
                              16.45
                              16.35
                              15.89
                              16.08
                              16.09
                              16.09
                              16.09
                              16.01
                              15.9
                              15.9
                              16
                              16.01
                              16.11
                              15.9
                              15.99
                              15.99
                              16
                              15.87
                              15.9
                              16.14
                              15.9
                              16
                              16.25
                              16.35
                              16.2
                              15.98
                              16.33
                              16.16
                              16.16
                              16.16
                              16
                              16
                              16.31
                              16.31
                              16.14
                              16.2
                              16.2
                              16.2
                              16.2
                              15.97
                              15.8
                              15.69
                              15.78
                              15.75
                              15.7
                              15.75
                              16.06
                              16.01
                              16.02
                              16.14
                              16.14
                              15.77
                              15.78
                              16.19
                              15.7
                              15.8
                              15.8
                              15.81
                              16.2
                              16.2
                              16.33
                              16.38
                              16.48
                              16.48
                              16.2
                              16.04
                              16.16
                              16.16
                              16.16
                              16.16
                              16.06
                              15.97
                              16.2
                              15.92
                              15.92
                              16.28
                              16.65
                              16.65
                              16.5
                              16.18
                              16.1
                              15.93
                              15.85
                              15.98
                              16.03
                              15.62
                              15.85
                              16.15
                              16.15
                              16.3
                              16.02
                              16.02
                              15.95
                              15.95
                              16.22
                              16.22
                              16.22
                              16.55
                              16.3
                              16.3
                              16.5
                              16.5
                              16.62
                              16.75
                              16.29
                              16.29
                              16.46
                              16.46
                              16.46
                              16.9
                              16.85
                              16.6
                              16.64
                              16.76
                              16.76
                              16.68
                              16.3
                              16.26
                              16.26
                              16.51
                              16.51
                              16.42
                              16.42
                              16.42
                              16.53
                              16.72
                              16.75
                              16.75
                              16.45
                              16.52
                              16.29
                              16.26
                              16.62
                              16.37
                              16.28
                              16.26
                              16.26
                              16.26
                              16.61
                              16.45
                              16.45
                              16.26
                              16.3
                              16.3
                              16.55
                              16.55
                              16.65
                              16.58
                              16.44
                              16.58
                              16.5
                              16.5
                              16.55
                              16.55
                              16.35
                              15.95
                              16.18
                              16.23
                              16.2
                              16.02
                              16.24
                              16.17
                              16.35
                              16.29
                              16.45
                              16.5
                              16.5
5/31/06                       16.6


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.60
------------------------------------
Common Share
Net Asset Value               $14.86
------------------------------------
Premium/(Discount) to NAV     11.71%
------------------------------------
Market Yield                   4.84%
------------------------------------
Taxable-Equivalent Yield1      7.07%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $34,352
------------------------------------
Average Effective Maturity
on Securities (Years)          14.47
------------------------------------
Leverage-Adjusted Duration      8.15
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.78%         0.84%
------------------------------------
Since
Inception       8.48%         6.98%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                25.4%
------------------------------------
Tax Obligation/General         19.8%
------------------------------------
Education and Civic
   Organizations               18.6%
------------------------------------
Water and Sewer                 9.1%
------------------------------------
Tax Obligation/Limited          6.0%
------------------------------------
Utilities                       4.6%
------------------------------------
Transportation                  4.2%
------------------------------------
Other                          12.3%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0827 per share.

Nuveen Connecticut Dividend Advantage Municipal Fund 3
NGO

Performance
      OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              69%
AA                               15%
A                                 2%
BBB                              13%
BB or Lower                       1%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0615
Jul                           0.0615
Aug                           0.0615
Sep                           0.0615
Oct                           0.0615
Nov                           0.0615
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0585
Apr                           0.0585
May                           0.0585


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       14.62
                              14.66
                              14.72
                              14.74
                              14.98
                              14.73
                              14.5
                              14.49
                              14.46
                              14.34
                              14.24
                              14.28
                              14.29
                              14.29
                              14.36
                              14.33
                              14.46
                              14.4
                              14.5
                              14.49
                              14.44
                              14.7
                              15.05
                              14.87
                              14.72
                              14.85
                              14.95
                              14.8
                              14.77
                              14.51
                              14.45
                              14.6
                              14.51
                              14.52
                              14.53
                              14.56
                              14.5
                              14.39
                              14.3
                              14.32
                              14.38
                              14.44
                              14.44
                              14.51
                              14.75
                              14.81
                              14.83
                              14.65
                              14.62
                              14.85
                              14.79
                              14.8
                              14.84
                              14.73
                              14.73
                              14.77
                              14.83
                              14.91
                              14.91
                              14.7
                              14.8
                              15
                              14.88
                              14.8
                              14.8
                              14.72
                              14.79
                              14.9
                              14.91
                              14.8
                              14.88
                              14.76
                              14.91
                              14.82
                              14.71
                              14.55
                              14.75
                              14.62
                              14.55
                              14.49
                              14.3
                              14.23
                              14.56
                              14.45
                              14.54
                              14.4
                              14.58
                              14.59
                              14.48
                              14.6
                              14.72
                              14.83
                              14.83
                              14.83
                              14.59
                              14.51
                              14.61
                              14.45
                              15.13
                              14.83
                              14.76
                              14.85
                              14.69
                              14.62
                              14.62
                              14.87
                              14.87
                              14.48
                              14.66
                              14.58
                              14.58
                              14.54
                              14.6
                              14.59
                              14.41
                              14.28
                              14.12
                              14.11
                              14.26
                              14.46
                              14.5
                              14.46
                              14.5
                              14.16
                              14.35
                              14.5
                              14.7
                              14.9
                              14.82
                              14.87
                              14.8
                              14.68
                              14.89
                              14.72
                              14.95
                              14.95
                              14.65
                              14.26
                              14.18
                              14.18
                              14.35
                              14.35
                              14.48
                              14.4
                              14.5
                              14.65
                              14.5
                              14.35
                              14.12
                              14.12
                              14.12
                              13.86
                              14.08
                              14.23
                              14.33
                              14.32
                              14.32
                              14.21
                              14.19
                              14.06
                              14.08
                              14.26
                              14.51
                              14.6
                              14.3
                              14.27
                              14.28
                              14.2
                              14.23
                              14.4
                              14.25
                              14.28
                              14.15
                              14.24
                              14.32
                              14.2
                              14.19
                              14.25
                              14.45
                              14.55
                              14.4
                              14.52
                              14.57
                              14.64
                              14.62
                              14.93
                              14.75
                              14.75
                              14.8
                              14.78
                              14.79
                              14.52
                              14.85
                              14.5
                              14.35
                              14.52
                              14.85
                              14.76
                              14.99
                              14.52
                              14.8
                              14.7
                              14.55
                              14.55
                              14.65
                              14.65
                              14.51
                              14.51
                              14.47
                              14.3
                              14.3
                              14.25
                              14.17
                              14.1
                              14.21
                              14.25
                              14.27
                              14.13
                              14.06
                              14.35
                              14.16
                              13.95
                              14.12
                              13.77
                              13.61
                              13.7
                              13.7
                              13.65
                              13.71
                              13.72
                              13.61
                              13.87
                              13.87
                              13.85
                              14.03
                              14.09
                              13.75
                              13.9
                              13.98
                              13.9
                              14.05
                              14.05
                              14.09
                              14.1
                              14.14
                              14.13
                              14.2
                              14.09
                              14.1
                              14.2
                              14
                              14.02
                              14.03
                              14.03
5/31/06                       14.09


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.09
------------------------------------
Common Share
Net Asset Value               $14.18
------------------------------------
Premium/(Discount) to NAV     -0.63%
------------------------------------
Market Yield                   4.98%
------------------------------------
Taxable-Equivalent Yield1      7.27%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $61,826
------------------------------------
Average Effective Maturity
on Securities (Years)          14.87
------------------------------------
Leverage-Adjusted Duration      8.15
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/26/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.84%         0.83%
------------------------------------
Since
Inception       3.54%         4.96%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         24.8%
------------------------------------
U.S. Guaranteed                15.1%
------------------------------------
Education and Civic
   Organizations               14.5%
------------------------------------
Tax Obligation/Limited         11.6%
------------------------------------
Water and Sewer                10.9%
------------------------------------
Long-Term Care                  8.3%
------------------------------------
Utilities                       5.7%
------------------------------------
Other                           9.1%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Massachusetts Premium Income Municipal Fund
NMT


Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              64%
AA                               15%
A                                 9%
BBB                               8%
BB or Lower                       2%
N/R                               2%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0705
Jul                           0.0705
Aug                           0.0705
Sep                            0.067
Oct                            0.067
Nov                            0.067
Dec                            0.067
Jan                            0.067
Feb                            0.067
Mar                           0.0635
Apr                           0.0635
May                           0.0635


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       16.21
                              15.66
                              15.9
                              15.9
                              16
                              15.81
                              15.63
                              15.63
                              15.51
                              15.62
                              15.5
                              15.6
                              15.59
                              15.56
                              15.61
                              15.7
                              15.8
                              15.72
                              16
                              15.99
                              16.05
                              16.06
                              16.04
                              16.04
                              15.99
                              15.99
                              15.87
                              15.85
                              15.99
                              16.07
                              16.1
                              16.2
                              16.25
                              16.25
                              16.2
                              15.72
                              15.83
                              16.24
                              16.39
                              16.43
                              16.3
                              16.19
                              16.19
                              15.84
                              15.95
                              15.96
                              15.89
                              15.89
                              15.71
                              15.72
                              15.79
                              15.85
                              15.92
                              15.97
                              16.1
                              16.11
                              16.3
                              16.12
                              16.15
                              16.14
                              15.96
                              15.83
                              15.78
                              15.88
                              16
                              16.33
                              16.47
                              16.69
                              16.31
                              16.84
                              16.53
                              16.55
                              16.35
                              16.37
                              16.38
                              16.13
                              16.3
                              16.31
                              16
                              15.99
                              16.35
                              16.47
                              16.7
                              16.64
                              16.42
                              16.42
                              16.5
                              16.45
                              16.5
                              16.5
                              16.5
                              16.2
                              16.1
                              16.25
                              16.03
                              15.75
                              16
                              15.45
                              15.54
                              15.6
                              15.72
                              15.62
                              15.67
                              15.45
                              15.74
                              16
                              16.25
                              16.22
                              15.74
                              15.8
                              15.91
                              15.93
                              15.94
                              16.12
                              16.12
                              16.05
                              16
                              16.09
                              16
                              15.85
                              15.75
                              15.7
                              16.04
                              16.3
                              15.95
                              15.95
                              16.2
                              15.9
                              16.2
                              16.24
                              16.2
                              16.01
                              16.07
                              16
                              15.9
                              15.85
                              15.81
                              15.87
                              15.58
                              15.53
                              15.4
                              15.45
                              15.33
                              15.5
                              15.45
                              15.65
                              15.67
                              15.69
                              15.7
                              15.7
                              15.7
                              15.61
                              15.65
                              15.71
                              15.81
                              15.94
                              15.85
                              15.96
                              16.15
                              16.15
                              16
                              16.01
                              16.03
                              16.03
                              16
                              15.74
                              15.54
                              15.45
                              15.43
                              15.86
                              15.9
                              15.88
                              15.85
                              15.85
                              15.81
                              15.65
                              15.85
                              16.15
                              15.9
                              15.63
                              15.52
                              15.8
                              15.85
                              15.68
                              16.05
                              16.05
                              15.95
                              16.2
                              16.25
                              16.56
                              16.7
                              16.73
                              16.53
                              16.6
                              16.4
                              16.45
                              16.35
                              16.47
                              16.5
                              16.26
                              16.15
                              16.25
                              16.05
                              16
                              16.05
                              16
                              15.67
                              15.11
                              14.95
                              14.96
                              15.05
                              15.11
                              15.14
                              15.15
                              15.3
                              15.3
                              15.4
                              15.16
                              15.1
                              14.93
                              14.42
                              14.3
                              14.45
                              14.52
                              14.35
                              14.29
                              14.25
                              14.31
                              14.34
                              14.34
                              14.4
                              14.65
                              14.65
                              14.62
                              14.37
                              14.39
                              14.35
                              14.48
                              14.43
                              14.37
                              14.3
                              14.3
                              14.2
                              14.19
                              14.21
                              14.29
                              14.37
                              14.23
                              14.25
                              14.34
                              14.33
                              14.22
                              14.28
                              14.31
5/31/06                       14.35


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.35
------------------------------------
Common Share
Net Asset Value               $14.45
------------------------------------
Premium/(Discount) to NAV     -0.69%
------------------------------------
Market Yield                   5.31%
------------------------------------
Taxable-Equivalent Yield1      7.81%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $68,776
------------------------------------
Average Effective Maturity
on Securities (Years)          17.22
------------------------------------
Leverage-Adjusted Duration      8.67
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -6.14%         1.41%
------------------------------------
5-Year          4.28%         6.30%
------------------------------------
10-Year         6.14%         6.70%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               24.2%
------------------------------------
Tax Obligation/Limited         13.3%
------------------------------------
Health Care                    11.6%
------------------------------------
Tax Obligation/General         10.2%
------------------------------------
Water and Sewer                 9.2%
------------------------------------
Housing/Multifamily             8.5%
------------------------------------
Transportation                  8.0%
------------------------------------
U.S. Guaranteed                 6.7%
------------------------------------
Other                           8.3%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0516 per share.

Nuveen Massachusetts Dividend Advantage Municipal Fund
NMB

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              61%
AA                               23%
A                                 4%
BBB                               9%
BB or Lower                       3%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                            0.071
Oct                            0.071
Nov                            0.071
Dec                            0.071
Jan                            0.071
Feb                            0.071
Mar                           0.0675
Apr                           0.0675
May                           0.0675


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       17.3
                              17.2
                              17.9
                              17.65
                              17.65
                              17.65
                              17.64
                              17.45
                              17.19
                              17.19
                              16.83
                              17.05
                              17.05
                              16.65
                              16.55
                              16.8
                              16.8
                              16.8
                              16.75
                              16.96
                              17.2
                              17.2
                              17.06
                              17.06
                              17.11
                              17.11
                              17.11
                              17.35
                              17.35
                              17.22
                              17.22
                              17.1
                              16.95
                              16.95
                              16.95
                              16.95
                              17.1
                              17.2
                              17
                              17.05
                              17.19
                              17.55
                              17.55
                              17.5
                              17.5
                              17.32
                              17.32
                              17.32
                              17.32
                              17.5
                              17.7
                              17.78
                              17.78
                              17.95
                              18
                              18.01
                              18.15
                              18.05
                              18.05
                              18.1
                              18.03
                              18.03
                              18.2
                              18.45
                              18.6
                              18.51
                              18.5
                              18.5
                              18.6
                              18.41
                              18.25
                              18.25
                              18.25
                              18.28
                              18.2
                              18.2
                              18.2
                              18.2
                              18.2
                              18.2
                              17.84
                              17.45
                              17.32
                              17.54
                              17.58
                              17.65
                              17.5
                              17.6
                              17.65
                              17.65
                              17.55
                              17.55
                              17.55
                              17.68
                              17.5
                              17.25
                              17.25
                              17.03
                              16.6
                              16.75
                              16.7
                              16.7
                              16.41
                              16.29
                              16.1
                              16.1
                              15.91
                              15.83
                              16.1
                              16.18
                              16.18
                              16
                              16
                              16.49
                              16.49
                              16.04
                              16.29
                              16.29
                              16.25
                              16.25
                              16.45
                              16.3
                              16.4
                              16.4
                              16.25
                              16.45
                              16.45
                              16.45
                              16.26
                              16.41
                              16.01
                              16
                              16.1
                              16.1
                              15.95
                              16.01
                              16.37
                              15.9
                              15.78
                              15.98
                              16.11
                              16.5
                              16.47
                              16.15
                              16.15
                              16.15
                              16.18
                              16.18
                              16.33
                              16.4
                              16.4
                              16.65
                              16.4
                              16.69
                              16.54
                              16.54
                              16.5
                              16.5
                              16.5
                              16.5
                              16.5
                              16.6
                              16.57
                              16.32
                              16.32
                              16.49
                              16.32
                              16.33
                              16.32
                              16.32
                              16.4
                              16.5
                              16.5
                              16.5
                              16.36
                              16.36
                              16.45
                              16.65
                              16.65
                              16.64
                              16.51
                              16.6
                              16.6
                              16.65
                              16.55
                              16.6
                              16.71
                              16.7
                              16.65
                              16.4
                              16.45
                              16.69
                              16.69
                              16.55
                              16.55
                              16.52
                              16.44
                              16.4
                              16.2
                              16.25
                              16.29
                              16.29
                              16.4
                              16.3
                              16
                              15.85
                              15.85
                              16.24
                              16.15
                              16.14
                              16
                              15.96
                              16
                              16.06
                              16.16
                              16.1
                              16.1
                              16
                              16.04
                              15.95
                              15.83
                              15.83
                              15.8
                              16.29
                              15.9
                              15.65
                              15.65
                              15.65
                              15.65
                              15.6
                              15.55
                              15.7
                              15.7
                              15.67
                              15.74
                              15.74
                              15.74
                              15.74
                              15.78
                              15.7
                              15.65
                              15.62
                              15.58
                              15.58
                              15.58
                              15.58
                              15.63
                              15.68
                              15.63
                              15.59
                              15.59
                              15.55
                              15.55
                              15.53
5/31/06                       15.53


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.53
------------------------------------
Common Share
Net Asset Value               $14.83
------------------------------------
Premium/(Discount) to NAV      4.72%
------------------------------------
Market Yield                   5.22%
------------------------------------
Taxable-Equivalent Yield1      7.68%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $29,004
------------------------------------
Average Effective Maturity
on Securities (Years)          18.22
------------------------------------
Leverage-Adjusted Duration      8.68
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.23%         1.49%
------------------------------------
5-Year          7.20%         8.02%
------------------------------------
Since
Inception       6.76%         7.18%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         20.1%
------------------------------------
Education and Civic
   Organizations               17.9%
------------------------------------
Health Care                    13.4%
------------------------------------
Tax Obligation/Limited         10.8%
------------------------------------
Housing/Multifamily             9.3%
------------------------------------
Water and Sewer                 8.5%
------------------------------------
U.S. Guaranteed                 5.2%
------------------------------------
Transportation                  4.3%
------------------------------------
Other                          10.5%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.1945 per share.

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
NGX

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          64%
U.S. Guaranteed                  21%
AAA (Uninsured)                   3%
AA (Uninsured)                    8%
A (Uninsured)                     2%
BBB (Uninsured)                   2%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0635
Jul                           0.0635
Aug                           0.0635
Sep                           0.0605
Oct                           0.0605
Nov                           0.0605
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0555
Apr                           0.0555
May                           0.0555


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       15.85
                              15.85
                              16.02
                              16.01
                              15.92
                              15.91
                              15.87
                              15.87
                              15.68
                              15.68
                              15.36
                              15.39
                              15.39
                              15.3
                              15.25
                              15.26
                              15.44
                              15.48
                              15.48
                              15.39
                              15.45
                              15.4
                              15.29
                              15.36
                              15.46
                              15.47
                              15.35
                              15.52
                              15.53
                              15.57
                              15.69
                              15.95
                              16.75
                              16.88
                              16.45
                              16.66
                              16.82
                              16.8
                              16.71
                              16.78
                              16.9
                              16.95
                              16.95
                              17
                              16.6
                              16.38
                              16.38
                              15.68
                              15.9
                              15.87
                              15.87
                              16.3
                              16.39
                              16.32
                              15.83
                              15.7
                              16.01
                              15.99
                              15.99
                              16.05
                              16.25
                              16.25
                              16.1
                              16.11
                              16.03
                              16.02
                              16.2
                              16.53
                              16.53
                              16.66
                              16.45
                              16.04
                              16.1
                              16.2
                              16.1
                              15.85
                              15.85
                              15.85
                              15.53
                              15.55
                              15.38
                              15.55
                              16.05
                              15.86
                              15.9
                              15.84
                              15.93
                              15.95
                              15.99
                              15.99
                              15.99
                              15.98
                              15.98
                              16
                              15.88
                              15.88
                              15.88
                              15.75
                              15.5
                              15.4
                              15.4
                              15.08
                              15.08
                              14.92
                              14.77
                              14.66
                              14.77
                              14.66
                              14.66
                              14.6
                              14.6
                              14.42
                              14.5
                              14.64
                              14.8
                              14.4
                              14.56
                              14.6
                              14.6
                              14.81
                              15
                              14.95
                              14.85
                              14.9
                              14.9
                              14.65
                              15.05
                              15.35
                              15.4
                              15.3
                              15.16
                              15
                              15.05
                              15.05
                              14.83
                              14.66
                              14.6
                              14.78
                              14.62
                              14.41
                              14.38
                              14.4
                              14.37
                              14.32
                              14.44
                              14.53
                              14.62
                              14.63
                              14.78
                              15
                              15
                              14.85
                              14.74
                              14.74
                              14.65
                              14.62
                              14.84
                              14.64
                              14.8
                              14.82
                              14.83
                              14.72
                              14.72
                              14.77
                              14.6
                              14.6
                              14.58
                              14.49
                              14.48
                              14.34
                              14.48
                              14.5
                              14.44
                              14.33
                              14.37
                              14.37
                              14.28
                              14.34
                              14.38
                              14.3
                              14.35
                              14.25
                              14.15
                              14.24
                              14.14
                              14.14
                              14.08
                              14.29
                              14.25
                              14.26
                              14.15
                              14.25
                              14.09
                              13.97
                              13.93
                              13.83
                              13.88
                              13.86
                              13.86
                              13.7
                              13.78
                              13.89
                              13.96
                              13.82
                              13.92
                              13.86
                              13.97
                              13.88
                              13.85
                              13.98
                              13.9
                              13.81
                              13.93
                              13.71
                              13.81
                              13.84
                              13.83
                              13.74
                              13.7
                              13.65
                              13.52
                              13.48
                              13.5
                              13.6
                              13.83
                              13.82
                              13.8
                              13.7
                              13.62
                              13.67
                              13.67
                              13.69
                              13.69
                              13.67
                              13.58
                              13.72
                              13.7
                              13.59
                              13.61
                              13.63
                              13.73
                              13.61
                              13.63
                              13.73
                              13.82
                              13.92
                              13.64
                              13.63
                              13.68
                              13.62
                              13.68
                              13.79
                              13.55
                              13.34
5/31/06                       13.43


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.43
------------------------------------
Common Share
Net Asset Value               $14.39
------------------------------------
Premium/(Discount) to NAV     -6.67%
------------------------------------
Market Yield                   4.96%
------------------------------------
Taxable-Equivalent Yield1      7.29%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $39,179
------------------------------------
Average Effective Maturity
on Securities (Years)          18.46
------------------------------------
Leverage-Adjusted Duration      8.23
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -11.62%         1.20%
------------------------------------
Since
Inception       2.01%         5.70%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         23.8%
------------------------------------
U.S. Guaranteed                20.7%
------------------------------------
Tax Obligation/Limited         17.0%
------------------------------------
Education and Civic
   Organizations               10.1%
------------------------------------
Housing/Multifamily             9.0%
------------------------------------
Water and Sewer                 8.1%
------------------------------------
Health Care                     6.1%
------------------------------------
Other                           5.2%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Missouri Premium Income Municipal Fund
NOM


Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              64%
AA                               16%
A                                 2%
BBB                               9%
N/R                               9%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0735
Jul                           0.0735
Aug                           0.0735
Sep                             0.07
Oct                             0.07
Nov                             0.07
Dec                             0.07
Jan                             0.07
Feb                             0.07
Mar                           0.0665
Apr                           0.0665
May                           0.0665


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       18
                              17.87
                              17.87
                              18.1
                              17.9
                              17.44
                              17.66
                              17.65
                              17.49
                              17.49
                              17.52
                              17.6
                              17.28
                              17.15
                              17.15
                              17.2
                              17.2
                              17.38
                              17.33
                              17.25
                              17.25
                              17.12
                              17.01
                              17.21
                              16.99
                              16.85
                              16.85
                              17.18
                              17.37
                              17.37
                              17.18
                              17.04
                              17.11
                              17.24
                              17.35
                              17.35
                              17.32
                              17.18
                              17.21
                              17.29
                              17.35
                              17.35
                              17.35
                              17.23
                              17.23
                              17.23
                              17.23
                              17.22
                              17.16
                              17.16
                              17.2
                              17.22
                              17.43
                              17.43
                              17.29
                              17.38
                              17.32
                              18.23
                              18.1
                              18.05
                              17.97
                              17.97
                              17.85
                              17.85
                              17.85
                              17.75
                              17.67
                              17.73
                              17.93
                              18.15
                              17.95
                              18.1
                              18.1
                              17.95
                              17.95
                              17.95
                              17.95
                              17.85
                              17.7
                              17.7
                              17.7
                              17.55
                              17.46
                              17.46
                              17.55
                              17.48
                              17.35
                              17.35
                              17.45
                              17.3
                              17.34
                              17.34
                              17.32
                              17.39
                              17.39
                              17.45
                              17.5
                              17.5
                              17.25
                              17.25
                              17.29
                              17.29
                              17.12
                              17.1
                              17
                              17
                              16.8
                              16.92
                              16.92
                              16.99
                              16.81
                              17.15
                              17.5
                              17.46
                              17.54
                              17.4
                              17.5
                              17.46
                              17.46
                              17.8
                              17.8
                              17.9
                              17.9
                              17.8
                              17.8
                              17.8
                              17.9
                              17.55
                              17.42
                              17.32
                              17.5
                              17.55
                              17.87
                              17.87
                              17.85
                              18.14
                              18.14
                              18.05
                              18.11
                              17.95
                              17.8
                              17.8
                              17.5
                              17.45
                              17.4
                              17.3
                              17.55
                              17.55
                              17.55
                              17.5
                              17.5
                              17.59
                              17.61
                              17.9
                              18.1
                              18.1
                              18.2
                              17.95
                              17.95
                              17.85
                              17.35
                              17.36
                              17.2
                              17.3
                              17.35
                              17.35
                              17.23
                              17.15
                              17.15
                              17.02
                              17.05
                              17.1
                              17.19
                              17.19
                              17.4
                              17.4
                              17.54
                              17.54
                              17.54
                              17.54
                              17.54
                              17.21
                              17.12
                              17.25
                              17.11
                              17.07
                              17.17
                              17.1
                              17.02
                              17.05
                              17.05
                              17.23
                              17.15
                              17.05
                              17.05
                              17.15
                              17.15
                              17.14
                              17
                              17.05
                              17.1
                              17.1
                              17.3
                              17.21
                              17.15
                              17.15
                              17.15
                              17.15
                              17.09
                              17.05
                              17.05
                              17.15
                              17.15
                              17.2
                              17.05
                              17.08
                              16.7
                              16.85
                              16.75
                              16.82
                              16.75
                              16.75
                              16.75
                              16.8
                              16.7
                              16.6
                              16.75
                              16.77
                              16.92
                              16.76
                              16.76
                              16.88
                              16.88
                              16.88
                              17.15
                              17.15
                              17.15
                              17.2
                              17
                              16.95
                              16.95
                              16.9
                              16.9
                              16.9
                              16.85
                              16.51
                              16.5
                              16.31
                              16.31
                              16.36
                              16.29
                              16.21
                              16.2
                              16.25
5/31/06                       16.35


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.35
------------------------------------
Common Share
Net Asset Value               $14.40
------------------------------------
Premium/(Discount) to NAV     13.54%
------------------------------------
Market Yield                   4.88%
------------------------------------
Taxable-Equivalent Yield1      7.23%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $32,934
------------------------------------
Average Effective Maturity
on Securities (Years)          14.10
------------------------------------
Leverage-Adjusted Duration      7.74
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.53%         1.57%
------------------------------------
5-Year          8.38%         6.75%
------------------------------------
10-Year         8.38%         6.85%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         24.0%
------------------------------------
U.S. Guaranteed                21.6%
------------------------------------
Tax Obligation/General         18.9%
------------------------------------
Health Care                    10.3%
------------------------------------
Housing/Multifamily             4.8%
------------------------------------
Water and Sewer                 4.4%
------------------------------------
Education and Civic
   Organizations                4.3%
------------------------------------
Other                          11.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1002 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund (the Funds) as of May 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund at May 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
July 14, 2006

                        Nuveen Connecticut Premium Income Municipal Fund (NTC)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.8% (2.0% OF TOTAL INVESTMENTS)

$         600   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3     $      607,368
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41

        1,545   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          1,573,289
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        2,145   Total Consumer Staples                                                                                    2,180,657
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 33.0% (22.9% OF TOTAL INVESTMENTS)

          925   Connecticut Health and Educational Facilities Authority,              7/13 at 100.00         AAA            952,473
                 Revenue Bonds, Brunswick School, Series 2003B,
                 5.000%, 7/01/33 - MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/07 at 102.00         AAA          1,036,990
                 Revenue Bonds, Connecticut College, Series 1997C-1,
                 5.500%, 7/01/20 - MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority,                No Opt. Call         AAA          1,073,020
                 Revenue Bonds, Connecticut State University System,
                 Series 2003F, 5.000%, 11/01/13 - FSA Insured

        2,115   Connecticut Health and Educational Facilities Authority,             11/15 at 100.00         AAA          2,250,149
                 Revenue Bonds, Connecticut State University System,
                 Series 2005H, 5.000%, 11/01/17 - FSA Insured

          725   Connecticut Health and Educational Facilities Authority,              7/08 at 102.00         AAA            751,484
                 Revenue Bonds, Fairfield University, Series 1998H,
                 5.000%, 7/01/23 - MBIA Insured

          450   Connecticut Health and Educational Facilities Authority,              3/11 at 101.00         AAA            461,372
                 Revenue Bonds, Greenwich Academy, Series 2001B,
                 5.000%, 3/01/32 - FSA Insured

          750   Connecticut Health and Educational Facilities Authority,              7/09 at 101.00         Aaa            792,975
                 Revenue Bonds, Horace Bushnell Memorial Hall,
                 Series 1999A, 5.625%, 7/01/29 - MBIA Insured

          640   Connecticut Health and Educational Facilities Authority,              7/06 at 101.00         AAA            647,238
                 Revenue Bonds, Loomis Chaffee School, Series 1996C,
                 5.500%, 7/01/16 - MBIA Insured

          800   Connecticut Health and Educational Facilities Authority,                No Opt. Call         Aaa            875,832
                 Revenue Bonds, Loomis Chaffee School, Series 2005F,
                 5.250%, 7/01/19 - AMBAC Insured

          500   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00         AAA            515,460
                 Revenue Bonds, Trinity College, Series 2001G,
                 5.000%, 7/01/31 - AMBAC Insured

        1,375   Connecticut Health and Educational Facilities Authority,              7/14 at 100.00         AAA          1,439,611
                 Revenue Bonds, Trinity College, Series 2004H,
                 5.000%, 7/01/21 - MBIA Insured

        2,000   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA          2,079,060
                 Revenue Bonds, University of Hartford, Series 2002E,
                 5.250%, 7/01/32 - RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority,              7/09 at 100.00         AAA          1,544,055
                 Revenue Bonds, Yale University, Series 2002W,
                 5.125%, 7/01/27

        1,500   Connecticut Health and Educational Facilities Authority,              7/13 at 100.00         AAA          1,537,050
                 Revenue Bonds, Yale University, Series 2003X-1,
                 5.000%, 7/01/42

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds, Family Education Loan Program, Series 1996A:
          600    5.800%, 11/15/14 - AMBAC Insured (Alternative Minimum Tax)          11/06 at 102.00         AAA            605,580
          375    5.875%, 11/15/17 - AMBAC Insured (Alternative Minimum Tax)          11/06 at 102.00         AAA            378,656

          315   Connecticut Higher Education Supplemental Loan Authority,            11/09 at 102.00         AAA            318,487
                 Revenue Bonds, Family Education Loan Program, Series 1999A,
                 6.000%, 11/15/18 - AMBAC Insured (Alternative Minimum Tax)

          790   Connecticut Higher Education Supplemental Loan Authority,            11/11 at 100.00         Aaa            816,623
                 Revenue Bonds, Family Education Loan Program, Series 2001A,
                 5.250%, 11/15/18 - MBIA Insured (Alternative Minimum Tax)

        1,100   University of Connecticut, General Obligation Bonds,                  2/13 at 100.00         AAA          1,158,861
                 Series 2003A, 5.125%, 2/15/21 - MBIA Insured


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                University of Connecticut, General Obligation Bonds, Series 2004A:
$       1,000    5.000%, 1/15/18 - MBIA Insured                                       1/14 at 100.00         AAA     $    1,054,010
        2,000    5.000%, 1/15/19 - MBIA Insured                                       1/14 at 100.00         AAA          2,104,020

        1,220   University of Connecticut, General Obligation Bonds,                  2/15 at 100.00         AAA          1,296,238
                 Series 2005A, 5.000%, 2/15/17 - FSA Insured

          685   University of Connecticut, General Obligation Bonds,                  2/16 at 100.00         AAA            721,291
                 Series 2006A, 5.000%, 2/15/23 - FGIC Insured

        1,000   University of Connecticut, Student Fee Revenue Refunding             11/12 at 101.00         AAA          1,075,330
                 Bonds, Series 2002A, 5.250%, 11/15/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,365   Total Education and Civic Organizations                                                                  25,485,865
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 10.0% (6.9% OF TOTAL INVESTMENTS)

          500   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA            532,340
                 Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/21 -
                 RAAI Insured

          695   Connecticut Health and Educational Facilities Authority,              7/10 at 101.00          AA            747,466
                 Revenue Bonds, Eastern Connecticut Health Network,
                 Series 2000A, 6.000%, 7/01/25 - RAAI Insured

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Griffin Hospital, Series 2005B:
          800    5.000%, 7/01/20 - RAAI Insured                                       7/15 at 100.00         Aa3            827,112
          500    5.000%, 7/01/23 - RAAI Insured                                       7/15 at 100.00         Aa3            514,695

        2,000   Connecticut Health and Educational Facilities Authority,              7/09 at 101.00         Aaa          2,039,440
                 Revenue Bonds, Stamford Hospital, Series 1999G,
                 5.000%, 7/01/24 - MBIA Insured

        3,000   Connecticut Health and Educational Facilities Authority,              7/07 at 101.00         Aaa          3,060,209
                 Revenue Refunding Bonds, Middlesex Health Services,
                 Series 1997H, 5.125%, 7/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,495   Total Health Care                                                                                         7,721,262
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.3% (0.8% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              12/09 at 100.00         AAA          1,032,520
                 Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.9% (1.3% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              11/10 at 100.00         AAA          1,015,850
                 Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
                 (Alternative Minimum Tax)

                Connecticut Housing Finance Authority, Subordinate Lien Single
                Family Housing Mortgage Finance Program Bonds, Series 2006A-1:
          205    4.700%, 11/15/26 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            202,790
          220    4.800%, 11/15/31 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            217,857

------------------------------------------------------------------------------------------------------------------------------------
        1,425   Total Housing/Single Family                                                                               1,436,497
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.3% (1.6% OF TOTAL INVESTMENTS)

        1,750   Connecticut Resource Recovery Authority, Revenue Bonds,              12/11 at 102.00        Baa2          1,798,878
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.3% (5.1% OF TOTAL INVESTMENTS)

          750   Connecticut Development Authority, First Mortgage Gross               4/07 at 102.00        BBB-            766,530
                 Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                 Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

          615   Connecticut Development Authority, First Mortgage Gross               9/09 at 102.00          AA            648,308
                 Revenue Refunding Healthcare Bonds, Connecticut Baptist
                 Homes Inc., Series 1999, 5.500%, 9/01/15 - RAAI Insured

          800   Connecticut Development Authority, Health Facilities Revenue          8/06 at 100.00         N/R            801,856
                 Refunding Bonds, Alzheimer's Resource Center of Connecticut
                 Inc., Series 1994A, 7.000%, 8/15/09

                Connecticut Development Authority, Revenue Refunding Bonds,
                Duncaster Inc., Series 1999A:
        1,000    5.250%, 8/01/19 - RAAI Insured                                       2/10 at 102.00          AA          1,036,970
        1,000    5.375%, 8/01/24 - RAAI Insured                                       2/10 at 102.00          AA          1,041,740


                                       25

                        Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       1,300   Connecticut Health and Educational Facilities Authority,              8/08 at 102.00         AAA     $    1,330,082
                 FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
                 Hospital, Series 1999B, 5.200%, 8/01/38

------------------------------------------------------------------------------------------------------------------------------------
        5,465   Total Long-Term Care                                                                                      5,625,486
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 29.7% (20.6% OF TOTAL INVESTMENTS)

          500   Bridgeport, Connecticut, General Obligation Bonds,                      No Opt. Call         AAA            541,505
                 Series 2004C, 5.250%, 8/15/14 - MBIA Insured

          750   Bridgeport, Connecticut, General Obligation Refunding Bonds,          8/12 at 100.00         Aaa            805,065
                 Series 2002A, 5.375%, 8/15/19 - FGIC Insured

        1,900   Capitol Region Education Council, Connecticut, Revenue Bonds,        10/06 at 101.00         BBB          1,940,964
                 Series 1995, 6.700%, 10/15/10

        1,110   Connecticut, General Obligation Bonds, Series 2004C,                  4/14 at 100.00         AAA          1,159,273
                 5.000%, 4/01/23 - FGIC Insured

          820   Connecticut, General Obligation Bonds, Series 2004D,                    No Opt. Call         AAA            878,605
                 5.000%, 12/01/13 - MBIA Insured

        2,000   Connecticut, General Obligation Bonds, Series 2006A,                 12/16 at 100.00          AA          2,052,540
                 4.750%, 12/15/24

        1,385   Danbury, Connecticut, General Obligation Bonds, Series 2004,            No Opt. Call         AAA          1,484,803
                 5.000%, 8/01/14 - FGIC Insured

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          775    5.000%, 8/01/20 - FSA Insured                                        8/15 at 100.00         AAA            814,796
          525    4.375%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA            514,332

          500   North Haven, Connecticut, General Obligation Bonds,                     No Opt. Call         Aa2            540,760
                 Series 2006, 5.000%, 7/15/24

          400   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            419,460
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

        1,500   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          1,682,700
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

                Regional School District 16, Beacon Falls and Prospect,
                Connecticut, General Obligation Bonds, Series 2000:
          350    5.500%, 3/15/18 - FSA Insured                                        3/10 at 101.00         Aaa            372,589
          350    5.625%, 3/15/19 - FSA Insured                                        3/10 at 101.00         Aaa            374,370
          350    5.700%, 3/15/20 - FSA Insured                                        3/10 at 101.00         Aaa            375,515

        1,420   Regional School District 16, Connecticut, General Obligation          3/13 at 101.00         Aaa          1,511,306
                 Bonds, Series 2003, 5.000%, 3/15/16 - AMBAC Insured

        2,105   Stratford, Connecticut, General Obligation Bonds, Series 2002,        2/12 at 100.00         AAA          2,107,021
                 4.000%, 2/15/15 - FSA Insured

                Suffield, Connecticut, General Obligation Bonds, Series 2005:
          465    5.000%, 6/15/17                                                        No Opt. Call          AA            500,140
          460    5.000%, 6/15/19                                                        No Opt. Call          AA            496,409
        1,000    5.000%, 6/15/21                                                        No Opt. Call          AA          1,080,960

        1,500   West Hartford, Connecticut, General Obligation Bonds,                10/15 at 100.00         AAA          1,604,340
                 Series 2005B, 5.000%, 10/01/18

        1,630   Westport, Connecticut, General Obligation Bonds,                      2/12 at 100.00         Aaa          1,675,950
                 Series 2003, 4.750%, 2/01/19

------------------------------------------------------------------------------------------------------------------------------------
       21,795   Total Tax Obligation/General                                                                             22,933,403
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 16.4% (11.4% OF TOTAL INVESTMENTS)

        2,000   Connecticut Health and Educational Facilities Authority,              7/09 at 102.00         AAA          2,132,340
                 Revenue Bonds, Child Care Facilities Program, Series 1999C,
                 5.625%, 7/01/29 - AMBAC Insured

                Connecticut, Special Tax Obligation Transportation Infrastructure
                Purpose Bonds, Series 2002B:
        2,000    5.000%, 12/01/20 - AMBAC Insured                                    12/12 at 100.00         AAA          2,097,720
        1,000    5.000%, 12/01/21 - AMBAC Insured                                    12/12 at 100.00         AAA          1,042,900

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     1/14 at 100.00         AAA            520,950
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured

        2,000   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          2,126,320
                 5.250%, 8/01/21 - FSA Insured

        2,400   Puerto Rico Municipal Finance Agency, Series 2005C,                   8/15 at 100.00         AAA          2,554,656
                 5.000%, 8/01/16 - FSA Insured

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,095,620
                 Loan Note, Series 1999A, 6.500%, 10/01/24


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/14 at 100.00         AAA     $    1,077,500
                 Loan Note, Series 2003, 5.250%, 10/01/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,900   Total Tax Obligation/Limited                                                                             12,648,006
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 0.9% (0.6% OF TOTAL INVESTMENTS)

          750   Connecticut, General Airport Revenue Bonds, Bradley                   4/11 at 101.00         AAA            765,817
                 International Airport, Series 2001A, 5.125%, 10/01/26 -
                 FGIC Insured (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.8% (11.0% OF TOTAL INVESTMENTS) (4)

        1,000   Bridgeport, Connecticut, General Obligation Bonds,                    9/13 at 100.00         AAA          1,085,340
                 Series 2003A, 5.250%, 9/15/23 (Pre-refunded 9/15/13) -
                 FSA Insured

        1,305   Connecticut Health and Educational Facilities Authority,              7/10 at 101.00      AA (4)          1,426,117
                 Revenue Bonds, Eastern Connecticut Health Network,
                 Series 2000A, 6.000%, 7/01/25 (Pre-refunded 7/01/10) -
                 RAAI Insured

          650   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00      A2 (4)            707,720
                 Revenue Bonds, Loomis Chaffee School, Series 2001D,
                 5.500%, 7/01/23 (Pre-refunded 7/01/11)

        1,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001,            10/11 at 100.00         AAA          1,084,580
                 5.500%, 10/01/20 (Pre-refunded 10/01/11)

           40   Connecticut, General Obligation Bonds, Series 1993E,                    No Opt. Call      AA (4)             44,486
                 6.000%, 3/15/12 (ETM)

        1,500   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00      AA (4)          1,621,830
                 5.375%, 4/15/19 (Pre-refunded 4/15/12)

        2,000   Connecticut, General Obligation Bonds, Series 2002B,                  6/12 at 100.00      AA (4)          2,179,300
                 5.500%, 6/15/21 (Pre-refunded 6/15/12)

        1,000   Hartford, Connecticut, Parking System Revenue Bonds,                  7/10 at 100.00    Baa2 (4)          1,095,660
                 Series 2000A, 6.400%, 7/01/20 (Pre-refunded 7/01/10)

        1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,066,470
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

          800   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            833,920
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Waterbury, Connecticut, General Obligation Bonds,                     4/12 at 100.00         AAA          1,080,840
                 Series 2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,295   Total U.S. Guaranteed                                                                                    12,226,263
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.7% (4.0% OF TOTAL INVESTMENTS)

        1,575   Bristol Resource Recovery Facility Operating Committee,                 No Opt. Call         AAA          1,670,162
                 Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc.,
                 Series 2005, 5.000%, 7/01/12 - AMBAC Insured

        1,000   Connecticut Development Authority, Pollution Control                 10/08 at 102.00        Baa1          1,051,720
                 Revenue Refunding Bonds, Connecticut Light and Power
                 Company, Series 1993A, 5.850%, 9/01/28

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          395    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/06 at 100.00         BBB            397,094
        1,290    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/06 at 100.00         BBB          1,289,768

------------------------------------------------------------------------------------------------------------------------------------
        4,260   Total Utilities                                                                                           4,408,744
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 17.0% (11.8% OF TOTAL INVESTMENTS)

        2,550   Connecticut Development Authority, Water Facilities Revenue           9/06 at 102.00         AAA          2,614,082
                 Bonds, Bridgeport Hydraulic Company, Series 1996,
                 6.000%, 9/01/36 - AMBAC Insured (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA          1,255,899
                 Series 2003A, 5.000%, 10/01/16

        1,500   Connecticut, State Revolving Fund General Revenue Bonds,                No Opt. Call         AAA          1,599,525
                 Series 2003B, 5.000%, 10/01/12

                Greater New Haven Water Pollution Control Authority, Connecticut,
                Regional Wastewater System Revenue Bonds, Series 2005A:
          900    5.000%, 11/15/16 - MBIA Insured                                     11/15 at 100.00         AAA            959,895
          570    5.000%, 11/15/30 - MBIA Insured                                     11/15 at 100.00         AAA            593,746
        2,260    5.000%, 8/15/35 - MBIA Insured                                      11/15 at 100.00         AAA          2,345,315


                                       27

                        Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
$       1,000    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA     $    1,042,790
        1,525    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA          1,570,704

        1,100   Stamford, Connecticut, Water Pollution Control System and            11/13 at 100.00         AA+          1,133,429
                 Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32

------------------------------------------------------------------------------------------------------------------------------------
       12,590   Total Water and Sewer                                                                                    13,115,385
------------------------------------------------------------------------------------------------------------------------------------
$     106,235   Total Investments (cost $108,984,263) - 144.1%                                                          111,378,783
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.5%                                                                      4,199,612
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                        (38,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   77,278,395
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                    (ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.0% (3.3% OF TOTAL INVESTMENTS)

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
$          90    5.000%, 5/15/22                                                      5/11 at 100.00        Baa3     $       91,024
          500    5.400%, 5/15/31                                                      5/11 at 100.00        Baa3            505,285

        1,270   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3          1,285,596
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41

------------------------------------------------------------------------------------------------------------------------------------
        1,860   Total Consumer Staples                                                                                    1,881,905
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 24.8% (16.6% OF TOTAL INVESTMENTS)

          500   Connecticut Health and Educational Facilities Authority,                No Opt. Call         AAA            536,510
                 Revenue Bonds, Connecticut State University System,
                 Series 2003F, 5.000%, 11/01/13 - FSA Insured

          625   Connecticut Health and Educational Facilities Authority,              3/11 at 101.00         AAA            640,794
                 Revenue Bonds, Greenwich Academy, Series 2001B,
                 5.000%, 3/01/32 - FSA Insured

          440   Connecticut Health and Educational Facilities Authority,                No Opt. Call         Aaa            480,141
                 Revenue Bonds, Loomis Chaffee School, Series 2005F,
                 5.250%, 7/01/18 - AMBAC Insured

           50   Connecticut Health and Educational Facilities Authority,              7/08 at 101.00          AA             50,568
                 Revenue Bonds, Sacred Heart University, Series 1998E,
                 5.000%, 7/01/28 - RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00         AAA          1,546,380
                 Revenue Bonds, Trinity College, Series 2001G,
                 5.000%, 7/01/31 - AMBAC Insured

          350   Connecticut Health and Educational Facilities Authority,              4/14 at 100.00         AAA            369,873
                 Revenue Bonds, Trinity College, Series 2004H,
                 5.000%, 7/01/17 - MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA          1,039,530
                 Revenue Bonds, University of Hartford, Series 2002E,
                 5.250%, 7/01/32 - RAAI Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/09 at 100.00         AAA          1,029,370
                 Revenue Bonds, Yale University, Series 2002W,
                 5.125%, 7/01/27

          615   Connecticut Higher Education Supplemental Loan Authority,            11/11 at 100.00         Aaa            635,726
                 Revenue Bonds, Family Education Loan Program,
                 Series 2001A, 5.250%, 11/15/18 - MBIA Insured
                 (Alternative Minimum Tax)

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          125    5.375%, 2/01/19                                                      2/09 at 101.00        BBB-            127,441
          270    5.375%, 2/01/29                                                      2/09 at 101.00        BBB-            273,140

                University of Connecticut, General Obligation Bonds,
                Series 2001A:
        1,000    4.750%, 4/01/20                                                      4/11 at 101.00          AA          1,021,650
        1,000    4.750%, 4/01/21                                                      4/11 at 101.00          AA          1,019,580

          585   University of Connecticut, General Obligation Bonds,                  2/16 at 100.00         AAA            615,993
                 Series 2006A, 5.000%, 2/15/23 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,060   Total Education and Civic Organizations                                                                   9,386,696
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 5.7% (3.8% OF TOTAL INVESTMENTS)

        1,000   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA          1,056,730
                 Revenue Bonds, Bristol Hospital, Series 2002B,
                 5.500%, 7/01/32 - RAAI Insured

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Griffin Hospital, Series 2005B:
          500    5.000%, 7/01/20 - RAAI Insured                                       7/15 at 100.00         Aa3            516,945
          250    5.000%, 7/01/23 - RAAI Insured                                       7/15 at 100.00         Aa3            257,347


                                       29

                        Nuveen Connecticut Dividend Advantage Municipal Fund (NFC) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Hospital for Special Care, Series 1997B:
$         135    5.375%, 7/01/17                                                      7/07 at 102.00         BB+     $      136,002
           75    5.500%, 7/01/27                                                      7/07 at 102.00         BB+             74,396

          125   Connecticut Health and Educational Facilities Authority,              7/09 at 101.00         Aaa            127,465
                 Revenue Bonds, Stamford Hospital, Series 1999G,
                 5.000%, 7/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,085   Total Health Care                                                                                         2,168,885
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.9% (1.4% OF TOTAL INVESTMENTS)

          750   Stamford Housing Authority, Connecticut, Multifamily                 12/28 at 100.00          A-            756,608
                 Housing Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.7% (1.8% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              11/10 at 100.00         AAA          1,015,850
                 Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.7% (1.8% OF TOTAL INVESTMENTS)

        1,000   Connecticut Resource Recovery Authority, Revenue Bonds,              12/11 at 102.00        Baa2          1,027,930
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.4% (1.6% OF TOTAL INVESTMENTS)

          300   Connecticut Development Authority, First Mortgage Gross              12/11 at 102.00        BBB+            313,092
                 Revenue Healthcare Bonds, Elim Park Baptist Home Inc.,
                 Series 2003, 5.750%, 12/01/23

          100   Connecticut Development Authority, First Mortgage Gross               4/07 at 102.00        BBB-            101,317
                 Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                 Congregational Avery Heights, Series 1997, 5.800%, 4/01/21

          500   Connecticut Development Authority, Health Facilities Revenue          8/06 at 100.00         N/R            500,990
                 Refunding Bonds, Alzheimer's Resource Center of
                 Connecticut Inc., Series 1994A, 7.250%, 8/15/21

------------------------------------------------------------------------------------------------------------------------------------
          900   Total Long-Term Care                                                                                        915,399
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 16.2% (10.9% OF TOTAL INVESTMENTS)

          500   Bridgeport, Connecticut, General Obligation Bonds,                      No Opt. Call         AAA            541,505
                 Series 2004C, 5.250%, 8/15/14 - MBIA Insured

          560   Connecticut, General Obligation Bonds, Series 2004C,                  4/14 at 100.00         AAA            584,858
                 5.000%, 4/01/23 - FGIC Insured

          545   Connecticut, General Obligation Bonds, Series 2004D,                    No Opt. Call         AAA            583,951
                 5.000%, 12/01/13 - MBIA Insured

          700   Connecticut, General Obligation Bonds, Series 2006A,                 12/16 at 100.00          AA            718,389
                 4.750%, 12/15/24

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          360    5.000%, 8/01/21 - FSA Insured                                        8/15 at 100.00         AAA            377,932
          240    4.375%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA            235,123

          780   New Haven, Connecticut, General Obligation Bonds,                    11/10 at 101.00         AAA            813,532
                 Series 2001A, 5.000%, 11/01/20 - FGIC Insured

          400   North Haven, Connecticut, General Obligation Bonds,                     No Opt. Call         Aa2            432,608
                 Series 2006, 5.000%, 7/15/24

          250   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            262,162
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

                Suffield, Connecticut, General Obligation Bonds, Series 2005:
          335    5.000%, 6/15/17                                                        No Opt. Call          AA            360,316
          335    5.000%, 6/15/19                                                        No Opt. Call          AA            361,515

          810   West Hartford, Connecticut, General Obligation Bonds,                10/15 at 100.00         AAA            866,344
                 Series 2005B, 5.000%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
        5,815   Total Tax Obligation/General                                                                              6,138,235
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 18.4% (12.3% OF TOTAL INVESTMENTS)

        1,000   Connecticut Health and Educational Facilities Authority,              7/08 at 105.00           A          1,081,050
                 Revenue Bonds, New Opportunities for Waterbury Inc.,
                 Series 1998A, 6.750%, 7/01/28

                Connecticut, Certificates of Participation, Juvenile Training
                School, Series 2001:
          600    5.000%, 12/15/20                                                    12/11 at 101.00         AA-            620,424
        1,000    5.000%, 12/15/30                                                    12/11 at 101.00         AA-          1,023,770

        1,475   Connecticut, Special Tax Obligation Transportation Infrastructure       No Opt. Call         AAA          1,615,228
                 Purpose Bonds, Series 1998B, 5.500%, 11/01/12 - FSA Insured


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,200   Puerto Rico Municipal Finance Agency, Series 2005C,                   8/15 at 100.00         AAA     $    1,277,328
                 5.000%, 8/01/16 - FSA Insured

          750   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB            822,630
                 Loan Note, Series 1999A, 6.375%, 10/01/19

          500   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00          AA            517,850
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/18 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,525   Total Tax Obligation/Limited                                                                              6,958,280
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.7% (4.5% OF TOTAL INVESTMENTS)

        2,500   Connecticut, General Airport Revenue Bonds, Bradley                   4/11 at 101.00         AAA          2,552,725
                 International Airport, Series 2001A, 5.125%, 10/01/26 -
                 FGIC Insured (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 39.0% (26.1% OF TOTAL INVESTMENTS) (4)

        1,000   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00      A2 (4)          1,088,800
                 Revenue Bonds, Loomis Chaffee School, Series 2001D,
                 5.500%, 7/01/23 (Pre-refunded 7/01/11)

        2,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001,            10/11 at 100.00         AAA          2,169,160
                 5.500%, 10/01/20 (Pre-refunded 10/01/11)

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00      AA (4)          1,081,220
                 5.375%, 4/15/19 (Pre-refunded 4/15/12)

          750   Connecticut, General Obligation Bonds, Series 2002B,                  6/12 at 100.00      AA (4)            817,238
                 5.500%, 6/15/21 (Pre-refunded 6/15/12)

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     7/12 at 100.00         AAA            541,690
                 Purpose Bonds, Series 2002A, 5.375%, 7/01/18 (Pre-refunded
                 7/01/12) - FSA Insured

          500   East Lyme, Connecticut, General Obligation Bonds, Series 2001,        7/11 at 102.00         Aaa            540,090
                 5.125%, 7/15/20 (Pre-refunded 7/15/11) - FGIC Insured

          700   Farmington, Connecticut, General Obligation Bonds,                    3/11 at 101.00     Aa1 (4)            740,523
                 Series 2001, 4.875%, 3/15/20 (Pre-refunded 3/15/11)

                Hamden, Connecticut, General Obligation Bonds, Series 2001:
          640    5.250%, 8/15/18 (Pre-refunded 8/15/11) - MBIA Insured                8/11 at 102.00         AAA            696,166
          635    5.000%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured                8/11 at 102.00         AAA            683,279
          300    5.000%, 8/15/20 (Pre-refunded 8/15/11) - MBIA Insured                8/11 at 102.00         AAA            322,809

          220   New Haven, Connecticut, General Obligation Bonds,                    11/11 at 100.00         AAA            232,423
                 Series 2001A, 5.000%, 11/01/20 (Pre-refunded 11/01/11) -
                 FGIC Insured

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, Series 2000A:
        1,425    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,520,304
        1,300    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,386,411

          390   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            406,536
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   University of Connecticut, General Obligation Bonds,                  4/11 at 101.00      AA (4)          1,074,740
                 Series 2001A, 5.250%, 4/01/20 (Pre-refunded 4/01/11)

        1,000   Waterbury, Connecticut, General Obligation Bonds,                     4/12 at 100.00         AAA          1,080,840
                 Series 2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12) -
                 FSA Insured

          370   Windsor, Connecticut, General Obligation Bonds, Series 2001,          7/09 at 100.00     Aa2 (4)            383,857
                 5.000%, 7/15/20 (Pre-refunded 7/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       13,730   Total U.S. Guaranteed                                                                                    14,766,086
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.5% (6.4% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1            525,860
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,000   Eastern Connecticut Resource Recovery Authority, Solid Waste          7/06 at 100.00         BBB          1,005,300
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)

        1,975   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          2,077,858
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,475   Total Utilities                                                                                           3,609,018
------------------------------------------------------------------------------------------------------------------------------------


                                       31

                        Nuveen Connecticut Dividend Advantage Municipal Fund (NFC) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.2% (9.5% OF TOTAL INVESTMENTS)

$       1,185   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA     $    1,255,899
                 Series 2003A, 5.000%, 10/01/16

          500   Connecticut, State Revolving Fund General Revenue Bonds,                No Opt. Call         AAA            533,175
                 Series 2003B, 5.000%, 10/01/12

                Greater New Haven Water Pollution Control Authority, Connecticut,
                Regional Wastewater System Revenue Bonds, Series 2005A:
          450    5.000%, 11/15/17 - MBIA Insured                                     11/15 at 100.00         AAA            477,774
          270    5.000%, 11/15/30 - MBIA Insured                                     11/15 at 100.00         AAA
        1,110    5.000%, 8/15/35 - MBIA Insured                                      11/15 at 100.00         AAA          1,151,903

          140   Guam Government Waterworks Authority, Water and                       7/15 at 100.00         Ba2            149,114
                 Wastewater System Revenue Bonds, Series 2005,
                 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
          750    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA            782,092
          720    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA            741,578

------------------------------------------------------------------------------------------------------------------------------------
        5,125   Total Water and Sewer                                                                                     5,372,783
------------------------------------------------------------------------------------------------------------------------------------
$      53,825   Total Investments (cost $54,853,838) - 149.2%                                                            56,550,400
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                        854,583
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.4)%                                                        (19,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   37,904,983
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.0% (2.0% OF TOTAL INVESTMENTS)

$         250   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3     $      253,070
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41

          775   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            789,190
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        1,025   Total Consumer Staples                                                                                    1,042,260
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 27.8% (18.6% OF TOTAL INVESTMENTS)

        2,250   Connecticut Health and Educational Facilities Authority,             11/11 at 100.00         AAA          2,335,544
                 Revenue Bonds, Connecticut State University System,
                 Series 2002D-2, 5.000%, 11/01/21 - FSA Insured

          500   Connecticut Health and Educational Facilities Authority,                No Opt. Call         AAA            536,510
                 Revenue Bonds, Connecticut State University System,
                 Series 2003F, 5.000%, 11/01/13 - FSA Insured

           95   Connecticut Health and Educational Facilities Authority,              7/08 at 102.00         AAA             98,470
                 Revenue Bonds, Fairfield University, Series 1998H,
                 5.000%, 7/01/23 - MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority,              3/11 at 101.00         AAA          1,025,270
                 Revenue Bonds, Greenwich Academy, Series 2001B,
                 5.000%, 3/01/32 - FSA Insured

          500   Connecticut Health and Educational Facilities Authority,              7/08 at 101.00         AAA            514,890
                 Revenue Bonds, Hopkins School, Series 1998A,
                 5.000%, 7/01/20 - AMBAC Insured

          215   Connecticut Health and Educational Facilities Authority,              1/15 at 100.00         Aaa            228,956
                 Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/15 -
                 MBIA Insured

          310   Connecticut Health and Educational Facilities Authority,                No Opt. Call         Aaa            339,385
                 Revenue Bonds, Loomis Chaffee School, Series 2005F,
                 5.250%, 7/01/19 - AMBAC Insured

          165   Connecticut Health and Educational Facilities Authority,             11/07 at 101.00         AAA            169,701
                 Revenue Bonds, State University System, Series 1997B,
                 5.250%, 11/01/17 - AMBAC Insured

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, University of Hartford, Series 2002E:
          590    5.500%, 7/01/22 - RAAI Insured                                       7/12 at 101.00          AA            634,209
        1,000    5.250%, 7/01/32 - RAAI Insured                                       7/12 at 101.00          AA          1,039,530

        1,000   Connecticut Health and Educational Facilities Authority,              7/09 at 100.00         AAA          1,029,370
                 Revenue Bonds, Yale University, Series 2002W,
                 5.125%, 7/01/27

          500   University of Connecticut, General Obligation Bonds,                    No Opt. Call         AAA            534,000
                 Series 2004A, 5.000%, 1/15/13 - MBIA Insured

          490   University of Connecticut, General Obligation Bonds,                  2/16 at 100.00         AAA            515,960
                 Series 2006A, 5.000%, 2/15/23 - FGIC Insured

          500   University of Connecticut, Student Fee Revenue Refunding             11/12 at 101.00         AAA            535,455
                 Bonds, Series 2002A, 5.250%, 11/15/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,115   Total Education and Civic Organizations                                                                   9,537,250
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 5.7% (3.8% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Eastern Connecticut Health Network,
                Series 2000A:
           50    6.125%, 7/01/20 - RAAI Insured                                       7/10 at 101.00          AA             54,007
           70    6.000%, 7/01/25 - RAAI Insured                                       7/10 at 101.00          AA             75,284

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Griffin Hospital, Series 2005B:
          300    5.000%, 7/01/20 - RAAI Insured                                       7/15 at 100.00         Aa3            310,167
          300    5.000%, 7/01/23 - RAAI Insured                                       7/15 at 100.00         Aa3            308,817


                                       33


                        Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Hospital for Special Care, Series 1997B:
$         105    5.375%, 7/01/17                                                      7/07 at 102.00         BB+     $      105,779
           45    5.500%, 7/01/27                                                      7/07 at 102.00         BB+             44,637

        1,000   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA          1,025,120
                 Revenue Bonds, St. Francis Hospital and Medical Center,
                 Series 2002D, 5.000%, 7/01/22 - RAAI Insured

           25   Connecticut Health and Educational Facilities Authority,              7/09 at 101.00         Aaa             25,884
                 Revenue Bonds, Stamford Hospital, Series 1999G,
                 5.000%, 7/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,895   Total Health Care                                                                                         1,949,695
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.5% (1.1% OF TOTAL INVESTMENTS)

          500   Stamford Housing Authority, Connecticut, Multifamily                 12/28 at 100.00          A-            504,405
                 Housing Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.8% (1.2% OF TOTAL INVESTMENTS)

                Connecticut Housing Finance Authority, Subordinate Lien Single
                Family Housing Mortgage Finance Program Bonds,
                Series 2006A-1:
          305    4.700%, 11/15/26 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            301,712
          330    4.800%, 11/15/31 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            326,786

------------------------------------------------------------------------------------------------------------------------------------
          635   Total Housing/Single Family                                                                                 628,498
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 3.0% (2.0% OF TOTAL INVESTMENTS)

        1,000   Connecticut Resource Recovery Authority, Revenue Bonds,              12/11 at 102.00        Baa2          1,024,980
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.3% (2.2% OF TOTAL INVESTMENTS)

          320   Connecticut Development Authority, First Mortgage Gross              12/11 at 102.00        BBB+            333,965
                 Revenue Healthcare Bonds, Elim Park Baptist Home Inc.,
                 Series 2003, 5.750%, 12/01/23

          325   Connecticut Development Authority, First Mortgage Gross               4/07 at 102.00        BBB-            332,163
                 Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                 Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

          450   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00         AAA            469,125
                 Revenue Bonds, Village for Families and Children Inc.,
                 Series 2002A, 5.000%, 7/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,095   Total Long-Term Care                                                                                      1,135,253
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 29.5% (19.8% OF TOTAL INVESTMENTS)

          875   Bridgeport, Connecticut, General Obligation Bonds,                      No Opt. Call         AAA            947,634
                 Series 2004C, 5.250%, 8/15/14 - MBIA Insured

          600   Connecticut, General Obligation Bonds, Series 2006A,                 12/16 at 100.00          AA            615,762
                 4.750%, 12/15/24

                Farmington, Connecticut, General Obligation Bonds, Series 2002:
        1,000    5.000%, 9/15/20                                                      9/12 at 101.00         Aa1          1,050,380
        1,450    5.000%, 9/15/21                                                      9/12 at 101.00         Aa1          1,519,600

        1,305   Hartford County Metropolitan District, Connecticut, General           4/12 at 101.00         AA+          1,366,061
                 Obligation Bonds, Series 2002, 5.000%, 4/01/22

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          360    5.000%, 8/01/21 - FSA Insured                                        8/15 at 100.00         AAA            377,932
          240    4.375%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA            235,123

                Regional School District 8, Andover, Hebron and Marlborough,
                Connecticut, General Obligation Bonds, Series 2002:
        1,390    5.000%, 5/01/20 - FSA Insured                                        5/11 at 101.00         Aaa          1,455,761
        1,535    5.000%, 5/01/22 - FSA Insured                                        5/11 at 101.00         Aaa          1,600,084

          400   Suffield, Connecticut, General Obligation Bonds, Series 2005,           No Opt. Call          AA            432,384
                 5.000%, 6/15/21

          500   West Hartford, Connecticut, General Obligation Bonds,                10/15 at 100.00         AAA            536,185
                 Series 2005B, 5.000%, 10/01/17

------------------------------------------------------------------------------------------------------------------------------------
        9,655   Total Tax Obligation/General                                                                             10,136,906
------------------------------------------------------------------------------------------------------------------------------------


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.0% (6.0% OF TOTAL INVESTMENTS)

$         500   Connecticut, Special Tax Obligation Transportation Infrastructure    10/11 at 100.00         AAA     $      535,550
                 Purpose Bonds, Series 2001B, 5.375%, 10/01/13 - FSA Insured

        1,625   Connecticut, Special Tax Obligation Transportation Infrastructure     7/12 at 100.00         AAA          1,746,810
                 Purpose Bonds, Series 2002A, 5.375%, 7/01/20 - FSA Insured

          750   Puerto Rico Municipal Finance Agency, Series 2005C,                   8/15 at 100.00         AAA            798,330
                 5.000%, 8/01/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,875   Total Tax Obligation/Limited                                                                              3,080,690
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.2% (4.2% OF TOTAL INVESTMENTS)

        1,950   New Haven, Connecticut, Revenue Refunding Bonds,                        No Opt. Call         AAA          2,143,694
                 Air Rights Parking Facility, Series 2002, 5.375%, 12/01/15 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 38.0% (25.4% OF TOTAL INVESTMENTS) (4)

        1,000   Bridgeport, Connecticut, General Obligation Bonds,                    8/11 at 100.00         AAA          1,076,140
                 Series 2001C, 5.375%, 8/15/18 (Pre-refunded 8/15/11) -
                 FGIC Insured

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Eastern Connecticut Health Network,
                Series 2000A:
          100    6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured                7/10 at 101.00      AA (4)            109,750
          130    6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured                7/10 at 101.00      AA (4)            142,065

        1,500   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00      A2 (4)          1,615,980
                 Revenue Bonds, Loomis Chaffee School, Series 2001D,
                 5.250%, 7/01/31 (Pre-refunded 7/01/11)

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00      AA (4)          1,081,220
                 5.375%, 4/15/19 (Pre-refunded 4/15/12)

        2,105   Fairfield, Connecticut, General Obligation Bonds, Series 2002A,       4/12 at 100.00         AAA          2,234,247
                 5.000%, 4/01/16 (Pre-refunded 4/01/12)

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, Series 2000A:
        1,000    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,066,880
        2,000    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          2,132,940

        1,605   Stamford, Connecticut, General Obligation Bonds, Series 2002,         8/12 at 100.00         AAA          1,709,582
                 5.000%, 8/15/16 (Pre-refunded 8/15/12)

        1,230   University of Connecticut, General Obligation Bonds,                  4/12 at 100.00      AA (4)          1,329,433
                 Series 2002A, 5.375%, 4/01/19 (Pre-refunded 4/01/12)

          500   Waterbury, Connecticut, General Obligation Bonds,                     4/12 at 100.00         AAA            540,420
                 Series 2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,170   Total U.S. Guaranteed                                                                                    13,038,657
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.8% (4.6% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1            525,860
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          250    5.500%, 1/01/15 (Alternative Minimum Tax)                            1/15 at 100.00         BBB            252,913
          510    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/06 at 100.00         BBB            509,908

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          1,052,080
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,260   Total Utilities                                                                                           2,340,761
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.6% (9.1% OF TOTAL INVESTMENTS)

           70   Connecticut Development Authority, Water Facilities Revenue           9/06 at 102.00         AAA             71,759
                 Bonds, Bridgeport Hydraulic Company, Series 1996,
                 6.000%, 9/01/36 - AMBAC Insured (Alternative Minimum Tax)

          785   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA            831,967
                 Series 2003A, 5.000%, 10/01/16

        1,000   Connecticut, State Revolving Fund General Revenue Bonds,                No Opt. Call         AAA          1,066,350
                 Series 2003B, 5.000%, 10/01/12


                                       35

                        Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series
                2005A:
$         500    5.000%, 11/15/16 - MBIA Insured                                     11/15 at 100.00         AAA     $      533,275
          240    5.000%, 11/15/30 - MBIA Insured                                     11/15 at 100.00         AAA            249,998
          320    5.000%, 8/15/35 - MBIA Insured                                      11/15 at 100.00         AAA            332,080

          130   Guam Government Waterworks Authority, Water and                       7/15 at 100.00         Ba2            138,463
                 Wastewater System Revenue Bonds, Series 2005,
                 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
          750    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA            782,092
          660    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA            679,780

------------------------------------------------------------------------------------------------------------------------------------
        4,455   Total Water and Sewer                                                                                     4,685,764
------------------------------------------------------------------------------------------------------------------------------------
$      48,630   Total Investments (cost $49,540,894) - 149.2%                                                            51,248,813
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                        603,004
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)%                                                        (17,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   34,351,817
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                        Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.1% (2.7% OF TOTAL INVESTMENTS)

$       2,475   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,520,317
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 21.7% (14.5% OF TOTAL INVESTMENTS)

        1,595   Connecticut Health and Educational Facilities Authority,             11/11 at 100.00         AAA          1,655,642
                 Revenue Bonds, Connecticut State University System,
                 Series 2002D-2, 5.000%, 11/01/21 - FSA Insured

        1,700   Connecticut Health and Educational Facilities Authority,             11/15 at 100.00         AAA          1,808,630
                 Revenue Bonds, Connecticut State University System,
                 Series 2005H, 5.000%, 11/01/17 - FSA Insured

          285   Connecticut Health and Educational Facilities Authority,              1/15 at 100.00         Aaa            303,499
                 Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/15 -
                 MBIA Insured

          400   Connecticut Health and Educational Facilities Authority,                No Opt. Call         Aaa            437,916
                 Revenue Bonds, Loomis Chaffee School, Series 2005F,
                 5.250%, 7/01/19 - AMBAC Insured

          335   Connecticut Health and Educational Facilities Authority,             11/07 at 101.00         AAA            344,544
                 Revenue Bonds, State University System, Series 1997B,
                 5.250%, 11/01/17 - AMBAC Insured

        3,100   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00         AAA          3,229,642
                 Revenue Bonds, Trinity College, Series 2001G,
                 5.000%, 7/01/21 - AMBAC Insured

          750   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA            806,197
                 Revenue Bonds, University of Hartford, Series 2002E,
                 5.500%, 7/01/22 - RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority,              7/09 at 100.00         AAA          1,544,055
                 Revenue Bonds, Yale University, Series 2002W,
                 5.125%, 7/01/27

        1,100   University of Connecticut, General Obligation Bonds,                  2/13 at 100.00         AAA          1,158,861
                 Series 2003A, 5.125%, 2/15/21 - MBIA Insured

        1,000   University of Connecticut, General Obligation Bonds,                    No Opt. Call         AAA          1,068,000
                 Series 2004A, 5.000%, 1/15/13 - MBIA Insured

          490   University of Connecticut, General Obligation Bonds,                  2/16 at 100.00         AAA            515,960
                 Series 2006A, 5.000%, 2/15/23 - FGIC Insured

          500   University of Connecticut, Student Fee Revenue Refunding             11/12 at 101.00         AAA            535,455
                 Bonds, Series 2002A, 5.250%, 11/15/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,755   Total Education and Civic Organizations                                                                  13,408,401
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 3.1% (2.0% OF TOTAL INVESTMENTS)

          500   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA            532,340
                 Revenue Bonds, Bristol Hospital, Series 2002B,
                 5.500%, 7/01/21 - RAAI Insured

          800   Connecticut Health and Educational Facilities Authority,              7/15 at 100.00         Aa3            827,112
                 Revenue Bonds, Griffin Hospital, Series 2005B,
                 5.000%, 7/01/20 - RAAI Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Hospital for Special Care, Series 1997B:
          235    5.375%, 7/01/17                                                      7/07 at 102.00         BB+            236,744
           95    5.500%, 7/01/27                                                      7/07 at 102.00         BB+             94,234

          200   Connecticut Health and Educational Facilities Authority,              7/09 at 101.00         Aaa            207,068
                 Revenue Bonds, Stamford Hospital, Series 1999G,
                 5.000%, 7/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,830   Total Health Care                                                                                         1,897,498
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

          750   Stamford Housing Authority, Connecticut, Multifamily                 12/28 at 100.00          A-            756,608
                 Housing Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative
                 Minimum Tax)


                                       37

                        Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.4% (1.0% OF TOTAL INVESTMENTS)

                Connecticut Housing Finance Authority, Subordinate Lien Single
                Family Housing Mortgage Finance Program Bonds, Series 2006A-1:
$         435    4.700%, 11/15/26 (Alternative Minimum Tax)                          11/15 at 100.00         AAA     $      430,311
          465    4.800%, 11/15/31 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            460,471

------------------------------------------------------------------------------------------------------------------------------------
          900   Total Housing/Single Family                                                                                 890,782
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 3.3% (2.2% OF TOTAL INVESTMENTS)

        2,000   Connecticut Resource Recovery Authority, Revenue Bonds,              12/11 at 102.00        Baa2          2,055,860
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 12.4% (8.3% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, First Mortgage Gross              12/11 at 102.00        BBB+            521,820
                 Revenue Healthcare Bonds, Elim Park Baptist Home Inc.,
                 Series 2003, 5.750%, 12/01/23

          600   Connecticut Development Authority, First Mortgage Gross               4/07 at 102.00        BBB-            613,224
                 Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                 Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

                Connecticut Development Authority, Revenue Bonds, Duncaster
                Inc., Series 2002:
          650    5.125%, 8/01/22 - RAAI Insured                                       8/12 at 101.00          AA            674,785
        1,025    4.750%, 8/01/32 - RAAI Insured                                       8/12 at 101.00          AA          1,006,550

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Village for Families and Children Inc., Series 2002A:
          430    5.000%, 7/01/18 - AMBAC Insured                                      7/12 at 101.00         AAA            449,720
          475    5.000%, 7/01/20 - AMBAC Insured                                      7/12 at 101.00         AAA            493,777
          260    5.000%, 7/01/23 - AMBAC Insured                                      7/12 at 101.00         AAA            268,757
        1,000    5.000%, 7/01/32 - AMBAC Insured                                      7/12 at 101.00         AAA          1,027,250

                Connecticut Housing Finance Authority, Special Needs Housing
                Mortgage Finance Program Special Obligation Bonds,
                Series 2002SNH-1:
        1,000    5.000%, 6/15/22 - AMBAC Insured                                      6/12 at 101.00         AAA          1,039,890
        1,500    5.000%, 6/15/32 - AMBAC Insured                                      6/12 at 101.00         AAA          1,543,470

------------------------------------------------------------------------------------------------------------------------------------
        7,440   Total Long-Term Care                                                                                      7,639,243
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 37.1% (24.8% OF TOTAL INVESTMENTS)

                Bethel, Connecticut, General Obligation Bonds, Series 2002:
          525    5.000%, 11/01/18 - FGIC Insured                                     11/12 at 100.00         Aaa            551,523
          525    5.000%, 11/01/19 - FGIC Insured                                     11/12 at 100.00         Aaa            549,806
          525    5.000%, 11/01/20 - FGIC Insured                                     11/12 at 100.00         Aaa            547,670
          525    5.000%, 11/01/21 - FGIC Insured                                     11/12 at 100.00         Aaa            545,039
          525    5.000%, 11/01/22 - FGIC Insured                                     11/12 at 100.00         Aaa            545,281

        1,000   Bridgeport, Connecticut, General Obligation Bonds,                      No Opt. Call         AAA          1,083,010
                 Series 2004C, 5.250%, 8/15/14 - MBIA Insured

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00          AA          1,037,200
                 5.000%, 4/15/21

        2,500   Connecticut, General Obligation Bonds, Series 2002D,                 11/12 at 100.00          AA          2,682,075
                 5.375%, 11/15/21

          545   Connecticut, General Obligation Bonds, Series 2004D,                    No Opt. Call         AAA            583,951
                 5.000%, 12/01/13 - MBIA Insured

        1,200   Connecticut, General Obligation Bonds, Series 2006A,                 12/16 at 100.00          AA          1,231,524
                 4.750%, 12/15/24

          450   Farmington, Connecticut, General Obligation Bonds,                    9/12 at 101.00         Aa1            472,671
                 Series 2002, 5.000%, 9/15/20

        1,000   Hartford, Connecticut, General Obligation Bonds, Series 2004,           No Opt. Call         AAA          1,082,980
                 5.500%, 8/15/11 - MBIA Insured

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          600    5.000%, 8/01/21 - FSA Insured                                        8/15 at 100.00         AAA            629,886
          400    4.375%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA            391,872

                New Canaan, Connecticut, General Obligation Bonds,
                Series 2002A:
          950    4.500%, 5/01/19                                                      5/11 at 100.00         Aaa            960,621
          900    4.600%, 5/01/20                                                      5/11 at 100.00         Aaa            912,501
          500    4.700%, 5/01/21                                                      5/11 at 100.00         Aaa            508,475

        1,405   New Haven, Connecticut, General Obligation Bonds,                    11/11 at 101.00         AAA          1,501,130
                 Series 2002A, 5.250%, 11/01/17 - AMBAC Insured


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Southbury, Connecticut, General Obligation Bonds, Series 2002:
$         500    4.250%, 12/15/14                                                    12/11 at 101.00         Aa3     $      507,900
          500    4.375%, 12/15/15                                                    12/11 at 101.00         Aa3            509,160
          500    4.375%, 12/15/16                                                    12/11 at 101.00         Aa3            507,980
          500    4.500%, 12/15/17                                                    12/11 at 101.00         Aa3            508,950
          500    4.625%, 12/15/18                                                    12/11 at 101.00         Aa3            511,315
          500    4.625%, 12/15/19                                                    12/11 at 101.00         Aa3            509,595
          500    4.875%, 12/15/20                                                    12/11 at 101.00         Aa3            516,085
          500    4.875%, 12/15/21                                                    12/11 at 101.00         Aa3            514,935
          500    5.000%, 12/15/22                                                    12/11 at 101.00         Aa3            521,785

                Stratford, Connecticut, General Obligation Bonds, Series 2002:
        1,375    4.000%, 2/15/19 - FSA Insured                                        2/12 at 100.00         AAA          1,343,430
          630    4.125%, 2/15/20 - FSA Insured                                        2/12 at 100.00         AAA            620,884

          500   West Hartford, Connecticut, General Obligation Bonds,                10/15 at 100.00         AAA            534,780
                 Series 2005B, 5.000%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
       22,080   Total Tax Obligation/General                                                                             22,924,014
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 17.3% (11.6% OF TOTAL INVESTMENTS)

           60   Connecticut, Special Tax Obligation Transportation Infrastructure       No Opt. Call         AA-             65,882
                 Purpose Bonds, Series 1992B, 6.125%, 9/01/12

                Connecticut, Special Tax Obligation Transportation Infrastructure
                Purpose Bonds, Series 2002B:
        2,810    5.000%, 12/01/20 - AMBAC Insured                                    12/12 at 100.00         AAA          2,947,297
        1,000    5.000%, 12/01/21 - AMBAC Insured                                    12/12 at 100.00         AAA          1,042,900
        1,000    5.000%, 12/01/22 - AMBAC Insured                                    12/12 at 100.00         AAA          1,038,810

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     1/14 at 100.00         AAA            520,950
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
          890    5.250%, 7/01/17                                                      7/12 at 100.00         BBB            920,839
        1,000    5.250%, 7/01/20                                                      7/12 at 100.00         BBB          1,029,830
        1,045    5.250%, 7/01/21                                                      7/12 at 100.00         BBB          1,075,336

        1,010   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,094,476
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured

          195   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-            201,932
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

          750   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00         BBB            770,760
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
       10,260   Total Tax Obligation/Limited                                                                             10,709,012
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 0.8% (0.4% OF TOTAL INVESTMENTS)

          415   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights             No Opt. Call         AAA            456,222
                 Parking Facility, Series 2002, 5.375%, 12/01/15 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.6% (15.1% OF TOTAL INVESTMENTS) (4)

        3,510   Bridgeport, Connecticut, General Obligation Bonds, Series 2001C,      8/11 at 100.00         AAA          3,777,249
                 5.375%, 8/15/18 (Pre-refunded 8/15/11) - FGIC Insured

          500   Bridgeport, Connecticut, General Obligation Bonds,                    9/13 at 100.00         AAA            542,670
                 Series 2003A, 5.250%, 9/15/23 (Pre-refunded 9/15/13) -
                 FSA Insured

          400   Connecticut, Special Tax Obligation Transportation Infrastructure    10/11 at 100.00         AAA            420,012
                 Purpose Bonds, Series 2001A, 4.800%, 10/01/18 (Pre-refunded
                 10/01/11) - FSA Insured

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     7/12 at 100.00         AAA            541,690
                 Purpose Bonds, Series 2002A, 5.375%, 7/01/18 (Pre-refunded
                 7/01/12) - FSA Insured

           40   New Haven, Connecticut, General Obligation Bonds,                    11/11 at 101.00         AAA             43,096
                 Series 2002A, 5.250%, 11/01/17 - AMBAC Insured (ETM)

        3,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          3,199,410
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


                                       39

                        Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,000   Puerto Rico Infrastructure Financing Authority, Special Tax           1/08 at 101.00         AAA     $    2,061,720
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/28 (Pre-refunded
                 1/01/08) - AMBAC Insured

          570   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa            618,285
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded 2/01/12)

        1,410   Puerto Rico, General Obligation and Public Improvement                7/08 at 101.00         AAA          1,461,888
                 Refunding Bonds, Series 1998B, 5.000%, 7/01/24
                 (Pre-refunded 7/01/08) - MBIA Insured

        1,220   University of Connecticut, General Obligation Bonds,                  4/12 at 100.00      AA (4)          1,318,625
                 Series 2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       13,150   Total U.S. Guaranteed                                                                                    13,984,645
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.5% (5.7% OF TOTAL INVESTMENTS)

          720   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1            757,238
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
        1,000    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/06 at 100.00         BBB          1,005,300
          305    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/06 at 100.00         BBB            304,945

        3,050   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          3,208,844
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,075   Total Utilities                                                                                           5,276,327
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 16.3% (10.9% OF TOTAL INVESTMENTS)

          765   Connecticut Development Authority, Water Facilities Revenue           9/06 at 102.00           A            782,679
                 Bonds, Bridgeport Hydraulic Company, Series 1996,
                 6.000%, 9/01/36 (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA          1,255,899
                 Series 2003A, 5.000%, 10/01/16

        2,000   Connecticut, State Revolving Fund General Revenue Bonds,                No Opt. Call         AAA          2,132,700
                 Series 2003B, 5.000%, 10/01/12

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series
                2005A:
          770    5.000%, 11/15/16 - MBIA Insured                                     11/15 at 100.00         AAA            821,244
          480    5.000%, 11/15/30 - MBIA Insured                                     11/15 at 100.00         AAA            499,997
          640    5.000%, 8/15/35 - MBIA Insured                                      11/15 at 100.00         AAA            664,160

          230   Guam Government Waterworks Authority, Water and                       7/15 at 100.00         Ba2            244,973
                 Wastewater System Revenue Bonds, Series 2005,
                 6.000%, 7/01/25


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
$       2,050    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA     $    2,137,719
        1,140    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA          1,174,166

          350   Stamford, Connecticut, Water Pollution Control System and            11/13 at 100.00         AA+            360,637
                 Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32

------------------------------------------------------------------------------------------------------------------------------------
        9,610   Total Water and Sewer                                                                                    10,074,174
------------------------------------------------------------------------------------------------------------------------------------
$      88,740   Total Investments (cost $91,571,241) - 149.8%                                                            92,593,103
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      1,232,886
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.8)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   61,825,989
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.2% (1.5% OF TOTAL INVESTMENTS)

$       1,500   Boston Industrial Development Financing Authority,                    9/12 at 102.00         Ba3     $    1,535,925
                 Massachusetts, Senior Revenue Bonds, Crosstown Center
                 Project, Series 2002, 6.500%, 9/01/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.8% (0.6% OF TOTAL INVESTMENTS)

          550   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3            556,754
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 35.6% (24.2% OF TOTAL INVESTMENTS)

          750   Massachusetts Development Finance Agency, Revenue Bonds,              9/15 at 100.00         AAA            766,950
                 Western New England College, Series 2005A,
                 5.000%, 9/01/33 - AGC Insured

          500   Massachusetts Development Finance Authority, Revenue                  9/11 at 101.00           A            525,855
                 Bonds, Belmont Hills School, Series 2001, 5.375%, 9/01/23

          890   Massachusetts Development Finance Authority, Revenue                  3/09 at 101.00           A            934,215
                 Bonds, Curry College, Series 2000A, 6.000%, 3/01/20 -
                 ACA Insured

        1,000   Massachusetts Development Finance Authority, Revenue                  7/13 at 101.00        Baa1          1,049,320
                 Bonds, Massachusetts College of Pharmacy and Allied
                 Health Sciences, Series 2003C, 5.750%, 7/01/33

        1,745   Massachusetts Development Finance Authority, Revenue                  7/15 at 100.00         AAA          1,789,759
                 Bonds, Massachusetts College of Pharmacy and Allied Health
                 Sciences, Series 2005D, 5.000%, 7/01/27 - AGC Insured

          750   Massachusetts Development Finance Authority, Revenue                  9/13 at 100.00         AA-            783,825
                 Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19

        1,090   Massachusetts Development Finance Authority, Revenue                    No Opt. Call          A3          1,240,235
                 Refunding Bonds, Boston University, Series 1999P,
                 6.000%, 5/15/29

          120   Massachusetts Education Loan Authority, Student Loan                  7/06 at 100.00         AAA            120,124
                 Revenue Bonds, Issue E, Series 1995, 6.150%, 7/01/10 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,550   Massachusetts Educational Finance Authority, Educational              1/12 at 100.00         AAA          1,579,016
                 Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 -
                 AMBAC Insured (Alternative Minimum Tax)

        2,000   Massachusetts Health and Educational Facilities Authority,            6/13 at 100.00         AA-          2,136,860
                 Revenue Bonds, Boston College, Series 2003N,
                 5.250%, 6/01/18

        1,000   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA          1,093,190
                 Revenue Bonds, Massachusetts Institute of Technology,
                 Series 2004M, 5.250%, 7/01/15

        1,500   Massachusetts Health and Educational Facilities Authority,           10/11 at 100.00         AAA          1,578,495
                 Revenue Bonds, University of Massachusetts - Worcester
                 Campus, Series 2001B, 5.250%, 10/01/31 - FGIC Insured

          500   Massachusetts Health and Educational Facilities Authority,            7/13 at 100.00         AA+            516,685
                 Revenue Bonds, Wellesley College, Series 2003H,
                 5.000%, 7/01/26

          555   Massachusetts Health and Educational Facilities Authority,            7/13 at 100.00         AA+            576,429
                 Revenue Bonds, Williams College, Series 2003H,
                 5.000%, 7/01/21

          500   Massachusetts Health and Educational Facilities Authority,           11/12 at 100.00         AAA            513,360
                 Revenue Bonds, Worcester State College, Series 2002,
                 5.000%, 11/01/32 - AMBAC Insured

        2,300   Massachusetts Industrial Finance Agency, Revenue Bonds,               9/08 at 101.00           A          2,341,676
                 Belmont Hill School, Series 1998, 5.250%, 9/01/28

        1,645   Massachusetts Industrial Finance Agency, Revenue Bonds,               7/06 at 100.00         Aa1          1,646,365
                 Whitehead Institute for Biomedical Research, Series 1993,
                 5.125%, 7/01/26

        4,000   New England Education Loan Marketing Corporation,                       No Opt. Call          A3          4,140,599
                 Massachusetts, Student Loan Revenue Bonds, Subordinate
                 Series 1992H, 6.900%, 11/01/09 (Alternative Minimum Tax)


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         375   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-     $      382,324
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

          725   University of Massachusetts Building Authority, Senior Lien             No Opt. Call         AAA            773,967
                 Project Revenue Bonds, Series 2005-1, 5.000%, 5/01/15 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,495   Total Education and Civic Organizations                                                                  24,489,249
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.1% (11.6% OF TOTAL INVESTMENTS)

        1,250   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          1,323,738
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31

        1,000   Massachusetts Health and Educational Facilities Authority,           11/11 at 101.00          AA          1,033,450
                 Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                 5.250%, 11/15/31 - RAAI Insured

        1,000   Massachusetts Health and Educational Facilities Authority,            7/12 at 101.00         BBB          1,069,240
                 Revenue Bonds, Caritas Christi Obligated Group, Series 2002B,
                 6.250%, 7/01/22

          935   Massachusetts Health and Educational Facilities Authority,            8/15 at 100.00          AA            945,248
                 Revenue Bonds, Emerson Hospital, Series 2005E,
                 5.000%, 8/15/35 - RAAI Insured

        1,000   Massachusetts Health and Educational Facilities Authority,            8/15 at 100.00         AAA          1,041,110
                 Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                 5.000%, 8/15/21 - FGIC Insured

        1,000   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00        BBB-          1,006,410
                 Revenue Bonds, Milton Hospital Project, Series 2005D,
                 5.250%, 7/01/30

        1,500   Massachusetts Health and Educational Facilities Authority,            7/06 at 100.00         AAA          1,501,560
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 1993G-1, 5.375%, 7/01/24 - MBIA Insured

          600   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA            639,234
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.375%, 5/15/19 - FGIC Insured

        2,000   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-          2,157,160
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 5.750%, 7/01/32

          375   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB            406,230
                 Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                 6.625%, 7/01/32

          615   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00         BBB            616,531
                 Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
       11,275   Total Health Care                                                                                        11,739,911
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 12.6% (8.5% OF TOTAL INVESTMENTS)

        1,500   Massachusetts Development Finance Authority, GNMA                     3/12 at 105.00         AAA          1,635,405
                 Collateralized Assisted Living Facility Revenue Bonds,
                 Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
                 (Alternative Minimum Tax)

        2,500   Massachusetts Development Finance Authority, GNMA                    10/11 at 105.00         AAA          2,767,499
                 Collateralized Revenue Bonds, VOA Concord Assisted Living
                 Inc., Series 2000A, 6.900%, 10/20/41

        1,905   Massachusetts Development Financing Authority, Assisted              12/09 at 102.00         N/R          1,952,873
                 Living Revenue Bonds, Prospect House Apartments,
                 Series 1999, 7.000%, 12/01/31

          335   Massachusetts Housing Finance Agency, Housing Bonds,                  6/15 at 100.00         AA-            337,378
                 Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)

          500   Massachusetts Housing Finance Agency, Housing Revenue                 6/13 at 100.00         AA-            503,220
                 Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative
                 Minimum Tax)

          395   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 101.00         AAA            409,868
                 Mortgage Revenue Bonds, Series 1999D, 5.500%, 7/01/13 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA                     5/12 at 103.00         AAA          1,046,140
                 Collateralized Mortgage Revenue Bonds, Clarendon Hill
                 Towers, Series 2002, 5.200%, 11/20/22

------------------------------------------------------------------------------------------------------------------------------------
        8,135   Total Housing/Multifamily                                                                                 8,652,383
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.4% (1.0% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Housing Finance Authority, Single Family                6/15 at 100.00          AA            980,280
                 Housing Revenue Bonds, Series 2006-122, 4.875%, 12/01/37
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       43

                        Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.2% (0.9% OF TOTAL INVESTMENTS)

$         425   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R     $      425,570
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          400   Massachusetts Development Finance Agency, Solid Waste                   No Opt. Call         BBB            424,328
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2003, 5.450%, 6/01/14

------------------------------------------------------------------------------------------------------------------------------------
          825   Total Industrials                                                                                           849,898
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.3% (2.2% OF TOTAL INVESTMENTS)

        1,270   Boston, Massachusetts, FHA-Insured Mortgage Revenue                  10/08 at 105.00         AAA          1,371,029
                 Bonds, Deutsches Altenheim Inc., Series 1998A,
                 6.125%, 10/01/31

          485   Massachusetts Industrial Finance Agency, FHA-Insured Project          8/06 at 102.00         AAA            495,277
                 Revenue Bonds, Heights Crossing LP, Series 1995,
                 6.000%, 2/01/15 (Alternative Minimum Tax)

          400   Massachusetts Industrial Finance Agency, First Mortgage               1/11 at 101.00        BBB-            391,388
                 Revenue Bonds, Berkshire Retirement Community,
                 Series 1994B, 4.750%, 7/01/17

------------------------------------------------------------------------------------------------------------------------------------
        2,155   Total Long-Term Care                                                                                      2,257,694
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 15.0% (10.2% OF TOTAL INVESTMENTS)

          500   Ashland, Massachusetts, General Obligation Bonds,                     5/15 at 100.00         Aaa            535,180
                 Series 2004, 5.250%, 5/15/23 - AMBAC Insured

        1,250   Boston, Massachusetts, General Obligation Bonds,                      1/15 at 100.00         Aa1          1,327,413
                 Series 2005A, 5.000%, 1/01/17

        1,000   Fall River, Massachusetts, General Obligation Bonds,                  2/13 at 101.00         AAA          1,050,250
                 Series 2003, 5.000%, 2/01/21 - FSA Insured

        1,275   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         AAA          1,438,251
                 Series 2001D, 6.000%, 11/01/13 - MBIA Insured

          980   Monson, Massachusetts, General Obligation Bonds,                      5/12 at 101.00         Aaa          1,044,396
                 Series 2002, 5.250%, 5/15/22 - AMBAC Insured

        1,260   Norwell, Massachusetts, General Obligation Bonds,                       No Opt. Call         AAA          1,357,726
                 Series 2003, 5.000%, 11/15/20 - FGIC Insured

                Springfield, Massachusetts, General Obligation Bonds, Series 2003:
          530    5.250%, 1/15/15 - MBIA Insured                                       1/13 at 100.00         AAA            569,077
        1,615    5.250%, 1/15/23 - MBIA Insured                                       1/13 at 100.00         AAA          1,719,749

        1,220   Worcester, Massachusetts, General Obligation Bonds,                   7/15 at 100.00         AAA          1,284,087
                 Series 2005A, 5.000%, 7/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,630   Total Tax Obligation/General                                                                             10,326,129
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 19.7% (13.3% OF TOTAL INVESTMENTS)

          210   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,            5/14 at 100.00         AAA            218,410
                 Series 2004, 5.000%, 5/01/26 - AMBAC Insured

          940   Massachusetts Bay Transportation Authority, Assessment                7/15 at 100.00         AAA            992,273
                 Bonds, Series 2005A, 5.000%, 7/01/18

        2,500   Massachusetts Bay Transportation Authority, General                     No Opt. Call         AAA          3,050,374
                 Obligation Transportation System Bonds, Series 1991A,
                 7.000%, 3/01/21

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales           No Opt. Call         AAA            423,693
                 Tax Revenue Bonds, Series 2004C, 5.250%, 7/01/21

          550   Massachusetts College Building Authority, Project Revenue             5/14 at 100.00         AAA            575,773
                 Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

          325   Massachusetts College Building Authority, Project Revenue             5/16 at 100.00         AAA            336,424
                 Bonds, Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

        1,000   Massachusetts College Building Authority, Project Revenue               No Opt. Call         AAA          1,113,530
                 Refunding Bonds, Series 2003B, 5.375%, 5/01/23 -
                 XLCA Insured

        1,300   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA          1,364,961
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 -
                 FSA Insured

          540   Massachusetts, Special Obligation Dedicated Tax Revenue                 No Opt. Call         AAA            578,853
                 Bonds, Series 2005, 5.000%, 1/01/20 - FGIC Insured

        3,000   Massachusetts, Special Obligation Refunding Notes, Federal              No Opt. Call         Aaa          3,186,929
                 Highway Grant Anticipation Note Program, Series 2003A,
                 5.000%, 12/15/13 - FSA Insured


                                       44

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,500   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA     $    1,679,415
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,250   Total Tax Obligation/Limited                                                                             13,520,635
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.8% (8.0% OF TOTAL INVESTMENTS)

        2,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00         AAA          2,050,860
                 5.000%, 7/01/33 - MBIA Insured

        1,900   Massachusetts Port Authority, Revenue Bonds, Series 2005A,            7/15 at 100.00         AAA          1,979,477
                 5.000%, 7/01/23 - AMBAC Insured

        4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,       9/06 at 102.00         AAA          4,100,119
                 US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,900   Total Transportation                                                                                      8,130,456
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 9.9% (6.7% OF TOTAL INVESTMENTS) (4)

          410   Massachusetts Health and Educational Facilities Authority,            7/21 at 100.00         AAA            436,662
                 Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25
                 (Pre-refunded 7/01/21) - MBIA Insured

          780   Massachusetts Port Authority, Revenue Bonds, Series 1982,             7/06 at 100.00         AAA          1,040,941
                 13.000%, 7/01/13 (ETM)

        1,250   Massachusetts, General Obligation Bonds, Consolidated Loan,           8/14 at 100.00      AA (4)          1,328,950
                 Series 2004B, 5.000%, 8/01/24 (Pre-refunded 8/01/14)

        1,500   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          1,620,030
                 Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) -
                 FGIC Insured

        1,200   University of Massachusetts Building Authority, Senior Lien          11/13 at 100.00         AAA          1,306,008
                 Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18
                 (Pre-refunded 11/01/13) - AMBAC Insured

        1,000   University of Massachusetts Building Authority, Senior Lien          11/14 at 100.00         AAA          1,090,860
                 Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24
                 (Pre-refunded 11/01/14) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,140   Total U.S. Guaranteed                                                                                     6,823,451
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.1% (2.1% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Development Finance Agency, Resource                    1/12 at 101.00         AAA          1,085,960
                 Recovery Revenue Bonds, SEMass System, Series 2001A,
                 5.625%, 1/01/16 - MBIA Insured

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          1,030,690
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Utilities                                                                                           2,116,650
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.6% (9.2% OF TOTAL INVESTMENTS)

        2,000   Boston Water and Sewerage Commission, Massachusetts,                 11/14 at 100.00          AA          2,084,280
                 General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

        1,500   Massachusetts Water Pollution Abatement Trust, Pooled                 8/14 at 100.00         AAA          1,558,485
                 Loan Program Bonds, Series 10, 5.000%, 8/01/26

          750   Massachusetts Water Pollution Abatement Trust, Pooled                 8/15 at 100.00         AAA            737,760
                 Loan Program Bonds, Series 11, 4.500%, 8/01/29

        1,500   Massachusetts Water Pollution Abatement Trust, Pooled                 8/13 at 100.00         AAA          1,557,525
                 Loan Program Bonds, Series 9, 5.000%, 8/01/22


                                       45

                        Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,250   Massachusetts Water Pollution Abatement Trust, Revenue                8/12 at 100.00         AAA     $    1,332,813
                 Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

        1,500   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA          1,561,830
                 Bonds, Series 2005A, 5.000%, 8/01/28 - MBIA Insured

          625   Massachusetts Water Resources Authority, General Revenue              8/16 at 100.00          AA            524,113
                 Bonds, Series 2006A, 4.000%, 8/01/46

------------------------------------------------------------------------------------------------------------------------------------
        9,125   Total Water and Sewer                                                                                     9,356,806
------------------------------------------------------------------------------------------------------------------------------------
$      95,980   Total Investments (cost $98,795,172) - 147.3%                                                           101,336,221
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      1,440,274
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.4)%                                                        (34,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   68,776,495
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.8% (1.2% OF TOTAL INVESTMENTS)

$         500   Boston Industrial Development Financing Authority,                    9/12 at 102.00         Ba3     $      511,975
                 Massachusetts, Senior Revenue Bonds, Crosstown Center
                 Project, Series 2002, 6.500%, 9/01/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 26.7% (17.9% OF TOTAL INVESTMENTS)

          450   Massachusetts Development Finance Agency, Revenue Bonds,              9/15 at 100.00         AAA            460,170
                 Western New England College, Series 2005A,
                 5.000%, 9/01/33 - AGC Insured

          495   Massachusetts Development Finance Authority, Revenue                  7/15 at 100.00         AAA            507,697
                 Bonds, Massachusetts College of Pharmacy and Allied
                 Health Sciences, Series 2005D, 5.000%, 7/01/27 -
                 AGC Insured

          500   Massachusetts Development Finance Authority, Revenue                  9/13 at 100.00         AA-            522,550
                 Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19

        1,000   Massachusetts Development Finance Authority, Revenue                  5/29 at 105.00          A3          1,147,530
                 Refunding Bonds, Boston University, Series 1999P,
                 6.000%, 5/15/59

        1,085   Massachusetts Educational Finance Authority, Educational              7/10 at 100.00         AAA          1,099,713
                 Loan Revenue Bonds, Series 2001E, 5.300%, 1/01/16 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,000   Massachusetts Health and Educational Facilities Authority,            6/13 at 100.00         AA-          1,068,430
                 Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18

          500   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA            546,595
                 Revenue Bonds, Massachusetts Institute of Technology,
                 Series 2004M, 5.250%, 7/01/15

        2,000   Massachusetts Health and Educational Facilities Authority,            2/11 at 100.00         AA-          2,124,559
                 Revenue Bonds, Tufts University, Series 2001I, 5.500%, 2/15/36

          250   University of Massachusetts Building Authority, Senior Lien             No Opt. Call         AAA            266,885
                 Project Revenue Bonds, Series 2005-1, 5.000%, 5/01/15 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,280   Total Education and Civic Organizations                                                                   7,744,129
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 20.0% (13.4% OF TOTAL INVESTMENTS)

          500   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+            529,495
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31

          250   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         BBB            255,505
                 Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                 5.625%, 7/01/20

          375   Massachusetts Health and Educational Facilities Authority,            1/12 at 101.00           A            400,148
                 Revenue Bonds, Covenant Health Systems Obligated Group,
                 Series 2002, 6.000%, 7/01/31

          315   Massachusetts Health and Educational Facilities Authority,            8/15 at 100.00          AA            318,452
                 Revenue Bonds, Emerson Hospital, Series 2005E,
                 5.000%, 8/15/35 - RAAI Insured

          600   Massachusetts Health and Educational Facilities Authority,            8/15 at 100.00         AAA            624,666
                 Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                 5.000%, 8/15/21 - FGIC Insured

          500   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00        BBB-            503,205
                 Revenue Bonds, Milton Hospital Project, Series 2005D,
                 5.250%, 7/01/30

          500   Massachusetts Health and Educational Facilities Authority,            7/14 at 100.00         BB-            524,720
                 Revenue Bonds, Northern Berkshire Community Services Inc.,
                 Series 2004B, 6.375%, 7/01/34

        1,000   Massachusetts Health and Educational Facilities Authority,            7/09 at 101.00         AA-          1,028,520
                 Revenue Bonds, Partners HealthCare System Inc., Series 1999B,
                 5.125%, 7/01/19

        1,000   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-          1,078,580
                 Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                 5.750%, 7/01/32

          500   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB            541,640
                 Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                 6.625%, 7/01/32

------------------------------------------------------------------------------------------------------------------------------------
        5,540   Total Health Care                                                                                         5,804,931
------------------------------------------------------------------------------------------------------------------------------------


                                       47

                        Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 13.9% (9.3% OF TOTAL INVESTMENTS)

$       1,000   Massachusetts Development Finance Authority, GNMA                     3/12 at 105.00         AAA     $    1,090,270
                 Collateralized Assisted Living Facility Revenue Bonds, Arbors
                 at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative
                 Minimum Tax)

          135   Massachusetts Housing Finance Agency, Housing Bonds,                  6/15 at 100.00         AA-            135,958
                 Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)

          500   Massachusetts Housing Finance Agency, Housing Revenue                 6/13 at 100.00         AA-            503,220
                 Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative
                 Minimum Tax)

        1,215   Massachusetts Housing Finance Agency, Rental Housing                  1/11 at 100.00         AAA          1,255,119
                 Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts,                          5/12 at 103.00         AAA          1,046,140
                 GNMA Collateralized Mortgage Revenue Bonds,
                 Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22

------------------------------------------------------------------------------------------------------------------------------------
        3,850   Total Housing/Multifamily                                                                                 4,030,707
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.3% (2.9% OF TOTAL INVESTMENTS)

          840   Massachusetts Housing Finance Agency, Single Family                   6/10 at 100.00         AAA            858,463
                 Housing Revenue Bonds, Series 82, 5.375%, 12/01/20 -
                 FSA Insured (Alternative Minimum Tax)

          400   Massachusetts Housing Finance Authority, Single Family                6/15 at 100.00          AA            392,112
                 Housing Revenue Bonds, Series 2006-122, 4.875%, 12/01/37
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,240   Total Housing/Single Family                                                                               1,250,575
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.5% (0.9% OF TOTAL INVESTMENTS)

          200   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R            200,268
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          200   Massachusetts Development Finance Agency, Solid Waste                   No Opt. Call         BBB            212,164
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2003, 5.450%, 6/01/14

------------------------------------------------------------------------------------------------------------------------------------
          400   Total Industrials                                                                                           412,432
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.4% (1.6% OF TOTAL INVESTMENTS)

          655   Massachusetts Development Finance Authority, First                    7/11 at 102.00        BBB-            702,140
                 Mortgage Revenue Bonds, Berkshire Retirement Community -
                 Edgecombe Project, Series 2001A, 6.750%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 29.9% (20.1% OF TOTAL INVESTMENTS)

          310   Ashland, Massachusetts, General Obligation Bonds,                     5/15 at 100.00         Aaa            331,812
                 Series 2004, 5.250%, 5/15/23 - AMBAC Insured

        1,000   Boston, Massachusetts, General Obligation Bonds,                      2/11 at 100.00         Aa1          1,042,690
                 Series 2001A, 5.000%, 2/01/20

        2,000   Brookline, Massachusetts, General Obligation Bonds,                   4/10 at 101.00         Aaa          2,122,180
                 Series 2000, 5.375%, 4/01/17

          500   East Longmeadow, Massachusetts, General Obligation Bonds,             8/11 at 101.00         Aaa            531,225
                 Series 2001, 5.000%, 8/01/14 - AMBAC Insured

          440   Fall River, Massachusetts, General Obligation Bonds,                  2/13 at 101.00         AAA            462,110
                 Series 2003, 5.000%, 2/01/21 - FSA Insured

        1,675   Lawrence, Massachusetts, General Obligation Bonds,                    2/11 at 100.00         Aaa          1,746,288
                 Series 2001, 5.000%, 2/01/21 - AMBAC Insured

          750   Massachusetts, General Obligation Bonds, Consolidated                   No Opt. Call          AA            838,515
                 Loan, Series 2002D, 5.500%, 8/01/19

          500   Norwell, Massachusetts, General Obligation Bonds, Series 2003,          No Opt. Call         AAA            538,780
                 5.000%, 11/15/20 - FGIC Insured

                Springfield, Massachusetts, General Obligation Bonds, Series 2003:
          500    5.250%, 1/15/15 - MBIA Insured                                       1/13 at 100.00         AAA            536,865
          500    5.250%, 1/15/23 - MBIA Insured                                       1/13 at 100.00         AAA            532,430

------------------------------------------------------------------------------------------------------------------------------------
        8,175   Total Tax Obligation/General                                                                              8,682,895
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 16.1% (10.8% OF TOTAL INVESTMENTS)

          395   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,            5/14 at 100.00         AAA            410,820
                 Series 2004, 5.000%, 5/01/26 - AMBAC Insured

          210   Massachusetts Bay Transportation Authority, Assessment                7/10 at 100.00         AAA            219,309
                 Bonds, Series 2000A, 5.250%, 7/01/30

          450   Massachusetts Bay Transportation Authority, Assessment                7/15 at 100.00         AAA            475,025
                 Bonds, Series 2005A, 5.000%, 7/01/18

          385   Massachusetts Bay Transportation Authority, Senior Lien                 No Opt. Call         AAA            423,693
                 Sales Tax Revenue Bonds, Series 2004C, 5.250%, 7/01/21


                                       48

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         230   Massachusetts College Building Authority, Project Revenue             5/14 at 100.00         AAA     $      240,778
                 Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

          250   Massachusetts College Building Authority, Project Revenue             5/16 at 100.00         AAA            258,788
                 Bonds, Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

          500   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA            524,985
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 -
                 FSA Insured

          230   Massachusetts, Special Obligation Dedicated Tax Revenue                 No Opt. Call         AAA            246,548
                 Bonds, Series 2005, 5.000%, 1/01/20 - FGIC Insured

        1,250   Massachusetts, Special Obligation Refunding Notes, Federal              No Opt. Call         Aaa          1,327,887
                 Highway Grant Anticipation Note Program, Series 2003A,
                 5.000%, 12/15/13 - FSA Insured

          500   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB            548,420
                 Loan Note, Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
        4,400   Total Tax Obligation/Limited                                                                              4,676,253
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.4% (4.3% OF TOTAL INVESTMENTS)

          800   Massachusetts Port Authority, Revenue Bonds, Series 2005A,            7/15 at 100.00         AAA            833,464
                 5.000%, 7/01/23 - AMBAC Insured

        1,000   Massachusetts Port Authority, Special Facilities Revenue              7/07 at 102.00         AAA          1,033,730
                 Bonds, BOSFUEL Corporation, Series 1997, 5.500%, 7/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,800   Total Transportation                                                                                      1,867,194
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 7.8% (5.2% OF TOTAL INVESTMENTS) (4)

          500   Massachusetts, General Obligation Bonds, Consolidated                 8/14 at 100.00      AA (4)            531,580
                 Loan, Series 2004B, 5.000%, 8/01/24 (Pre-refunded 8/01/14)

          750   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA            810,015
                 Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) -
                 FGIC Insured

          600   University of Massachusetts Building Authority, Senior Lien          11/13 at 100.00         AAA            653,004
                 Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18
                 (Pre-refunded 11/01/13) - AMBAC Insured

          250   University of Massachusetts Building Authority, Senior Lien          11/14 at 100.00         AAA            272,715
                 Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24
                 (Pre-refunded 11/01/14) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,100   Total U.S. Guaranteed                                                                                     2,267,314
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.8% (3.9% OF TOTAL INVESTMENTS)

        1,070   Massachusetts Development Finance Agency, Resource                    1/12 at 101.00         AAA          1,160,854
                 Recovery Revenue Bonds, SEMass System, Series 2001A,
                 5.625%, 1/01/14 - MBIA Insured

          500   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB            515,345
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,570   Total Utilities                                                                                           1,676,199
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.7% (8.5% OF TOTAL INVESTMENTS)

          530   Boston Water and Sewerage Commission, Massachusetts,                 11/14 at 100.00          AA            552,334
                 General Revenue Bonds, Senior Series 2004A,
                 5.000%, 11/01/25

          125   Guam Government Waterworks Authority, Water and                       7/15 at 100.00         Ba2            133,138
                 Wastewater System Revenue Bonds, Series 2005,
                 6.000%, 7/01/25

          500   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/15 at 100.00         AAA            491,840
                 Program Bonds, Series 11, 4.500%, 8/01/29


                                       49

                        Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         500   Massachusetts Water Pollution Abatement Trust, Revenue                8/12 at 100.00         AAA     $      533,125
                 Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

        1,405   Massachusetts Water Pollution Abatement Trust, Revenue                8/09 at 101.00         AAA          1,494,513
                 Bonds, MWRA Loan Program, Subordinate Series 1999A,
                 5.750%, 8/01/29

          250   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA            260,305
                 Bonds, Series 2005A, 5.000%, 8/01/28 - MBIA Insured

          250   Massachusetts Water Resources Authority, General Revenue              8/16 at 100.00          AA            209,645
                 Bonds, Series 2006A, 4.000%, 8/01/46

------------------------------------------------------------------------------------------------------------------------------------
        3,560   Total Water and Sewer                                                                                     3,674,900
------------------------------------------------------------------------------------------------------------------------------------
$      41,070   Total Investments (cost $42,070.384) - 149.3%                                                            43,301,644
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                        702,591
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.7)%                                                        (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   29,004,235
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.1% (10.1% OF TOTAL INVESTMENTS)

$         500   Massachusetts Development Finance Authority, Revenue Bonds,           7/13 at 101.00        Baa1     $      554,815
                 Massachusetts College of Pharmacy and Allied Health Sciences,
                 Series 2003C, 6.375%, 7/01/23

        1,250   Massachusetts Development Finance Authority, Revenue                  9/13 at 100.00          A1          1,268,888
                 Bonds, Middlesex School, Series 2003, 5.000%, 9/01/33

        2,500   Massachusetts Health and Educational Facilities Authority,            6/13 at 100.00         AA-          2,571,775
                 Revenue Bonds, Boston College, Series 2003N,
                 5.125%, 6/01/37

        1,500   Massachusetts Health and Educational Facilities Authority,           11/12 at 100.00         AAA          1,540,080
                 Revenue Bonds, Worcester State College, Series 2002,
                 5.000%, 11/01/32 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,750   Total Education and Civic Organizations                                                                   5,935,558
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.0% (6.1% OF TOTAL INVESTMENTS)

          500   Massachusetts Health and Educational Facilities Authority,            7/08 at 102.00         AAA            517,200
                 Revenue Bonds, CareGroup Inc., Series 1998A,
                 5.000%, 7/01/25 - MBIA Insured

          200   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00        BBB-            201,282
                 Revenue Bonds, Milton Hospital Project, Series 2005D,
                 5.250%, 7/01/30

        2,500   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA          2,573,825
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 - FGIC Insured

          250   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00         BBB            250,622
                 Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
        3,450   Total Health Care                                                                                         3,542,929
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 13.4% (9.0% OF TOTAL INVESTMENTS)

        1,750   Massachusetts Development Finance Authority, GNMA                    12/12 at 105.00         AAA          1,937,495
                 Collateralized Revenue Bonds, Neville Communities,
                 Series 2002A, 6.000%, 6/20/44

        2,000   Massachusetts Housing Finance Agency, Housing Bonds,                 12/12 at 100.00         AA-          2,017,040
                 Series 2003H, 5.125%, 6/01/43

        1,265   Massachusetts Housing Finance Agency, Rental Housing                  7/12 at 100.00         AAA          1,284,506
                 Mortgage Revenue Bonds, Series 2002H, 5.200%, 7/01/42 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,015   Total Housing/Multifamily                                                                                 5,239,041
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 35.1% (23.5% OF TOTAL INVESTMENTS)

        1,280   Littleton, Massachusetts, General Obligation Bonds,                   1/13 at 101.00         AAA          1,346,432
                 Series 2003, 5.000%, 1/15/21 - FGIC Insured

        1,000   Malden, Massachusetts, General Obligation Bonds,                        No Opt. Call         AAA          1,075,280
                 Series 2005, 5.000%, 8/01/16 - FGIC Insured

        3,000   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         AAA          3,306,120
                 Series 2004B, 5.250%, 8/01/21 - FSA Insured

        1,025   Maynard, Massachusetts, General Obligation Bonds,                     2/13 at 101.00         Aaa          1,118,542
                 Series 2003, 5.500%, 2/01/19 - MBIA Insured

        1,705   North Attleborough, Massachusetts, General Obligation Bonds,          7/14 at 101.00         Aaa          1,829,175
                 Series 2004, 5.000%, 7/15/15 - FGIC Insured

        1,500   Pittsfield, Massachusetts, General Obligation Bonds,                  4/12 at 101.00         AAA          1,573,155
                 Series 2002, 5.000%, 4/15/18 - MBIA Insured

        3,000   Springfield, Massachusetts, General Obligation Bonds,                 1/13 at 100.00         AAA          3,194,580
                 Series 2003, 5.250%, 1/15/22 - MBIA Insured

          300   Woburn, Massachusetts, General Obligation Bonds,                     11/15 at 100.00         Aaa            317,964
                 Series 2005, 5.000%, 11/15/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,810   Total Tax Obligation/General                                                                             13,761,248
------------------------------------------------------------------------------------------------------------------------------------


                                       51

                        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 25.3% (17.0% OF TOTAL INVESTMENTS)

$       3,000   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,            5/13 at 100.00         AAA     $    3,078,330
                 Series 2002, 5.000%, 5/01/32 - AMBAC Insured

        2,790   Massachusetts College Building Authority, Project Revenue             5/13 at 100.00         AAA          2,934,243
                 Refunding Bonds, Series 2003A, 5.250%, 5/01/22 -
                 XLCA Insured

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
        1,475    5.125%, 8/01/28 - MBIA Insured                                       2/12 at 100.00         AAA          1,529,073
        1,500    5.125%, 2/01/34 - MBIA Insured                                       2/12 at 100.00         AAA          1,536,165

          500   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA            524,985
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 -
                 FSA Insured

          300   Massachusetts, Special Obligation Dedicated Tax Revenue                 No Opt. Call         AAA            321,585
                 Bonds, Series 2005, 5.000%, 1/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,565   Total Tax Obligation/Limited                                                                              9,924,381
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 2.7% (1.7% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00         AAA          1,025,430
                 5.000%, 7/01/33 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 30.9% (20.7% OF TOTAL INVESTMENTS) (4)

        3,000   Massachusetts Bay Transportation Authority, Senior Sales              7/12 at 100.00         AAA          3,194,640
                 Tax Revenue Refunding Bonds, Series 2002A,
                 5.000%, 7/01/27 (Pre-refunded 7/01/12) - FGIC Insured

          780   Massachusetts Port Authority, Revenue Bonds, Series 1982,             7/06 at 100.00         AAA          1,040,941
                 13.000%, 7/01/13 (ETM)

        2,000   Massachusetts, General Obligation Bonds, Consolidated Loan,          11/11 at 100.00         AAA          2,112,620
                 Series 2001D, 5.000%, 11/01/20 (Pre-refunded 11/01/11) -
                 MBIA Insured

        2,145   Massachusetts, General Obligation Bonds, Consolidated Loan,           1/13 at 100.00         AAA          2,307,119
                 Series 2003A, 5.250%, 1/01/18 (Pre-refunded 1/01/13) -
                 AMBAC Insured

        1,000   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          1,080,020
                 Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) -
                 FGIC Insured

        2,140   University of Massachusetts Building Authority, Senior Lien          11/14 at 100.00         AAA          2,353,422
                 Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21
                 (Pre-refunded 11/01/14) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,065   Total U.S. Guaranteed                                                                                    12,088,762
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.4% (3.5% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          1,578,120
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

          500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA            522,765
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Utilities                                                                                           2,100,885
------------------------------------------------------------------------------------------------------------------------------------


                                       52

                        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.0% (8.1% OF TOTAL INVESTMENTS)

$       1,900   Lynn Water and Sewer Commission, Massachusetts, General              12/13 at 100.00         AAA     $    1,953,200
                 Revenue Bonds, Series 2003A, 5.000%, 12/01/32 -
                 MBIA Insured

        1,000   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA          1,098,390
                 Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

        1,000   Massachusetts Water Resources Authority, General Revenue              8/13 at 100.00         AAA          1,036,290
                 Bonds, Series 2004D, 5.000%, 8/01/24 - MBIA Insured

          125   Massachusetts Water Resources Authority, General Revenue              8/16 at 100.00          AA            104,823
                 Bonds, Series 2006A, 4.000%, 8/01/46

          495   Springfield Water and Sewerage Commission, Massachusetts,             7/14 at 100.00         AAA            523,453
                 General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,520   Total Water and Sewer                                                                                     4,716,156
------------------------------------------------------------------------------------------------------------------------------------
$      55,175   Total Long-Term Investments (cost $56,794,715) - 148.9%                                                  58,334,390
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.5% (0.3% OF TOTAL INVESTMENTS)

          200   Puerto Rico Government Development Bank, Adjustable                                          A-1            200,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 3.160%, 12/01/15 - MBIA Insured (5)

------------------------------------------------------------------------------------------------------------------------------------
$         200   Total Short-Term Investments (cost $200,000)                                                                200,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $56,994,715) - 149.4%                                                            58,534,390
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                      1,144,416
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.3)%                                                        (20,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  39,178,806
                ====================================================================================================================

         FORWARD SWAPS OUTSTANDING AT MAY 31, 2006:
                                      FIXED RATE               FLOATING RATE
                                            PAID   FIXED RATE       RECEIVED  FLOATING RATE                              UNREALIZED
                          NOTIONAL   BY THE FUND      PAYMENT    BY THE FUND        PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
         COUNTERPARTY       AMOUNT   (ANNUALIZED)   FREQUENCY       BASED ON      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
         ---------------------------------------------------------------------------------------------------------------------------
         Goldman Sachs  $  800,000         4.013%   Quarterly            BMA      Quarterly     9/14/06      9/14/26       $ 38,103
         Merrill Lynch   1,700,000         4.021    Quarterly            BMA      Quarterly     9/21/06      9/21/26         79,558
         ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $117,661
         ===========================================================================================================================

         BMA - The daily arithmetic average of the weekly BMA (Bond Market Association) Municipal Swap Index.



                    At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

             (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Missouri Premium Income Municipal Fund (NOM)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.2% (2.2% OF TOTAL INVESTMENTS)

$       1,000   Missouri Development Finance Board, Solid Waste Disposal                No Opt. Call         AA-     $    1,064,330
                 Revenue Bonds, Procter and Gamble Inc., Series 1999,
                 5.200%, 3/15/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.3% (4.3% OF TOTAL INVESTMENTS)

          625   Missouri Health and Educational Facilities Authority, Revenue         6/10 at 100.00        Baa2            664,188
                 Bonds, Maryville University of St. Louis, Series 2000,
                 6.750%, 6/15/30

          500   Missouri Health and Educational Facilities Authority, Revenue         2/08 at 101.00          A3            514,520
                 Bonds, St. Louis Priory School, Series 2000, 5.650%, 2/01/25

          365   Missouri Health and Educational Facilities Authority, Revenue         4/11 at 100.00         Aaa            389,981
                 Bonds, Webster University, Series 2001, 5.500%, 4/01/18 -
                 MBIA Insured

          500   St. Louis County Industrial Development Authority, Missouri,          6/06 at 100.00         N/R            504,300
                 Revenue Bonds, Kiel Center Multipurpose Arena, Series 1992,
                 7.875%, 12/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,990   Total Education and Civic Organizations                                                                   2,072,989
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.1% (10.3% OF TOTAL INVESTMENTS)

          750   Joplin Industrial Development Authority, Missouri, Health             2/15 at 102.00        BBB+            767,918
                 Facilities Revenue Bonds, Freeman Health System,
                 Series 2004, 5.500%, 2/15/29

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, BJC Health System, Series 2003:
        1,500    5.125%, 5/15/25                                                      5/13 at 100.00          AA          1,546,395
        1,155    5.250%, 5/15/32                                                      5/13 at 100.00          AA          1,197,354

          425   Missouri Health and Educational Facilities Authority, Revenue         8/06 at 102.00        BBB+            434,052
                 Bonds, Lake Regional Health System, Series 1996,
                 6.500%, 2/15/21

          500   Missouri Health and Educational Facilities Authority, Revenue         2/14 at 100.00        BBB+            522,050
                 Bonds, Lake Regional Health System, Series 2003,
                 5.700%, 2/15/34

          500   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA            520,730
                 Bonds, St. Luke's Health System, Series 2001,
                 5.250%, 12/01/26 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,830   Total Health Care                                                                                         4,988,499
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 7.1% (4.8% OF TOTAL INVESTMENTS)

          615   Missouri Housing Development Commission, Multifamily                 12/11 at 100.00          AA            638,376
                 Housing Revenue Bonds, Series 2001II, 5.250%, 12/01/16

          500   St. Charles County Industrial Development Authority, Missouri,        4/08 at 102.00         AAA            508,340
                 FHA-Insured Multifamily Housing Revenue Bonds, Ashwood
                 Apartments, Series 1998A, 5.600%, 4/01/30 - FSA Insured
                 (Alternative  Minimum Tax)

          545   St. Louis County Industrial Development Authority, Missouri,          4/07 at 102.00         AAA            563,159
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, South Summit Apartments, Series 1997A,
                 5.950%, 4/20/17

          600   St. Louis County Industrial Development Authority, Missouri,          4/07 at 102.00         AAA            619,716
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, South Summit Apartments, Series 1997B,
                 6.000%, 10/20/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,260   Total Housing/Multifamily                                                                                 2,329,591
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.0% (0.7% OF TOTAL INVESTMENTS)

           85   Missouri Housing Development Commission, Single Family                9/06 at 105.00         AAA             85,666
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1995C, 7.250%, 9/01/26 (Alternative Minimum Tax)

           80   Missouri Housing Development Commission, Single Family                9/06 at 105.00         AAA             80,694
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1996B, 7.550%, 9/01/27 (Alternative Minimum Tax)


                                       54

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         135   Missouri Housing Development Commission, Single Family                3/10 at 100.00         AAA     $      137,734
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2000B-1, 6.250%, 3/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          300   Total Housing/Single Family                                                                                 304,094
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 5.6% (3.8% OF TOTAL INVESTMENTS)

        1,750   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R          1,804,355
                 Revenue Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.500%, 2/01/35

           50   Lees Summit Industrial Development Authority, Missouri,               8/09 at 101.00         N/R             52,340
                 Health Facilities Revenue Bonds, John Knox Village,
                 Series 1999, 6.000%, 8/15/17

------------------------------------------------------------------------------------------------------------------------------------
        1,800   Total Long-Term Care                                                                                      1,856,695
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.4% (1.7% OF TOTAL INVESTMENTS)

          750   Sugar Creek, Missouri, Industrial Development Revenue                 6/13 at 101.00         BBB            775,328
                 Bonds, Lafarge North America Inc., Series 2003A,
                 5.650%, 6/01/37 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.7% (18.9% OF TOTAL INVESTMENTS)

          300   Branson Reorganized School District R-4, Taney County,                3/15 at 100.00         AAA            312,603
                 Missouri, General Obligation Bonds, Series 2005,
                 5.000%, 3/01/25 - FSA Insured

          500   Camdenton Reorganized School District R3, Camden County,                No Opt. Call         AAA            535,995
                 Missouri, General Obligation Bonds, Series 2005,
                 5.250%, 3/01/24 - FSA Insured

          500   Jackson County School District R-7, Lees Summit, Missouri,            3/12 at 100.00         AAA            532,900
                 General Obligation Refunding and Improvement Bonds,
                 Series 2002, 5.250%, 3/01/18 - FSA Insured

        1,630   North Kansas City School District, Missouri, General Obligation       3/13 at 100.00         AA+          1,690,033
                 Bonds, Series 2003A, 5.000%, 3/01/23

        1,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          1,121,800
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        2,020   Ritenour Consolidated School District, St. Louis County,                No Opt. Call         AAA          2,336,534
                 Missouri, General Obligation Bonds, Series 1995,
                 7.375%, 2/01/12 - FGIC Insured

          785   St. Charles County Francis Howell School District, Missouri,            No Opt. Call         AAA            823,638
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08 - FGIC Insured

        1,405   St. Louis Board of Education, Missouri, General Obligation            4/13 at 100.00         AAA          1,469,391
                 Refunding Bonds, Series 2003A, 5.000%, 4/01/19 - FSA Insured

          270   St. Louis County Pattonville School District R3, Missouri,            3/14 at 100.00         AAA            288,941
                 General Obligation Bonds, Series 2004, 5.250%, 3/01/20 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,410   Total Tax Obligation/General                                                                              9,111,835
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 35.2% (24.0% OF TOTAL INVESTMENTS)

          600   Chesterfield, Missouri, Certificates of Participation, Series 2005,  12/15 at 100.00         Aaa            624,162
                 5.000%, 12/01/24 - FGIC Insured

          530   Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs         4/14 at 100.00         N/R            530,318
                 Redevelopment Project, Series 2006, 4.500%, 4/01/21

          415   Missouri Development Finance Board, Independence,                     3/16 at 100.00          A+            419,856
                 Infrastructure Facilities Revenue Bonds, Crackerneck Creek
                 Project, Series 2006C, 5.000%, 3/01/28

          360   Missouri Development Finance Board, Infrastructure Facilities         6/15 at 100.00        BBB+            359,179
                 Revenue Bonds, Branson Landing Project, Series 2005A,
                 5.000%, 6/01/35

        2,000   Missouri Development Finance Board, Kansas City,                      4/10 at 100.00         AAA          2,128,600
                 Infrastructure Facilities Revenue Bonds, Midtown
                 Redevelopment Project, Series 2000A, 5.750%, 4/01/22 -
                 MBIA Insured

          450   Monarch-Chesterfield Levee District, St. Louis County,                3/10 at 101.00         AAA            483,512
                 Missouri, Levee District Improvement Bonds, Series 1999,
                 5.750%, 3/01/19 - MBIA Insured

        1,135   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         Aa1          1,356,507
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 -
                 AGC Insured

          600   Riverside, Missouri, L-385 Levee Redevelopment Plan Tax               5/15 at 100.00         BBB            610,872
                 Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20


                                       55

                        Nuveen Missouri Premium Income Municipal Fund (NOM) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,380   Springfield Center City Development Corporation, Missouri,           11/11 at 100.00         Aaa     $    1,433,144
                 Lease Revenue Bonds, Jordan Valley Park Parking Garage,
                 Series 2002D, 5.000%, 11/01/22 - AMBAC Insured

        2,000   Springfield Public Building Corporation, Missouri, Lease              6/10 at 100.00         AAA          2,161,200
                 Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                 6.125%, 6/01/21 - AMBAC Insured

          400   St. Joseph Industrial Development Authority, Missouri, Tax           11/14 at 100.00         N/R            396,256
                 Increment Bonds, Shoppes at North Village Project,
                 Series 2005A, 5.500%, 11/01/27
        1,000   St. Louis Municipal Finance Corporation, Missouri,                    2/12 at 100.00         Aaa          1,091,940
                 Leasehold Revenue Bonds, Carnahan Courthouse,
                 Series 2002A, 5.750%, 2/15/16 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,870   Total Tax Obligation/Limited                                                                             11,595,546
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.8% (3.3% OF TOTAL INVESTMENTS)

          500   Kansas City, Missouri, Passenger Facility Charge Revenue              4/11 at 101.00         AAA            511,435
                 Bonds, Kansas City International Airport, Series 2001,
                 5.000%, 4/01/23 - AMBAC Insured (Alternative Minimum Tax)

        1,000   St. Louis Land Clearance Redevelopment Authority, Missouri,           9/09 at 102.00         N/R          1,068,610
                 Revenue Refunding and Improvement Bonds, LCRA Parking
                 Facilities, Series 1999C, 7.000%, 9/01/19

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Transportation                                                                                      1,580,045
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 31.7% (21.6% OF TOTAL INVESTMENTS) (4)

          685   Fenton, Missouri, Tax Increment Refunding and Improvement            10/12 at 100.00     N/R (4)            769,145
                 Revenue Bonds, Gravois Bluffs Redevelopment Project,
                 Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)

          750   Howard Bend Levee District, St. Louis County, Missouri,               3/09 at 101.00     N/R (4)            797,393
                 Levee District Improvement Bonds, Series 1999,
                 5.850%, 3/01/19 (Pre-refunded 3/01/09)

        1,800   Johnson County, Missouri, Hospital Revenue Bonds, Western             6/10 at 100.00      AA (4)          1,948,302
                 Missouri Medical Center, Series 2000, 6.000%, 6/01/20
                 (Pre-refunded 6/01/10) - RAAI Insured

        2,500   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA          2,684,146
                 Bonds, SSM Healthcare System, Series 2001A,
                 5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured

        1,000   Missouri Health and Educational Facilities Authority, Revenue        12/10 at 101.00       A (4)          1,107,950
                 Bonds, St. Anthony's Medical Center, Series 2000,
                 6.250%, 12/01/30 (Pre-refunded 12/01/10)

          600   Springfield Public Utilities Board, Missouri, Certificates           12/09 at 100.00         AAA            625,686
                 of Participation, Series 2001, 5.000%, 12/01/17
                 (Pre-refunded 12/01/09) - AMBAC Insured

          750   St. Louis County Pattonville School District R3, Missouri,            3/10 at 101.00         AAA            809,730
                 General Obligation Bonds, Series 2000, 5.750%, 3/01/17
                 (Pre-refunded 3/01/10) - FGIC Insured

           80   St. Louis County Pattonville School District R3, Missouri,            3/14 at 100.00         AAA             86,780
                 General Obligation Bonds, Series 2004, 5.250%, 3/01/20
                 (Pre-refunded 3/01/14) - FSA Insured

          500   St. Louis County, Missouri, GNMA Collateralized Mortgage                No Opt. Call         AAA            540,190
                 Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative
                 Minimum Tax) (ETM)

          950   Texas County, Missouri, Hospital Revenue Bonds, Texas County          6/10 at 100.00     N/R (4)          1,066,974
                 Memorial Hospital, Series 2000, 7.250%, 6/15/25
                 (Pre-refunded 6/15/10)

------------------------------------------------------------------------------------------------------------------------------------
        9,615   Total U.S. Guaranteed                                                                                    10,436,296
------------------------------------------------------------------------------------------------------------------------------------


                                       56

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.4% (4.4% OF TOTAL INVESTMENTS)

$         640   Metropolitan St. Louis Sewerage District, Missouri, Revenue           5/14 at 100.00         AAA     $      669,549
                 Bonds, Wastewater System, Series 2004A, 5.000%, 5/01/20 -
                 MBIA Insured

        1,000   Missouri Environmental Improvement and Energy Resources               1/13 at 100.00         Aaa          1,048,870
                 Authority, Water Pollution Control and Drinking Water
                 Revenue Bonds, Series 2003B, 5.125%, 1/01/21

          350   Missouri Environmental Improvement and Energy Resources                 No Opt. Call         Aaa            400,449
                 Authority, Water Pollution Control Revenue Bonds, State
                 Revolving Fund Program - Kansas City Project, Series 1997C,
                 6.750%, 1/01/12

------------------------------------------------------------------------------------------------------------------------------------
        1,990   Total Water and Sewer                                                                                     2,118,868
------------------------------------------------------------------------------------------------------------------------------------
$      45,315   Total Investments (cost $46,039,912) - 146.5%                                                            48,234,116
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                        700,352
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.6)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  32,934,468
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                           ASSETS AND LIABILITIES May 31, 2006
                                                                     CONNECTICUT      CONNECTICUT       CONNECTICUT     CONNECTICUT
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NTC)            (NFC)             (NGK)           (NGO)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $108,984,263, $54,853,838,
   $49,540,894 and $91,571,241, respectively)                       $111,378,783      $56,550,400       $51,248,813     $92,593,103
Cash                                                                     591,273           69,221               442              --
Receivables:
   Interest                                                            1,625,485          748,695           642,779       1,301,403
   Investments sold                                                    2,088,262           65,000                --              --
Unrealized appreciation on forward swaps                                      --               --                --              --
Other assets                                                               8,780            7,712               218           4,537
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   115,692,583       57,441,028        51,892,252      93,899,043
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                --               --                --          22,554
Accrued expenses:
   Management fees                                                        62,607           18,933            14,895          25,353
   Other                                                                  34,207           15,403            15,810          20,061
Preferred share dividends payable                                         17,374            1,709             9,730           5,086
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  114,188           36,045            40,435          73,054
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                38,300,000       19,500,000        17,500,000      32,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 77,278,395      $37,904,983       $34,351,817     $61,825,989
====================================================================================================================================
Common shares outstanding                                              5,358,793        2,570,318         2,311,968       4,359,370
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      14.42      $     14.75       $     14.86     $     14.18
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     53,588      $    25,703       $    23,120     $    43,594
Paid-in surplus                                                       74,452,638       36,449,757        32,732,511      61,520,567
Undistributed (Over-distribution of) net investment income                86,674           32,924            41,113        (125,361)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                           290,975         (299,963)         (152,846)       (634,673)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                         2,394,520        1,696,562         1,707,919       1,021,862
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 77,278,395      $37,904,983       $34,351,817     $61,825,989
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                                           Unlimited        Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                            INSURED
                                                                   MASSACHUSETTS    MASSACHUSETTS     MASSACHUSETTS        MISSOURI
                                                                         PREMIUM         DIVIDEND          TAX-FREE         PREMIUM
                                                                          INCOME        ADVANTAGE         ADVANTAGE          INCOME
                                                                           (NMT)            (NMB)             (NGX)           (NOM)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $98,795,172, $42,070,384,
   $56,994,715 and $46,039,912, respectively)                       $101,336,221      $43,301,644       $58,534,390     $48,234,116
Cash                                                                          --           15,780            94,818              --
Receivables:
   Interest                                                            1,534,545          707,763           907,434         799,751
   Investments sold                                                      130,000               --            65,000              --
Unrealized appreciation on forward swaps                                      --               --           117,661              --
Other assets                                                               6,763            7,666             6,104           2,823
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   103,007,529       44,032,853        59,725,407      49,036,690
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                           128,000               --                --          50,194
Accrued expenses:
   Management fees                                                        55,645           14,495            16,131          26,499
   Other                                                                  30,731           12,726            17,104          17,904
Preferred share dividends payable                                         16,658            1,397            13,366           7,625
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  231,034           28,618            46,601         102,222
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                34,000,000       15,000,000        20,500,000      16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 68,776,495      $29,004,235       $39,178,806     $32,934,468
====================================================================================================================================
Common shares outstanding                                              4,760,114        1,955,226         2,722,095       2,286,457
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      14.45      $     14.83       $     14.39     $     14.40
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     47,601      $    19,552       $    27,221     $    22,865
Paid-in surplus                                                       66,096,236       27,681,006        38,358,609      30,619,659
Undistributed (Over-distribution of) net investment income                62,905           78,410          (143,695)         92,688
Accumulated net realized gain (loss) from investments
   and derivative transactions                                            28,704           (5,993)         (720,665)          5,052
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                         2,541,049        1,231,260         1,657,336       2,194,204
====================================================================================================================================
Net assets applicable to Common shares                              $ 68,776,495      $29,004,235       $39,178,806     $32,934,468
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                                           Unlimited        Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended May 31, 2006
                                                                     CONNECTICUT      CONNECTICUT       CONNECTICUT     CONNECTICUT
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NTC)            (NFC)             (NGK)           (NGO)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $ 5,483,868      $ 2,701,331       $ 2,392,659     $ 4,127,694
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          752,576          372,117           337,085         608,185
Preferred shares -- auction fees                                          95,859           48,806            43,800          80,123
Preferred shares -- dividend disbursing agent fees                        10,000           10,000            10,000          10,000
Shareholders' servicing agent fees and expenses                           14,523            1,849             1,599           1,683
Custodian's fees and expenses                                             37,538           20,229            18,634          26,883
Trustees' fees and expenses                                                2,448            1,255             1,178           2,034
Professional fees                                                         13,337           11,296            11,023          13,416
Shareholders' reports -- printing and mailing expenses                    22,854           12,201            11,323          16,201
Stock exchange listing fees                                               10,218              218               197             370
Investor relations expense                                                14,885            8,444             7,958          13,673
Other expenses                                                            14,014           10,979            11,632          12,413
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     988,252          497,394           454,429         784,981
   Custodian fee credit                                                  (15,067)          (7,877)           (4,442)        (14,612)
   Expense reimbursement                                                      --         (165,065)         (158,120)       (304,308)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             973,185          324,452           291,867         466,061
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  4,510,683        2,376,879         2,100,792       3,661,633
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                              1,038,893          162,050           168,414         142,433
Net realized gain (loss) from forward swaps                                   --          (31,610)          (54,360)       (181,623)
Change in net unrealized appreciation (depreciation) of investments   (3,933,261)      (1,588,460)       (1,580,479)     (2,545,916)
Change in net unrealized appreciation (depreciation) of forward swaps         --           33,381            74,208         233,665
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                               (2,894,368)      (1,424,639)       (1,392,217)     (2,351,441)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                              (768,349)        (435,046)         (388,712)       (798,637)
From accumulated net realized gains                                     (136,473)              --           (21,427)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                         (904,822)        (435,046)         (410,139)       (798,637)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $    711,493      $   517,194       $   298,436     $   511,555
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                            INSURED
                                                                   MASSACHUSETTS    MASSACHUSETTS     MASSACHUSETTS        MISSOURI
                                                                         PREMIUM         DIVIDEND          TAX-FREE         PREMIUM
                                                                          INCOME        ADVANTAGE         ADVANTAGE          INCOME
                                                                           (NMT)            (NMB)             (NGX)           (NOM)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $ 5,072,079      $ 2,105,423       $ 2,770,863     $ 2,510,757
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          665,696          286,187           385,926         316,781
Preferred shares -- auction fees                                          85,097           37,543            51,309          40,046
Preferred shares -- dividend disbursing agent fees                        10,000           10,000            10,000          10,000
Shareholders' servicing agent fees and expenses                            8,248              891               471           5,305
Custodian's fees and expenses                                             33,267           17,402            21,283          16,928
Trustees' fees and expenses                                                2,148              984             1,263           1,010
Professional fees                                                         12,919           10,551            11,668          10,807
Shareholders' reports -- printing and mailing expenses                    21,169            9,119            12,527          11,181
Stock exchange listing fees                                               10,214              166               231             193
Investor relations expense                                                15,075            7,051             9,602           7,813
Other expenses                                                            13,646            2,800            11,032          11,344
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     877,479          382,694           515,312         431,408
   Custodian fee credit                                                  (10,330)          (7,849)           (7,500)         (5,719)
   Expense reimbursement                                                      --         (126,980)         (193,100)             --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             867,149          247,865           314,712         425,689
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  4,204,930        1,857,558         2,456,151       2,085,068
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                555,694          339,371           143,049          65,625
Net realized gain (loss) from forward swaps                                   --          (71,318)         (256,863)             --
Change in net unrealized appreciation (depreciation) of investments   (2,946,941)      (1,392,484)       (1,806,995)     (1,267,962)
Change in net unrealized appreciation (depreciation) of forward swaps         --           70,423           477,230              --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                               (2,391,247)      (1,054,008)       (1,443,579)     (1,202,337)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                              (838,696)        (323,165)         (544,231)       (388,654)
From accumulated net realized gains                                      (21,978)         (37,056)               --         (26,592)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                         (860,674)        (360,221)         (544,231)       (415,246)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                   $   953,009      $   443,329       $   468,341     $   467,485
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                           CONNECTICUT                         CONNECTICUT                       CONNECTICUT
                                       PREMIUM INCOME (NTC)             DIVIDEND ADVANTAGE (NFC)          DIVIDEND ADVANTAGE 2 (NGK)
                                  ----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      5/31/06          5/31/05           5/31/06           5/31/05          5/31/06         5/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 4,510,683      $ 4,674,454       $ 2,376,879       $ 2,424,250      $ 2,100,792     $ 2,132,536
Net realized gain (loss)
   from investments                 1,038,893          695,966           162,050           201,225          168,414         165,154
Net realized gain (loss) from
   forward swaps                           --               --           (31,610)         (178,890)         (54,360)       (182,494)
Change in net unrealized
   appreciation (depreciation)
   of investments                  (3,933,261)       3,288,927        (1,588,460)        2,203,567       (1,580,479)      1,771,598
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                        --               --            33,381           (33,381)          74,208         (74,208)
Distributions to
   Preferred Shareholders:
   From net investment income        (768,349)        (466,107)         (435,046)         (217,938)        (388,712)       (197,732)
   From accumulated net
      realized gains                 (136,473)          (2,895)               --                --          (21,427)         (6,485)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                    711,493        8,190,345           517,194         4,398,833          298,436       3,608,369
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (3,998,729)      (4,656,228)       (2,175,963)       (2,266,762)      (1,906,258)     (2,016,610)
From accumulated net
   realized gains                  (1,198,895)        (60,815)                --                 --         (191,089)      (151,747)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (5,197,624)      (4,717,043)       (2,175,963)       (2,266,762)      (2,097,347)     (2,168,357)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions      235,372          330,723            99,657            94,487           45,455          18,782
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions    235,372          330,723            99,657            94,487           45,455          18,782
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     (4,250,759)       3,804,025        (1,559,112)        2,226,558       (1,753,456)      1,458,794
Net assets applicable to Common
   shares at the beginning
   of year                         81,529,154       77,725,129        39,464,095        37,237,537       36,105,273      34,646,479
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $77,278,395      $81,529,154       $37,904,983       $39,464,095      $34,351,817     $36,105,273
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                    $    86,674      $   343,604       $    32,924       $   267,054      $    41,113     $   235,291
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                          CONNECTICUT                   MASSACHUSETTS PREMIUM                  MASSACHUSETTS
                                   DIVIDEND ADVANTAGE 3 (NGO)                 INCOME (NMT)                DIVIDEND ADVANTAGE (NMB)
                                  ----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      5/31/06          5/31/05           5/31/06           5/31/05          5/31/06         5/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 3,661,633      $ 3,727,307       $ 4,204,930       $ 4,327,814      $ 1,857,558     $ 1,891,521
Net realized gain (loss)
   from investments                   142,433          189,726           555,694           796,541          339,371         235,780
Net realized gain (loss) from
   forward swaps                     (181,623)        (508,058)               --                --          (71,318)             --
Change in net unrealized
   appreciation (depreciation)
   of investments                  (2,545,916)       4,159,129        (2,946,941)        3,016,551       (1,392,484)      1,711,138
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                   233,665         (233,665)               --                --           70,423         (70,423)
Distributions to
   Preferred Shareholders:
   From net investment income        (798,637)        (418,929)         (838,696)         (388,132)        (323,165)       (154,728)
   From accumulated net realized gains     --               --           (21,978)               --          (37,056)         (7,909)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                    511,555        6,915,510           953,009         7,752,774          443,329       3,605,379
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (3,135,629)      (3,392,359)       (3,856,188)       (4,185,695)      (1,664,118)     (1,800,825)
From accumulated net realized gains        --               --          (211,089)               --         (379,860)       (224,126)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (3,135,629)      (3,392,359)       (4,067,277)       (4,185,695)      (2,043,978)     (2,024,951)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions      125,585           27,499           243,110           274,885           65,523          55,345
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions    125,585           27,499           243,110           274,885           65,523          55,345
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares     (2,498,489)       3,550,650        (2,871,158)        3,841,964       (1,535,126)      1,635,773
Net assets applicable to
   Common shares at the
   beginning of year               64,324,478       60,773,828        71,647,653        67,805,689       30,539,361      28,903,588
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $61,825,989      $64,324,478       $68,776,495       $71,647,653      $29,004,235     $30,539,361
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                    $  (125,361)     $   149,196       $    62,905       $   569,821      $    78,410     $   208,135
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                         INSURED MASSACHUSETTS               MISSOURI PREMIUM
                                                                        TAX-FREE ADVANTAGE (NGX)                INCOME (NOM)
                                                                     -----------------------------      ----------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         5/31/06           5/31/05          5/31/06         5/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 2,456,151       $ 2,499,796      $ 2,085,068     $ 2,115,551
Net realized gain (loss) from investments                                143,049           (22,105)          65,625         250,201
Net realized gain (loss) from
   forward swaps                                                        (256,863)         (568,647)              --              --
Change in net unrealized appreciation
   (depreciation) of investments                                      (1,806,995)        3,400,879       (1,267,962)      1,460,500
Change in net unrealized appreciation
   (depreciation) of forward swaps                                       477,230          (359,569)              --              --
Distributions to Preferred Shareholders:
   From net investment income                                           (544,231)         (256,987)        (388,654)       (211,843)
   From accumulated net realized gains                                        --                --          (26,592)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                       468,341         4,693,367          467,485       3,614,409
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (1,943,091)       (2,282,215)      (1,919,195)     (1,988,388)
From accumulated net realized gains                                           --                --         (220,543)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (1,943,091)       (2,282,215)      (2,139,738)     (1,988,388)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                          42,322            79,000          387,418         362,566
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                                        42,322            79,000          387,418         362,566
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (1,432,428)        2,490,152       (1,284,835)      1,988,587
Net assets applicable to Common
   shares at the beginning of year                                    40,611,234        38,121,082       34,219,303      32,230,716
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $39,178,806       $40,611,234      $32,934,468     $34,219,303
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                       $  (143,695)      $  (112,524)     $    92,688     $   315,546
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund
(NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or derivative investment, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2006, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                                                   CONNECTICUT  CONNECTICUT        CONNECTICUT  CONNECTICUT
                                                       PREMIUM     DIVIDEND           DIVIDEND     DIVIDEND
                                                        INCOME    ADVANTAGE        ADVANTAGE 2  ADVANTAGE 3
                                                         (NTC)        (NFC)              (NGK)        (NGO)
-----------------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                                 --          780                 --           --
   Series W                                                 --           --                700           --
   Series TH                                             1,532           --                 --           --
   Series F                                                 --           --                 --        1,280
===========================================================================================================
                                                                                       INSURED
                                                 MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                                                       PREMIUM        DIVIDEND        TAX-FREE      PREMIUM
                                                        INCOME       ADVANTAGE       ADVANTAGE       INCOME
                                                         (NMT)           (NMB)           (NGX)        (NOM)
-----------------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                                 --             600              --           --
   Series W                                                 --              --             820           --
   Series TH                                             1,360              --              --          640
   Series F                                                 --              --              --           --
===========================================================================================================

Insurance
Insured Massachusetts Tax-Free Advantage (NGX) invests at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. The Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or
(ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund includes value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Forward Swap Transactions
The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                     CONNECTICUT          CONNECTICUT DIVIDEND      CONNECTICUT DIVIDEND
                                 PREMIUM INCOME (NTC)        ADVANTAGE (NFC)          ADVANTAGE 2 (NGK)
                               -----------------------   ----------------------   -----------------------
                               YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                  5/31/06      5/31/05      5/31/06     5/31/05      5/31/06      5/31/05
---------------------------------------------------------------------------------------------------------
Common shares issued
  to shareholders
  due to reinvestment of
  distributions                    14,913       21,189        6,035       6,069        2,780        1,180
=========================================================================================================
                                CONNECTICUT DIVIDEND         MASSACHUSETTS         MASSACHUSETTS DIVIDEND
                                   ADVANTAGE 3 (NGO)       PREMIUM INCOME (NMT)       ADVANTAGE (NMB)
                               -----------------------   ----------------------   -----------------------
                               YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                  5/31/06      5/31/05      5/31/06     5/31/05      5/31/06      5/31/05
---------------------------------------------------------------------------------------------------------
Common shares issued
  to shareholders
  due to reinvestment of
  distributions                     8,575        1,940       15,179      17,594        3,933        3,397
=========================================================================================================
                                                                  INSURED
                                                          MASSACHUSETTS TAX-FREE          MISSOURI
                                                              ADVANTAGE (NGX)       PREMIUM INCOME (NOM)
                                                         ----------------------   -----------------------
                                                         YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            5/31/06     5/31/05      5/31/06      5/31/05
---------------------------------------------------------------------------------------------------------
Common shares issued
  to shareholders
  due to reinvestment of
  distributions                                               2,688       5,040       22,403       21,455
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2006, were as follows:

                                                        CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                                                            PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                                                             INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                                                              (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------------------------------------
Purchases                                               $18,262,905     $8,122,762     $5,652,198   $9,135,386
Sales and maturities                                     20,704,463      7,942,317      5,952,731    8,846,131
==============================================================================================================
                                                                                          INSURED
                                                      MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                            PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                             INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                                              (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------------------------------------
Purchases                                               $13,879,352     $5,777,803     $2,956,796   $4,621,091
Sales and maturities                                     14,018,219      6,201,602      3,328,897    4,706,986
==============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2006, the cost of investments was as follows:

                                                        CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                                                            PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                                                             INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                                                              (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------------------------------------
Cost of investments                                    $108,964,463    $54,885,503    $49,675,347  $91,686,559
==============================================================================================================
                                                                                          INSURED
                                                      MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                            PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                             INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                                              (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------------------------------------
Cost of investments                                     $98,731,960    $42,055,867    $57,146,802  $46,027,469
==============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2006, were as follows:

                                                        CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                                                            PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                                                             INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                                                              (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $3,056,738     $1,914,803     $1,941,207   $1,510,829
   Depreciation                                            (642,418)      (249,906)      (367,741)    (604,285)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investments                          $2,414,320     $1,664,897     $1,573,466     $906,544
==============================================================================================================
                                                                                          INSURED
                                                      MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                            PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                             INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                                              (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $3,048,537     $1,410,739     $1,682,630   $2,305,925
   Depreciation                                            (444,276)      (164,962)      (295,042)     (99,278)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                         $2,604,261     $1,245,777     $1,387,588   $2,206,647
==============================================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2006, were as follows:

                                                        CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                                                            PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                                                             INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                                                              (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                       $392,378       $176,495       $185,335     $113,672
Undistributed net ordinary income **                             --             --          2,020           --
Undistributed net long-term capital gains                   290,974             --             --           --
==============================================================================================================
                                                                                          INSURED
                                                      MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                            PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                             INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                                              (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                       $302,954       $191,271        $20,692     $239,921
Undistributed net ordinary income **                         15,666             --             --            7
Undistributed net long-term capital gains                    28,705             --             --        5,045
==============================================================================================================

 * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2006, paid on June 1, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2006 and May 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                        CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                                                            PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                                                             INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
2006                                                          (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $4,827,926     $2,623,472     $2,298,314   $3,958,800
Distributions from net ordinary income **                       775             --         27,100           --
Distributions from net long-term capital gains ***        1,335,368             --        185,416           --
==============================================================================================================
                                                                                          INSURED
                                                      MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                            PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                             INCOME      ADVANTAGE      ADVANTAGE       INCOME
2006                                                          (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $4,681,999     $2,003,840     $2,512,850   $2,310,010
Distributions from net ordinary income **                    37,794             --             --        8,293
Distributions from net long-term capital gains ***          233,067        409,848             --      247,249
==============================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



                                                        CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                                                            PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                                                             INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
2005                                                          (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $5,128,525     $2,489,695     $2,217,152   $3,816,540
Distributions from net ordinary income **                        --             --          1,368           --
Distributions from net long-term capital gains               63,711             --        158,232           --
==============================================================================================================
                                                                                          INSURED
                                                      MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                            PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                             INCOME      ADVANTAGE      ADVANTAGE       INCOME
2005                                                          (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $4,526,406     $1,952,384     $2,546,211   $2,195,758
Distributions from net ordinary income **                    53,097          5,522             --           --
Distributions from net long-term capital gains                   --        232,035             --           --
==============================================================================================================

 ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2006.

At May 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                         INSURED
                                     CONNECTICUT    CONNECTICUT    MASSACHUSETTS
                                        DIVIDEND       DIVIDEND         TAX-FREE
                                       ADVANTAGE    ADVANTAGE 3        ADVANTAGE
                                           (NFC)          (NGO)            (NGX)
--------------------------------------------------------------------------------
Expiration year:
   2011                                 $     --       $ 69,710         $     --
   2012                                  201,750        106,107           16,123
   2013                                       --         79,696          125,264
   2014                                       --        111,331          427,135
--------------------------------------------------------------------------------
Total                                   $201,750       $366,844         $568,522
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2005 through May 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses are treated as having arisen on the first day of the following tax year.

                                                      CONNECTICUT    CONNECTICUT
                                                         DIVIDEND       DIVIDEND
                                                        ADVANTAGE    ADVANTAGE 3
                                                            (NFC)          (NGO)
--------------------------------------------------------------------------------
                                                          $33,623       $131,436
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen") and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                CONNECTICUT PREMIUM INCOME (NTC)
AVERAGE DAILY NET ASSETS                      MASSACHUSETTS PREMIUM INCOME (NMT)
(INCLUDING NET ASSETS                              MISSOURI PREMIUM INCOME (NOM)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                            CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                          CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
                                          CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
AVERAGE DAILY NET ASSETS                  MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
(INCLUDING NET ASSETS             INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2006, the complex-level fee rate was .1886%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Notes to
    FINANCIAL STATEMENTS (continued)



The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of their Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
JANUARY 31,                                      JANUARY 31,
--------------------------------------------------------------------------------
2001*                     .30%                   2007                       .25%
2002                      .30                    2008                       .20
2003                      .30                    2009                       .15
2004                      .30                    2010                       .10
2005                      .30                    2011                       .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2002*                     .30%                   2008                       .25%
2003                      .30                    2009                       .20
2004                      .30                    2010                       .15
2005                      .30                    2011                       .10
2006                      .30                    2012                       .05
2007                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
SEPTEMBER 30,                                    SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                     .32%                   2007                       .32%
2003                      .32                    2008                       .24
2004                      .32                    2009                       .16
2005                      .32                    2010                       .08
2006                      .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage's (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                     .32%                   2007                       .32%
2003                      .32                    2008                       .24
2004                      .32                    2009                       .16
2005                      .32                    2010                       .08
2006                      .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage
(NGX) for any portion of its fees and expenses beyond November 30, 2010.

6. SUBSEQUENT EVENTS -- DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 3, 2006, to shareholders of record on June 15, 2006, as follows:

                        CONNECTICUT     CONNECTICUT     CONNECTICUT  CONNECTICUT
                            PREMIUM        DIVIDEND        DIVIDEND     DIVIDEND
                             INCOME       ADVANTAGE     ADVANTAGE 2  ADVANTAGE 3
                              (NTC)           (NFC)           (NGK)        (NGO)
--------------------------------------------------------------------------------
Dividend per share           $.0545          $.0635          $.0635       $.0540
================================================================================

                                                            INSURED
                      MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                            PREMIUM        DIVIDEND        TAX-FREE      PREMIUM
                             INCOME       ADVANTAGE       ADVANTAGE       INCOME
                              (NMT)           (NMB)           (NGX)        (NOM)
--------------------------------------------------------------------------------
Dividend per share           $.0590          $.0650          $.0510       $.0630
================================================================================

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                  Less Distributions
                                -----------------------------------------------------------------  ---------------------------------
                                                           Distributions   Distributions
                                                                from Net            from             From Net
                   Beginning                                  Investment         Capital           Investment     Capital
                      Common                        Net        Income to        Gains to            Income to    Gains to
                       Share           Net    Preferred        Preferred       Preferred               Common      Common
                   Net Asset    Investment   Unrealized           Share-          Share-               Share-      Share-
                       Value        Income   Gain (Loss)         holders+        holders+   Total     holders     holders     Total
====================================================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                  $15.26         $ .84       $ (.54)           $(.14)          $(.03)    $ .13      $(.75)      $(.22)    $(.97)
2005                   14.60           .88          .75             (.09)             --      1.54       (.87)       (.01)     (.88)
2004                   15.56           .93         (.96)            (.05)             --     (.08)       (.88)         --      (.88)
2003                   14.46           .98         1.07             (.07)             --     1.98        (.88)         --      (.88)
2002                   14.20          1.00          .20             (.10)             --     1.10        (.84)         --      (.84)

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------------------------

Year Ended 5/31:
2006                   15.39           .93         (.55)            (.17)             --      .21        (.85)         --      (.85)
2005                   14.56           .95          .86             (.09)             --     1.72        (.89)         --      (.89)
2004                   15.53           .97        (1.00)            (.05)             --     (.08)       (.89)         --      (.89)
2003                   14.24          1.00         1.19             (.07)             --     2.12        (.84)         --      (.84)
2002                   13.88          1.00          .31             (.11)             --     1.20        (.84)         --      (.84)

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   15.64           .91         (.60)            (.17)           (.01)     .13        (.83)       (.08)     (.91)
2005                   15.01           .92          .74             (.09)             --     1.57        (.87)       (.07)     (.94)
2004                   16.23           .96        (1.13)            (.04)           (.01)    (.22)       (.87)       (.12)     (.99)
2003                   14.48           .98         1.74             (.07)           (.01)    2.64        (.83)       (.06)     (.89)
2002(a)                14.33           .08          .30                --             --      .38        (.07)         --      (.07)

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   14.78           .84         (.54)            (.18)             --      .12        (.72)         --      (.72)
2005                   13.97           .86          .83             (.10)             --     1.59        (.78)         --      (.78)
2004                   15.06           .88        (1.14)            (.05)             --     (.31)       (.78)         --      (.78)
2003(b)                14.33           .51          .93             (.04)             --     1.40        (.46)         --      (.46)
====================================================================================================================================
                                                                               Total Returns
                                                                          ----------------------
                                                                                         Based
                               Offering                                                     on
                              Costs and        Ending                                   Common
                              Preferred        Common                      Based         Share
                                  Share         Share        Ending           on           Net
                           Underwriting     Net Asset        Market       Market         Asset
                              Discounts         Value         Value        Value**       Value**
================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                               $ --        $14.42        $13.95        (6.00)%         .88%
2005                                 --         15.26         15.81        15.61         10.82
2004                                 --         14.60         14.47       (10.80)         (.51)
2003                                 --         15.56         17.14        12.63         14.08
2002                                 --         14.46         16.05         5.01          7.87

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------

Year Ended 5/31:
2006                                 --         14.75         16.26         8.79          1.38
2005                                 --         15.39         15.73        17.89         12.06
2004                                 --         14.56         14.12        (8.64)         (.56)
2003                                .01         15.53         16.35         9.19         15.38
2002                                 --         14.24         15.79         8.61          8.81

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                 --         14.86         16.60         9.78           .84
2005                                 --         15.64         15.98        19.92         10.70
2004                               (.01)        15.01         14.14        (4.65)        (1.48)
2003                                 --         16.23         15.80        11.16         18.77
2002(a)                            (.16)        14.48         15.05          .79          1.53

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                 --         14.18         14.09         1.84           .83
2005                                 --         14.78         14.54        18.17         11.60
2004                                 --         13.97         13.00        (8.92)        (2.08)
2003(b)                            (.21)        15.06         15.09         3.71          8.46
================================================================================================
                                                               Ratios/Supplemental Data
                            ---------------------------------------------------------------------------------------------
                                                Before Credit/Reimbursement    After Credit/Reimbursement***
                                              -----------------------------   ------------------------------
                                                             Ratio of Net                     Ratio of Net
                                                Ratio of       Investment       Ratio of        Investment
                                 Ending         Expenses        Income to       Expenses         Income to
                                    Net       to Average          Average     to Average           Average
                                 Assets       Net Assets       Net Assets     Net Assets        Net Assets
                             Applicable       Applicable       Applicable     Applicable        Applicable     Portfolio
                              to Common        to Common        to Common      to Common         to Common      Turnover
                            Shares (000)          Shares++         Shares++       Shares++          Shares++        Rate
=========================================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                            $77,278             1.25%            5.66%          1.23%             5.68%           16%
2005                             81,529             1.24             5.81           1.24              5.82            12
2004                             77,725             1.23             6.16           1.23              6.16            15
2003                             82,492             1.27             6.57           1.26              6.58            23
2002                             76,327             1.34             6.90           1.34              6.91            12

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
-------------------------------------------------------------------------------------------------------------------------

Year Ended 5/31:
2006                             37,905             1.29             5.70            .84              6.14            14
2005                             39,464             1.29             5.81            .83              6.27             9
2004                             37,238             1.26             5.97            .80              6.44             4
2003                             39,625             1.27             6.29            .81              6.76             7
2002                             36,233             1.38             6.56            .88              7.06            20

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                             34,352             1.29             5.51            .83              5.97            11
2005                             36,105             1.28             5.52            .82              5.98            12
2004                             34,646             1.25             5.73            .80              6.18            10
2003                             37,441             1.31             5.94            .82              6.43            13
2002(a)                          33,408             1.06*            2.90*           .73*             3.23*           --

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                             61,826             1.24             5.30            .74              5.80             9
2005                             64,324             1.24             5.40            .76              5.89             9
2004                             60,774             1.24             5.58            .74              6.08            14
2003(b)                          65,324             1.19*            4.72*           .71*             5.20*           18
=========================================================================================================================
                                 Preferred Shares at End of Period
                              ---------------------------------------
                                Aggregate    Liquidation
                                   Amount     and Market        Asset
                              Outstanding          Value     Coverage
                                     (000)     Per Share    Per Share
======================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
----------------------------------------------------------------------
Year Ended 5/31:
2006                              $38,300        $25,000      $75,443
2005                               38,300         25,000       78,217
2004                               38,300         25,000       75,734
2003                               38,300         25,000       78,846
2002                               38,300         25,000       74,822

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
----------------------------------------------------------------------

Year Ended 5/31:
2006                               19,500         25,000       73,596
2005                               19,500         25,000       75,595
2004                               19,500         25,000       72,740
2003                               19,500         25,000       75,801
2002                               19,500         25,000       71,453

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
----------------------------------------------------------------------
Year Ended 5/31:
2006                               17,500         25,000       74,074
2005                               17,500         25,000       76,579
2004                               17,500         25,000       74,495
2003                               17,500         25,000       78,487
2002(a)                            17,500         25,000       72,726

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
----------------------------------------------------------------------
Year Ended 5/31:
2006                               32,000         25,000       73,302
2005                               32,000         25,000       75,253
2004                               32,000         25,000       72,480
2003(b)                            32,000         25,000       76,034
======================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 25, 2002 (commencement of operations) through May 31, 2002.
(b) For the period September 26, 2002 (commencement of operations) through May 31, 2003.

                                 See accompanying notes to financial statements.


                                  74-75 spread

                               FINANCIAL HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                  Less Distributions
                                -----------------------------------------------------------------  ---------------------------------
                                                           Distributions   Distributions
                                                                from Net            from             From Net
                   Beginning                                  Investment         Capital           Investment     Capital
                      Common                        Net        Income to        Gains to            Income to    Gains to
                       Share           Net    Preferred        Preferred       Preferred               Common      Common
                   Net Asset    Investment   Unrealized           Share-          Share-               Share-      Share-
                       Value        Income   Gain (Loss)         holders+        holders+   Total     holders     holders     Total
====================================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                  $15.10         $ .88       $ (.50)           $(.18)           $ --    $ .20       $(.81)      $(.04)   $ (.85)
2005                   14.34           .91          .81             (.08)             --     1.64        (.88)         --      (.88)
2004                   15.30           .94         (.97)            (.05)             --     (.08)       (.88)         --      (.88)
2003                   14.48           .98          .78             (.07)             --     1.69        (.87)         --      (.87)
2002                   14.26          1.03          .13             (.11)             --     1.05        (.83)         --      (.83)

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   15.65           .95         (.54)            (.17)           (.02)     .22        (.85)       (.19)    (1.04)
2005                   14.84           .97          .95             (.08)             --     1.84        (.92)       (.11)    (1.03)
2004                   16.00          1.00        (1.11)            (.04)           (.01)    (.16)       (.92)       (.08)    (1.00)
2003                   14.16          1.04         1.74             (.07)             --     2.71        (.88)         --      (.88)
2002                   13.88          1.03          .25             (.12)             --     1.16        (.88)         --      (.88)

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   14.93           .90         (.53)            (.20)             --      .17        (.71)         --      (.71)
2005                   14.04           .92          .90             (.09)             --     1.73        (.84)         --      (.84)
2004                   15.25           .94        (1.22)            (.06)             --     (.34)       (.86)       (.01)     (.87)
2003(a)                14.33           .35         1.21             (.03)             --     1.53        (.37)         --      (.37)

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   15.11           .92         (.51)            (.17)           (.01)     .23        (.84)       (.10)     (.94)
2005                   14.37           .94          .77             (.09)             --     1.62        (.88)         --      (.88)
2004                   15.40           .96        (1.05)            (.06)             --     (.15)       (.88)         --      (.88)
2003                   14.35           .97         1.02             (.07)             --     1.92        (.87)         --      (.87)
2002                   13.97          1.01          .31             (.13)             --     1.19        (.81)         --      (.81)
====================================================================================================================================
                                                                              Total Returns
                                                                         ----------------------
                                                                                        Based
                              Offering                                                     on
                             Costs and        Ending                                   Common
                             Preferred        Common                      Based         Share
                                 Share         Share        Ending           on           Net
                          Underwriting     Net Asset        Market       Market         Asset
                             Discounts         Value         Value        Value**       Value**
===============================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                              $ --        $14.45        $14.35        (6.14)%        1.41%
2005                                --         15.10         16.14        18.97         11.74
2004                                --         14.34         14.35        (9.51)         (.51)
2003                                --         15.30         16.80        12.98         12.02
2002                                --         14.48         15.70         8.04          7.51

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                --         14.83         15.53        (5.23)         1.49
2005                                --         15.65         17.45        24.96         12.76
2004                                --         14.84         14.88        (3.74)        (1.03)
2003                               .01         16.00         16.45         8.76         19.74
2002                                --         14.16         15.95        14.15          8.46

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                --         14.39         13.43       (11.62)         1.20
2005                                --         14.93         15.94        20.95         12.62
2004                                --         14.04         13.90        (6.83)        (2.18)
2003(a)                           (.24)        15.25         15.78         7.69          9.07

MISSOURI PREMIUM
INCOME (NOM)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                --         14.40         16.35        (3.53)         1.57
2005                                --         15.11         17.90        24.38         11.54
2004                                --         14.37         15.15        (5.35)        (1.00)
2003                                --         15.40         16.87        15.39         13.75
2002                                --         14.35         15.41        14.11          8.65
===============================================================================================
                                                                 Ratios/Supplemental Data
                              ---------------------------------------------------------------------------------------------
                                                  Before Credit/Reimbursement    After Credit/Reimbursement***
                                                -----------------------------   ------------------------------
                                                               Ratio of Net                     Ratio of Net
                                                  Ratio of       Investment       Ratio of        Investment
                                   Ending         Expenses        Income to       Expenses         Income to
                                      Net       to Average          Average     to Average           Average
                                   Assets       Net Assets       Net Assets     Net Assets        Net Assets
                               Applicable       Applicable       Applicable     Applicable        Applicable     Portfolio
                                to Common        to Common        to Common      to Common         to Common      Turnover
                              Shares (000)          Shares++         Shares++       Shares++          Shares++        Rate
===========================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                              $68,776             1.25%            5.98%          1.24%             6.00%           13%
2005                               71,648             1.24             6.15           1.24              6.16            18
2004                               67,806             1.24             6.37           1.23              6.38            22
2003                               72,003             1.28             6.61           1.27              6.63            18
2002                               67,856             1.31             7.11           1.30              7.12            13

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                               29,004             1.29             5.79            .83              6.24            13
2005                               30,539             1.31             5.83            .86              6.28            12
2004                               28,904             1.27             6.05            .81              6.51            26
2003                               31,134             1.29             6.49            .83              6.95             8
2002                               27,519             1.47             6.70            .94              7.24             9

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                               39,179             1.29             5.66            .79              6.16             5
2005                               40,611             1.27             5.83            .79              6.31             2
2004                               38,121             1.28             5.94            .75              6.46            97
2003(a)                            41,297             1.14*            4.17*           .68*             4.64*           19

MISSOURI PREMIUM
INCOME (NOM)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                               32,934             1.29             6.20           1.27              6.22             9
2005                               34,219             1.29             6.29           1.28              6.30            17
2004                               32,231             1.27             6.44           1.26              6.45            24
2003                               34,228             1.34             6.56           1.32              6.58            15
2002                               31,619             1.38             7.08           1.36              7.10             8
===========================================================================================================================
                                  Preferred Shares at End of Period
                                ---------------------------------------
                                  Aggregate    Liquidation
                                     Amount     and Market        Asset
                                Outstanding          Value     Coverage
                                       (000)     Per Share    Per Share
========================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
------------------------------------------------------------------------
Year Ended 5/31:
2006                                $34,000        $25,000      $75,571
2005                                 34,000         25,000       77,682
2004                                 34,000         25,000       74,857
2003                                 34,000         25,000       77,943
2002                                 34,000         25,000       74,894

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
------------------------------------------------------------------------
Year Ended 5/31:
2006                                 15,000         25,000       73,340
2005                                 15,000         25,000       75,899
2004                                 15,000         25,000       73,173
2003                                 15,000         25,000       76,891
2002                                 15,000         25,000       70,865

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------
Year Ended 5/31:
2006                                 20,500         25,000       72,779
2005                                 20,500         25,000       74,526
2004                                 20,500         25,000       71,489
2003(a)                              20,500         25,000       75,362

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------
Year Ended 5/31:
2006                                 16,000         25,000       76,460
2005                                 16,000         25,000       78,468
2004                                 16,000         25,000       75,360
2003                                 16,000         25,000       78,481
2002                                 16,000         25,000       74,405
========================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period November 21, 2002 (commencement of operations) through May 31, 2003.


                                 See accompanying notes to financial statements.

                                  76-77 spread

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             166
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606              Member                     of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Lead Independent   1997    Private Investor and Management Consultant.                           166
8/22/40                        Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  166
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       166
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean, Tippie College of Business, University of Iowa (since           166
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at
                                                          Georgetown University; Director (since 2004) of Xerox
                                                          Corporation; Director, SS&C Technologies, Inc. (May 2005 -
                                                          October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              164
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       78

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             166
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     166
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member      2005     Senior Vice President for Business and Finance,                       166
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               166
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. and Symphony Asset Management LLC (since 2003);
                                                          Chartered Financial Analyst.


                                       79

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               166
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 166
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President and Treasurer of Nuveen Investments, LLC               166
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. and Symphony Asset
                                                          Management LLC (since 2003); formerly, Vice President and
                                                          Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             166
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  166
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           166
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           166
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       80

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         166
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         166
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    166
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               166
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             166
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002) and Symphony Asset
                                                          Management LLC (since 2003).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").


THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any;

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and
(e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and per-sonnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as the California Select Tax-Free Fund, California Municipal Value Fund, New York Select Tax Free Fund and New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

          1.   FEES AND EXPENSES

          In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



          may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain Funds launched since
          1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

          The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF FUND ADVISERS

          In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.


Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

                        Reinvest Automatically
                               EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: 2 women looking at a photo album.


Nuveen Investments:
SERVING Investors
          For GENERATIONS



Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS'
DIFFERENT NEEDS.

Managing more than $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                o Share prices
                                o Fund details
           Learn more           o Daily financial news
about Nuveen Funds at           o Investor education
   WWW.NUVEEN.COM/CEF           o Interactive planning tools

Logo: NUVEEN Investments


                                                                     EAN-B-0506D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                Nuveen Connecticut Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                           AUDIT FEES BILLED       AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                              TO FUND (1)          BILLED TO FUND (2)      BILLED TO FUND (3)   BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2006                                        $ 8,948                      $ 0                   $ 405            $ 2,850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                       0%                      0%                  0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2005                                        $ 8,450                      $ 0                   $ 409            $ 2,650
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                       0%                      0%                  0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND      ADVISER AND           BILLED TO ADVISER
                                         AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                        SERVICE PROVIDERS      SERVICE PROVIDERS(1)      SERVICE PROVIDERS
-------------------------------------------------------------------------------------------------------------
May 31, 2006                                         $ 0                  $ 2,200                     $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                                   0%                       0%                      0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------
May 31, 2005                                         $ 0                  $ 2,200                     $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                                   0%                       0%                      0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.



                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
----------------------------------------------------------------------------------------------------------------------------
May 31, 2006                                        $ 3,255                  $ 2,200                     $ 0        $ 5,455
May 31, 2005                                        $ 3,059                  $ 2,200                     $ 0        $ 5,259

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax
Fees" billed to Adviser in their respective amounts from the previous table.



Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER


The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                  FUND
Cathryn Steeves       Nuveen Connecticut Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                  TYPE OF ACCOUNT         NUMBER OF
PORTFOLIO MANAGER                    MANAGED              ACCOUNTS      ASSETS*
-------------------------------------------------------------------------------------
Cathryn Steeves       Registered Investment Company           67      $13.216 billion
                      Other Pooled Investment Vehicles        0       $0
                      Other Accounts                          0       $0

* Assets are as of May 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 46.875 securities with an aggregate current market value of $868 billion.

Base salary. Portfolio managers are paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Portfolio managers are also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Portfolio managers are eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. The portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the May 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

------------------------------------------------------------------------------------------------------------------------
                                                                                                         DOLLAR RANGE OF
                                                                                           DOLLAR        EQUITY
                                                                                           RANGE OF      SECURITIES
                                                                                           EQUITY        BENEFICIALLY
                                                                                           SECURITIES    OWNED IN
                                                                                           BENEFICIALLY  THE REMAINDER
                                                                                           OWNED IN      OF NUVEEN
                                                                                           FUND          FUNDS MANAGED
                                                                                                         BY NAM'S
                                                                                                         MUNICIPAL
                                                                                                         INVESTMENT
NAME OF PORTFOLIO MANAGER  FUND                                                                          TEAM
------------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen Connecticut Premium Income Municipal Fund                 $0           $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn Steeves, PhD is currently a portfolio manager for 68 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: August 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.